Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [***] has been excluded from this exhibit because it is both (i) not material and (ii) would likely cause Competitive harm to the registrant if publicly disclosed.

Exhibit 10.2

EXECUTION VERSION

AMENDMENT AND RESTATEMENT AGREEMENT

dated 9 March 2020

for

JUST EAT LIMITED (FORMERLY KNOWN AS JUST EAT PLC)

with (among others)

HSBC BANK PLC

acting as Agent

RELATING TO A FACILITY AGREEMENT

originally dated 2 November 2017 (as amended pursuant to amendment letters from the Company to the Agent dated 9 August 2019 and 12 November 2019) between Just Eat Limited (formerly known as Just Eat Plc) as company, the Original Borrowers and the Original Guarantors (each, as defined therein), HSBC Bank PLC as agent, the Arrangers and the Lenders (each, as defined therein)

Ref: L-285952

Linklaters LLP

THIS AGREEMENT is dated 9 March 2020 and made between:

(1)	JUST EAT LIMITED (the “Company”);

(2)	JUST EAT LIMITED and JUST EAT HOLDING LIMITED as borrowers (the “Borrowers”);

(3)	THE SUBSIDIARIES of the Company listed in Part I of Schedule 1 as guarantors (together with the Company, the “Continuing Guarantors”);

(4)	THE FINANCIAL INSTITUTIONS listed in Part II of Schedule 1 as existing lenders (the “Existing Lenders”);

(5)	THE FINANCIAL INSTITUTIONS listed in Part III of Schedule 1 as new lenders (the “New Lenders”);

(6)	THE FINANCIAL INSTITUTIONS listed in Part IV of Schedule 1 as existing arrangers (the “Existing Arrangers”);

(7)	THE FINANCIAL INSTITUTIONS listed in Part V of Schedule 1 as new arrangers (the “New Arrangers”); and

(8)	HSBC BANK PLC as agent of the other Finance Parties (the “Agent”).

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:

“Amended Agreement” means the Original Facility Agreement, as amended and restated in the form set out in Schedule 3 (Form of Amended Agreement).

“Amended Commitment Schedule” has the meaning given to that term in Clause 4.3 (Commitments).

“Effective Date” means the date on which the Effective Time occurs. “Effective Time” means the later to occur of:

(a)	the time of the notification by the Agent under Clause 2 (Conditions Precedent); and

(b)	8:00a.m. on 11 March 2020.

“Maturing Loans” means all sterling denominated Loans outstanding as at the Effective Date (but immediately prior to the Effective Time) with an Interest Period ending on 11 March 2020.

“Original Facility Agreement” means the £350,000,000 facility agreement dated 2 November 2017 between the Company, certain Subsidiaries of the Company as borrowers and guarantors, the Agent, the Arranger named in it and the Lenders named in it as amended from time to time prior to the date of this Agreement.

“Party” means a party to this Agreement.

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“Prospectus” means the prospectus dated 22 October 2019 published by Just Eat Takeaway.com N.V. and sponsored by Merrill Lynch International (as supplemented by supplements dated 20 November 2019, 30 December 2019, 29 January 2020 and 13 February 2020) in connection with (among other things) the admission to the premium listing segment of the Official List maintained by the Financial Conduct Authority and to trading on the London Stock Exchange plc’s main market for listed securities of the ordinary shares in the share capital of Just Eat Takeaway.com N.V..

“Rollover Facility A1 Loan” means a Facility A1 Loan where:

(a)	the Utilisation Date of that Facility A1 Loan is the Effective Date;

(b)	the Borrower of that Facility A1 Loan is Just Eat Holding Limited;

(c)	the currency of that Facility A1 Loan is GBP;

(d)	the amount of that Facility A1 Loan shall be £155,000,000;

(e)	the Interest Period for that Facility A1 Loan is one Month; and

(f)	that Facility A1 Loan is being made in whole for the purposes of refinancing (in part) the Maturing Loans on the Effective Date.

“Rollover Facility A2 Loan” means a Facility A2 Loan where:

(a)	the Utilisation Date of that Facility A2 Loan is the Effective Date;

(b)	the Borrower of that Facility A2 Loan is Just Eat Holding Limited;

(c)	the currency of that Facility A2 Loan is GBP;

(d)	the amount of that Facility A2 Loan shall be £140,000,000;

(e)	the Base Currency Amount of that Facility A2 Loan shall be £140,000,000 converted into euro at the Agent’s Spot Rate of Exchange on the date which is three Business Days before the Utilisation Date;

(f)	the Interest Period of that Facility A2 Loan is one Month; and

(g)	that Facility A2 Loan is being made in whole for the purposes of refinancing (in part) the Maturing Loans on the Effective Date.

“Rollover Loans” means the Rollover Facility A1 Loan and the Rollover Facility A2 Loan.

1.2	Incorporation of defined terms

(a)	Unless a contrary indication appears, terms defined in the Original Facility Agreement or (in the case of Clause 4.6 (Rollover Loans), the definitions of “Rollover Facility A1 Loan” and “Rollover Facility A2 Loan” in Clause 1.1 (Definitions) and any references to the term “Fee Letter”) the Amended Agreement have the same meaning in this Agreement.

(b)	The principles of construction set out in the Original Facility Agreement shall have effect as if set out in this Agreement.

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1.3	Clauses

In this Agreement, any reference to a “Clause” or a “Schedule” is, unless the context otherwise requires, a reference to a Clause in or a Schedule to this Agreement.

1.4	Third Party Rights

A person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

1.5	Designation

In accordance with the Original Facility Agreement, each of the Company and the Agent designate this Agreement as a Finance Document.

2.	CONDITIONS PRECEDENT

The provisions of Clause 4 (Amendment) shall be effective only if the Agent has received all the documents and other evidence listed in Schedule 2 (Conditions precedent) in form and substance satisfactory to the Agent. The Agent shall notify the Company, the Existing Lenders and the New Lenders promptly upon being so satisfied.

3.	REPRESENTATIONS

Each Borrower and each Continuing Guarantor makes the Repeating Representations (as defined in the Amended Agreement) and the representations and warranties set out in clause 19.10 (No misleading information) of the Amended Agreement by reference to the facts and circumstances then existing:

(a)	on the date of this Agreement; and

(b)	on the Effective Date,

but as if references in clause 20 (Representations) of the Amended Agreement to “the Finance Documents” were instead to this Agreement and each Fee Letter to be entered into on or about the date of this Agreement and, on the Effective Date, to the Finance Documents (as defined in the Amended Agreement).

4.	AMENDMENT

4.1	Amendment

With effect from the Effective Time, the Original Facility Agreement shall be amended and restated in the form set out in Schedule 3 (Form of Amended Agreement).

4.2	Confirmations

(a)	The provisions of the Original Facility Agreement and the other Finance Documents (including the guarantee and indemnity of each Guarantor) shall, save as amended by this Agreement, continue in full force and effect. Each Borrower and each Continuing Guarantor reconfirms all of its obligations under the Original Facility Agreement and the other Finance Documents.

(b)	From the Effective Time, any reference in the Finance Documents to the Original Facility Agreement or to any provision of the Original Facility Agreement will be construed as a reference to the Amended Agreement, or that provision, as amended by this Agreement.

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(c)	Each Borrower and each Continuing Guarantor confirms that, with effect from the Effective Time, the guarantees and indemnities set out in clause 18 (Guarantee and indemnity) of the Amended Agreement shall continue to apply and extend to the obligations of each Obligor (as defined in the Amended Agreement) under the Finance Documents subject to the guarantee limitations set out in clause 18 (Guarantee and indemnity) of the Amended Agreement.

4.3	Commitments

Immediately following the Effective Time on the Effective Date, the Commitments of the Existing Lenders and the New Lenders will be as set out in Part II of Schedule 1 (The Original Parties) to the Amended Agreement (the “Amended Commitment Schedule”).

4.4	New Lenders

(a)	At the Effective Time on the Effective Date:

(i)	each New Lender will assume all the obligations of a Lender under the Amended Agreement in respect of its Commitment specified in the Amended Commitment Schedule;

(ii)	each of the Obligors and each New Lender shall assume obligations towards one another and/or acquire rights against one another as the Obligors and each New Lender would have assumed and/or acquired had that New Lender been an Original Lender; and

(iii)	each New Lender shall become a Party to the Amended Agreement as a “Lender” and each New Lender and each of the other Finance Parties (including, for the avoidance of doubt, each other New Lender) shall assume obligations towards one another and acquire rights against one another as each New Lender and those Finance Parties would have assumed and/or acquired had that New Lender been an Original Lender.

(b)	The Facility Office and address, email address, fax number and attention details for notices of each New Lender for the purposes of clause 31.2 (Addresses) and clause 31.5 (Electronic communication) of the Amended Agreement are those notified in writing to the Agent on or prior to the Effective Date.

4.5	New Arrangers

(a)	At the Effective Time on the Effective Date:

(i)	each of the Obligors and each New Arranger shall assume obligations towards one another and/or acquire rights against one another as the Obligors and that New Arranger would have assumed and/or acquired had that New Arranger been a party to the Original Facility Agreement as an Arranger; and

(ii)	each New Arranger shall become a Party to the Amended Agreement as an “Arranger” and each New Arranger and each of the other Finance Parties (including, for the avoidance of doubt, each other New Arranger) shall assume obligations towards one another and acquire rights against one another as that New Arranger and those Finance Parties would have assumed and/or acquired had that New Arranger been a party to the Original Facility Agreement as an Arranger.

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4.6	Rollover Loans

Notwithstanding anything in the Original Facility Agreement or the Amended Agreement to the contrary:

(a)	the Borrowers shall repay the Maturing Loans on the Effective Date;

(b)	Just Eat Holding Limited shall be deemed to have delivered to the Agent at the Effective Time on the Effective Date a Utilisation Request for each Rollover Loan, and the Existing Lenders and the New Lenders expressly agree to waive the notice requirements under clause 5.1 (Delivery of a Utilisation Request) of the Amended Agreement in respect of the delivery of such Utilisation Requests;

(c)	at the Effective Time on the Effective Date, the Rollover Loans shall be treated as if applied in repayment of the Maturing Loans, so that the relevant Borrower will not be required to make a payment under clause 30.1 (Payments to the Agent) of the Original Facility Agreement in respect of the principal amount of the Maturing Loans, provided that, if an Existing Lender or a New Lender fails to comply with the provisions of this Clause 4.6, the relevant Borrower shall be required to make a payment under clause 30.1 (Payments to the Agent) of the Original Facility Agreement to the extent any Maturing Loan remains unpaid in full on the Effective Date;

(d)	each Existing Lender and each New Lender shall participate in each Rollover Loan in the proportion borne by its Facility A1 Commitment and Facility A2 Commitment to the Total Facility A1 Commitments and Total Facility A2 Commitments (in each case, as applicable and as set out in the Amended Commitment Schedule);

(e)	subject to the other provisions of this Agreement and subject to clause 4.2 (Further conditions precedent) of the Amended Agreement, each Existing Lender and each New Lender shall make its participation in each Rollover Loan available by the Effective Date;

(f)	each Existing Lender will be required to make a payment under clause 29.1 (Payments to the Agent) of the Amended Agreement in respect of its participations in the Rollover Loans only to the extent that the aggregate amount of its participations in the Rollover Loans exceeds the aggregate amount of that Existing Lender’s participations in the Maturing Loans as at the Effective Date (but immediately prior to the Effective Time) and the remainder of that Existing Lender’s participations in the Rollover Loans shall be treated as having been made available to and applied by the relevant Borrower in or towards repayment of that Existing Lender’s participations in the Maturing Loans;

(g)	each New Lender will be required to make a payment under clause 29.1 (Payments to the Agent) of the Amended Agreement in an amount equal to its participations in the Rollover Loans; and

(h)	each payment received by the Agent from an Existing Lender or a New Lender pursuant to paragraph (f) or (g) above (as applicable) shall be applied by the Agent in payment to each Existing Lender, to the extent that the aggregate amount of the participations of that Existing Lender in the Rollover Loans is less than the aggregate amount of its participations in the Maturing Loans as at the Effective Date (but immediately prior to the Effective Time), on behalf of the relevant Borrower for application towards the repayment

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of each such Existing Lender’s participations in the Maturing Loans, until each Existing Lender’s participations in the Maturing Loans (to the extent that the aggregate amount of the participations of that Existing Lender in the Rollover Loans is less than the aggregate amount of its participations in the Maturing Loans as at the Effective Date (but immediately prior to the Effective Time)) has been repaid in full.

5.	TRANSACTION EXPENSES

The Company shall within three Business Days of demand reimburse the Agent for the amount of all reasonable and documented third party costs and expenses (including legal fees up to pre- agreed caps (if any)) reasonably incurred by the Agent in connection with the negotiation, preparation, printing and execution of this Agreement and any other documents referred to in this Agreement.

6.	MISCELLANEOUS

6.1	Incorporation of terms

The provisions of clause 32 (Notices) and clause 41 (Enforcement) of the Original Facility Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to “this Agreement” are references to this Agreement.

6.2	Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

7.	GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

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SCHEDULE 1

The Parties

PART I

The Continuing Guarantors

Name of Guarantor	Registration number (or equivalent, if any)	Original Jurisdiction

Eat Now Services Pty Ltd	ABN 59 138 659 588	Australia

Just Eat Denmark Holding ApS	35143416	Denmark

Just Eat Holding Limited	05438939	England and Wales

Just Eat Host A/S	25487389	Denmark

Just Eat.co.uk Limited	04656315	England and Wales

Just Eat.dk ApS	25537335	Denmark

Just-Eat Ireland Limited	457475	Ireland

Just-Eat Spain S.L.U.	B86008539	Spain

Just-eat.lu S.à r.l	R.C.S. Luxembourg B 176.212	Luxembourg

Menulog Group Ltd	ACN 603 840 820	Australia

Menulog Pty Ltd	ABN 76 120 943 615	Australia

SkipTheDishes Restaurant Services Inc	11160745	Canada

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PART II

The Existing Lenders

Name of Existing Lender

ABN AMRO Bank N.V.

Barclays Bank PLC

BNP Paribas, London Branch

Goldman Sachs Bank USA

HSBC UK Bank Plc1

ING Bank N.V.

National Westminster Bank Plc

RBC Europe Limited

[1]	In accordance with a ring-fencing order made by the High Court on 21 May 2018 under Part VII of the Financial Services and Markets Act 2000, various assets and liabilities of HSBC Bank plc, including the facility originally made available pursuant to the Original Facility Agreement, were transferred to HSBC UK Bank plc with effect from 1 July 2018.

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PART III

The New Lenders

Name of New Lender

Bank of America, N.A., London Branch

Bank of China Limited, London Branch

Coöperatieve Rabobank U.A.

Raiffeisen Bank International AG

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PART IV

The Existing Arrangers

Name of Existing Arranger

Barclays Bank PLC

BNP Paribas

Goldman Sachs Bank USA

HSBC UK Bank plc2

National Westminster Bank plc

Royal Bank of Canada

[2]	In accordance with a ring-fencing order made by the High Court on 21 May 2018 under Part VII of the Financial Services and Markets Act 2000, various assets and liabilities of HSBC Bank plc, including the facility originally made available pursuant to the Original Facility Agreement, were transferred to HSBC UK Bank plc with effect from 1 July 2018.

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PART V

The New Arrangers

Name of New Arranger

ABN AMRO Bank N.V.

Bank of America Merrill Lynch International Designated Activity Company

Bank of China Limited, London Branch

Coöperatieve Rabobank U.A.

ING Bank N.V.

Raiffeisen Bank International AG

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SCHEDULE 2

Conditions precedent

1.	Borrowers and Continuing Guarantors

(a)	A copy of the constitutional documents of each Borrower and each Continuing Guarantor or a certificate of an authorised signatory of that Borrower or Continuing Guarantor certifying that the constitutional documents previously delivered to the Agent for the purposes of the Original Facility Agreement have not been amended and remain in full force and effect (and in the case of a Spanish Obligor, an up-to-date excerpt (certificación literal) from the relevant Commercial Registry in respect of such Spanish Obligor).

(b)	A copy of a resolution (or, in the case of an Australian Obligor, an extract thereof) of the board of directors or managers of each Borrower and each Continuing Guarantor:[3]

(i)	approving the terms of, and the transactions contemplated by, this Agreement and resolving that it execute this Agreement; and

(ii)	authorising a specified person or persons to execute this Agreement on its behalf.

(c)	A specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above, where not already held by the Agent.

(d)	A copy of a resolution signed by all the holders of the issued shares in each Borrower and each Continuing Guarantor (other than (i) the Company, and (ii) any Continuing Guarantor incorporated in Australia, Denmark, Ireland or Luxembourg), approving the terms of, and the transactions contemplated by, this Agreement.

(e)	A certificate of the Company (signed by a director) confirming that borrowing or guaranteeing, as appropriate, the Total Commitments would not cause any borrowing, guaranteeing or similar limit binding on any Borrower or Continuing Guarantor to be exceeded.

(f)	A certificate of an authorised signatory of the relevant Borrower or Continuing Guarantor certifying that each copy document relating to it specified in this Schedule 2 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

(g)	In respect of each Irish Obligor, a certificate (signed by a director) certifying certain factual information about that Irish Obligor including confirmations in respect of Section 239 and 82 of the Irish Companies Act.

(h)	In respect of each Australian Obligor, a certificate (signed by a director) certifying that:

(i)	there will be no contravention of, and neither is it prohibited by, Chapter 2E or 2J of the Australian Corporations Act or any other provision of the Australian Corporations Act from entering into and delivering this Agreement and the performance of any of its obligations under this Agreement or the Amended Agreement; and

3	Note that, in the case of SkipTheDishes Restaurant Services Inc, shareholder resolutions will be provided in lieu of board resolutions.

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(ii)	it is solvent and there are no reasonable grounds to suspect that it will become insolvent by entering into and complying with its obligations under this Agreement.

(i)	In respect of the Luxembourg Obligor:

(i)	an excerpt (extrait) from the Luxembourg Register of Commerce and Companies (R.C.S. Luxembourg); and

(ii)	a certificate of absence of a judicial decision (certificat de non-inscription du’ne decision judiciaire) delivered by the Luxembourg Register of Commerce and Companies (R.C.S. Luxembourg).

2.	Legal opinions

(a)	A legal opinion of Clifford Chance LLP, legal advisers to the Existing Lenders, the New Lenders and the Agent in England, substantially in the form distributed to the Lenders prior to signing this Agreement.

(b)	A legal opinion of Clifford Chance SCS, legal advisers to the Existing Lenders, the New Lenders and the Agent in Luxembourg, substantially in the form distributed to the Lenders prior to signing this Agreement.

(c)	A legal opinion of Clifford Chance, legal advisers to the Existing Lenders, the New Lenders and the Agent in Australia, substantially in the form distributed to the Lenders prior to signing this Agreement.

(d)	A legal opinion of Arthur Cox, legal advisers to the Existing Lenders, the New Lenders and the Agent in Ireland, substantially in the form distributed to the Lenders prior to signing this Agreement.

(e)	A legal opinion of Gorrissen Federspiel Advokatpartnerselskab, legal advisers to the Existing Lenders, the New Lenders and the Agent in Denmark substantially in the form distributed to the Lenders prior to signing this Agreement.

(f)	A legal opinion of Ogier, legal advisers to the Company in Luxembourg substantially in the form distributed to the Lenders prior to signing this Agreement.

(g)	A capacity legal opinion of LaBarge Weinstein LLP, legal advisers to the Company in Canada substantially in the form distributed to the Lenders prior to signing this Agreement.

(h)	A capacity legal opinion of Cuatrecasas, Gonçalves Pereira S.L.P., legal advisers to the Company in Spain substantially in the form distributed to the Lenders prior to signing this Agreement.

3.	Other documents and evidence

(a)	A duly executed copy of this Agreement and each Fee Letter to be entered to into on or about the date of this Agreement.

(b)	A copy of the structure chart for the Group.

(c)	Confirmation that Just Eat Takeaway.com N.V. owns not less than 90 per cent. of the issued shares in the Company.

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(d)	The Prospectus.

(e)	Any document requested by a Lender in respect of its “know your customer” or similar procedures in respect of the Borrowers and the Continuing Obligors.

(f)	Evidence that any fees, costs and expenses then due from the Company under the Amended Agreement have been or will be paid in full.

(g)	The audited consolidated financial statements of the Company and its Subsidiaries for the financial year ended 31 December 2018.

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SCHEDULE 3

Form of Amended Agreement

15

CLIFFORD CHANCE LLP

£267,500,000 and €307,625,000

FACILITIES AGREEMENT

dated 2 November 2017 as amended pursuant to amendment letters from the Company to the Agent dated 9 August 2019 and 12 November 2019 and as amended and restated pursuant to an amendment and restatement agreement dated _9_ March 2020 for

JUST EAT LIMITED (formerly known as Just Eat Plc)

arranged by

ABN AMRO BANK N.V., BANK OF AMERICA MERRILL LYNCH INTERNATIONAL DESIGNATED ACTIVITY COMPANY, BARCLAYS BANK PLC, BNP PARIBAS, GOLDMAN SACHS BANK USA, HSBC UK BANK PLC, ING BANK N.V., COÖPERATIEVE RABOBANK U.A., BANK OF CHINA LIMITED, LONDON BRANCH, NATIONAL WESTMINSTER BANK PLC, ROYAL BANK OF CANADA and RAIFFEISEN BANK INTERNATIONAL AG

with

HSBC BANK PLC

acting as agent

MULTICURRENCY REVOLVING FACILITIES AGREEMENT

THIS AGREEMENT is dated 2 November 2017 as amended pursuant to amendment letters from the Company to the Agent dated 9 August 2019 and 12 November 2019 and as amended and restated pursuant to an amendment and restatement agreement dated _9_ March 2020 and made between:

(1)	JUST EAT LIMITED (the “Company”);

(2)	THE SUBSIDIARIES of the Company listed in Part I of Schedule 1 (The Original Parties) as original borrowers (together with the Company the “Original Borrowers”);

(3)	THE SUBSIDIARIES of the Company listed in Part I of Schedule 1 (The Original Parties) as original guarantors (together with the Company the “Original Guarantors”);

(4)	ABN AMRO BANK N.V., BANK OF AMERICA MERRILL LYNCH INTERNATIONAL DESIGNATED ACTIVITY COMPANY, BARCLAYS BANK PLC, BNP PARIBAS, GOLDMAN SACHS BANK USA, HSBC UK BANK PLC,[1] ING BANK N.V. and COÖPERATIEVE RABOBANK U.A. as mandated lead arrangers and bookrunners, BANK OF CHINA LIMITED, LONDON BRANCH, NATIONAL WESTMINSTER BANK PLC and ROYAL BANK OF CANADA as mandated lead arrangers, RAIFFEISEN BANK INTERNATIONAL AG as lead arranger, and BNP PARIBAS as documentation agent (whether acting individually or together the “Arranger”);

(5)	THE FINANCIAL INSTITUTIONS listed in Part II of Schedule 1 (The Original Parties) as lenders (the “Original Lenders”); and

(6)	HSBC BANK PLC as agent of the other Finance Parties (the “Agent”).

IT IS AGREED as follows:

1	In accordance with a ring-fencing order made by the High Court on 21 May 2018 under Part VII of the Financial Services and Markets Act 2000, various assets and liabilities of HSBC Bank plc, including the facility originally made available pursuant to the original Facility Agreement, were transferred to HSBC UK Bank plc with effect from 1 July 2018.

SECTION 1

INTERPRETATION

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:

“Acceding Takeaway Entities” has the meaning given to that term in Clause 25.7 (Takeaway Accessions).

“Acceptable Bank” means:

(a)	a Lender;

(b)	a bank or financial institution which has a rating for its long-term unsecured and non credit-enhanced debt obligations of A- or higher by Standard & Poor’s Rating Services or Fitch Ratings Ltd or A3 or higher by Moody’s Investors Service Limited or a comparable rating from an internationally recognised credit rating agency; or

(c)	any other bank or financial institution approved by the Agent (acting on the instructions of the Majority Lenders) such approval not to be unreasonably withheld or delayed.

“Accession Letter” means a document substantially in the form set out in Schedule 6 (Form of Accession Letter).

“Accordion Increase Amount” means, in respect of an Accordion Increase Request, the amount of the increase in the Facility A1 Commitments and/or Facility A2 Commitments requested in that Accordion Increase Request.

“Accordion Increase Confirmation” means a confirmation substantially in the form set out in Schedule 12 (Form of Accordion Increase Confirmation).

“Accordion Increase Date” has the meaning given to it in Clause 2.3 (Accordion Option).

“Accordion Increase Lender” has the meaning given to it in Clause 2.3 (Accordion Option).

“Accordion Increase Request” means a request substantially in the form set out in Schedule 11 (Form of Accordion Increase Request).

“Accounting Principles” means:

(a)	for the purposes of:

(i)	Clause 20.3 (Requirements as to financial statements) in respect of the Company’s consolidated financial statements; and

(ii)	the financial covenants set out in Clause 21.2 (Financial condition) when tested by reference to the Company’s consolidated financial statements (and any reference to the Accounting Principles in Clause 21.1 (Financial definitions) for the purposes of that testing or Clause 21.3 (Financial testing)), generally accepted accounting principles in the United Kingdom, including IFRS; and

(b)	for the purposes of:

(i)	Clause 20.3 (Requirements as to financial statements) in respect of Just Eat Takeaway.com N.V.’s consolidated financial statements; and

(ii)	the financial covenants set out in Clause 21.2 (Financial condition) when tested by reference to Just Eat Takeaway.com N.V.’s consolidated financial statements (and any reference to the Accounting Principles in Clause 21.1 (Financial definitions) for the purposes of that testing or Clause 21.3 (Financial testing)), generally accepted accounting principles in the Netherlands, including IFRS.

“Additional Borrower” means a company which becomes an Additional Borrower in accordance with Clause 25 (Changes to the Obligors).

“Additional Guarantor” means a company which becomes an Additional Guarantor in accordance with Clause 25 (Changes to the Obligors).

“Additional Obligor” means an Additional Borrower or an Additional Guarantor.

“Adjusted EBITDA” has the meaning given to that term in Clause 21.1 (Financial definitions).

“Affiliate” means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company. Notwithstanding the foregoing, in relation to The Royal Bank of Scotland plc or National Westminster Bank plc, the term “Affiliate” shall not include (i) the United Kingdom government or any member or instrumentality thereof, including Her Majesty’s Treasury and UK Financial Investments Limited (or any directors, officers, employees or entities thereof) or (ii) any persons or entities controlled by or under common control with the United Kingdom government or any member or instrumentality thereof (including Her Majesty’s Treasury and UK Financial Investments Limited) and which are not part of The Royal Bank of Scotland Group plc and its subsidiaries or subsidiary undertakings.

“Agent’s Spot Rate of Exchange” means:

(a)	the Agent’s spot rate of exchange; or

(b)	(if the Agent does not have an available spot rate of exchange) any other publicly available spot rate of exchange selected by the Agent (acting reasonably),

for the purchase of the relevant currency with the applicable Base Currency in the London foreign exchange market at or about 11:00 a.m. on a particular day.

“Amendment and Restatement Agreement” means the amendment and restatement agreement dated 9 March 2020 between (among others) the Company and the Agent pursuant to which this Agreement was amended and restated on the Effective Date.

“Assignment Agreement” means an agreement substantially in the form set out in Schedule 5 (Form of Assignment Agreement) or any other form agreed between the relevant assignor and assignee.

“Australia” means the Commonwealth of Australia (and “Australian” shall be construed accordingly).

“Australian Code of Banking Practice” means the Banking Code of Practice 2019, as amended, revised or amended and restated from time to time.

“Australian Corporations Act” means the Corporations Act 2001 (Cth) of Australia.

“Australian Obligor” means any Obligor with an Original Jurisdiction of Australia.

“Authorisation” means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration.

“Availability Period” means the period from and including the date of this Agreement to and including the date falling one month prior to the Termination Date.

“Available Commitment” means, in relation to a Facility, a Lender’s Commitment under that Facility minus (subject as set out below):

(a)	the Base Currency Amount of its participation in any outstanding Loans under that Facility; and

(b)	in relation to any proposed Utilisation, the Base Currency Amount of its participation in any other Loans that are due to be made under that Facility on or before the proposed Utilisation Date.

For the purposes of calculating a Lender’s Available Commitment in relation to any proposed Utilisation under a Facility, that Lender’s participation in any Loans under that Facility that are due to be repaid or prepaid on or before the proposed Utilisation Date shall not be deducted from that Lender’s Commitment under that Facility.

“Available Facility” means, in relation to a Facility, the aggregate for the time being of each Lender’s Available Commitment in respect of that Facility.

“Base Currency” means:

(a)	in respect of Facility A1, sterling; and

(b)	in respect of Facility A2, euro.

“Base Currency Amount” means in relation to a Loan, the amount specified in the Utilisation Request delivered by a Borrower for that Loan (or, if the amount requested is not denominated in the applicable Base Currency, that amount converted into the applicable Base Currency at the Agent’s Spot Rate of Exchange on the date which is three Business Days before the Utilisation Date or, if later, on the date the Agent receives the Utilisation Request) as adjusted in all cases to reflect any repayment or prepayment of a Utilisation.

“Benchmark Rate” means, in relation to any Loan in a Non-LIBOR Currency:

(a)	the applicable Screen Rate as of the Specified Time for the currency of that Loan and for a period equal in length to the Interest Period of that Loan; or

(b)	as otherwise determined pursuant to Clause 11.1 (Unavailability of Screen Rate),

and if, in either case, that rate is less than zero, the Benchmark Rate shall be deemed to be zero.

“Borrower” means an Original Borrower or an Additional Borrower unless it has ceased to be a Borrower in accordance with Clause 25 (Changes to the Obligors).

“Brazil JV” means IF-JE S.A. and/or IF-JE Holdings BV and/or any successor entity, replacement entity or other joint venture entity through which the Group conducts business in Brazil or holds any interest in any entity organised, existing or established in Brazil.

“Break Costs” means the amount (if any) by which:

(a)	the interest (excluding the Margin) which a Lender should have received for the period from the date of receipt of all or any part of its participation in a Loan or Unpaid Sum to the last day of the current Interest Period in respect of that Loan or Unpaid Sum, had the principal amount or Unpaid Sum received been paid on the last day of that Interest Period;

exceeds:

(b)	the amount which that Lender would be able to obtain by placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period.

“Business Day” means a day (other than a Saturday or Sunday) on which banks are open for general business in London and (on and from the date all Takeaway Accessions have occurred) Amsterdam and:

(a)	(in relation to any date for payment or purchase of a currency other than euro or a Non-LIBOR Currency) the principal financial centre of the country of that currency;

(b)	(in relation to any date for payment or purchase of euro) any TARGET Day; or

(c)	(in relation to any date for payment or purchase of (or the fixing of an interest rate in relation to) a Non-LIBOR Currency) any day specified as such in respect of that currency in Schedule 13 (Other Benchmarks).

“Cash Equivalent Investments” has the meaning given to that term in Clause 21.1 (Financial definitions).

“CMA Approval” means the approval of the Competition and Markets Authority of the Combination.

“Code” means the US Internal Revenue Code of 1986.

“Combination” means the all-share combination of the Company and Just Eat Takeaway.com N.V., implemented by way of a takeover offer and which was declared wholly unconditional on 31 January 2020. For the purposes of this Agreement, the Combination shall be treated as having completed on 7 February 2020 (and “completion” and “completed” shall be construed accordingly).

“Commitment” means a Facility A1 Commitment or a Facility A2 Commitment.

“Compliance Certificate” means a certificate substantially in the form set out in Schedule 8 (Form of Compliance Certificate.

“Confidential Information” means all information relating to Just Eat Takeaway.com N.V., the Company, any Obligor, the Group, the Finance Documents or a Facility of which a Finance Party becomes aware in its capacity as, or for the purpose of becoming, a Finance Party or which is received by a Finance Party in relation to, or for the purpose of becoming a Finance Party under, the Finance Documents or a Facility from either:

(a)	any member of the Group or any of its advisers; or

(b)	another Finance Party, if the information was obtained by that Finance Party directly or indirectly from any member of the Group or any of its advisers,

in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes:

(i)	information that:

(A)	is or becomes public information other than as a direct or indirect result of any breach by that Finance Party of Clause 36 (Confidential Information); or

(B)	is identified in writing at the time of delivery as non- confidential by any member of the Group or any of its advisers; or

(C)	is known by that Finance Party before the date the information is disclosed to it in accordance with paragraphs (a) or (b) above or is lawfully obtained by that Finance Party after that date,

from a source which is, as far as that Finance Party is aware, unconnected with the Group and which, in either case, as far as that Finance Party is aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality; and

(ii)	any Funding Rate or any Reference Bank Quotation.

“Confidentiality Undertaking” means a confidentiality undertaking substantially in a recommended form of the LMA from time to time or in any other form agreed between the Company and the Agent.

“CTA” means the UK Corporation Tax Act 2009.

“Default” means an Event of Default or any event or circumstance specified in Clause 23 (Events of Default) which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default.

“Defaulting Lender” means any Lender:

(a)	which has failed to make its participation in a Loan available (or has notified the Agent or the Company (which has notified the Agent) that it will not make its participation in a Loan available) by the Utilisation Date of that Loan in accordance with Clause 5.4 (Lenders’ participation);

(b)	which has otherwise rescinded or repudiated a Finance Document; or

(c)	with respect to which an Insolvency Event has occurred and is continuing, unless, in the case of paragraph (a) above:

(i)	its failure to pay is caused by:

(A)	administrative or technical error; or

(B)	a Disruption Event,

and payment is made within five Business Days of its due date; or

(ii)	the Lender is disputing in good faith whether it is contractually obliged to make the payment in question.

“Disruption Event” means either or both of:

(a)	a material disruption to those payment or communications systems or to those financial markets which are, in each case, required to operate in order for payments to be made in connection with a Facility (or otherwise in order for the transactions contemplated by the Finance Documents to be carried out) which disruption is not caused by, and is beyond the control of, any of the Parties; or

(b)	the occurrence of any other event which results in a disruption (of a technical or systems-related nature) to the treasury or payments operations of a Party preventing that, or any other Party:

(i)	from performing its payment obligations under the Finance Documents; or

(ii)	from communicating with other Parties in accordance with the terms of the Finance Documents,

and which (in either such case) is not caused by, and is beyond the control of, the Party whose operations are disrupted.

“Dutch Borrower” means a Borrower incorporated in The Netherlands.

“Dutch Civil Code” means the Dutch Civil Code (Burgerlijk Wetboek).

“Dutch Obligor” means an Obligor incorporated in The Netherlands.

“Effective Date” has the meaning given to that term in the Amendment and Restatement Agreement.

“Eligible Institution” means any Lender, Affiliate of a Lender or other bank, financial institution, trust, fund or other entity selected by the Company and which, in each case, is not a member of the Group.

“EURIBOR” means, in relation to any Loan in euro:

(a)	the applicable Screen Rate as of the Specified Time for euro and for a period equal in length to the Interest Period of that Loan; or

(b)	as otherwise determined pursuant to Clause 11.1 (Unavailability of Screen Rate),

and if, in either case, that rate is less than zero, EURIBOR shall be deemed to be zero.

“Event of Default” means any event or circumstance specified as such in Clause 23 (Events of Default).

“Existing Facilities” means the revolving credit facilities provided pursuant to a revolving credit facilities agreement originally dated 13 March 2015 (as amended and restated on 16 December 2016) and entered into between, among others, the Company and Barclays Bank PLC as agent.

“Facility” means Facility A1 and Facility A2.

“Facility A1” means the sterling revolving loan facility made available under this Agreement as described in paragraph (a) of Clause 2.1 (The Facilities).

“Facility A1 Commitment” means:

(a)	in relation to an Original Lender, the amount in the applicable Base Currency set opposite its name under the heading “Facility A1 Commitment” in Part II of Schedule 1 (The Original Parties) and the amount of any other Facility A1 Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.2 (Increase) or Clause 2.3 (Accordion Option); and

(b)	in relation to any other Lender, the amount in the applicable Base Currency of any Facility A1 Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.2 (Increase) or Clause 2.3 (Accordion Option), to the extent not cancelled, reduced or transferred by it under this Agreement.

“Facility A1 Loan” means a loan made or to be made under Facility A1 or the principal amount outstanding for the time being of that loan.

“Facility A2” means the euro revolving loan facility made available under this Agreement as described in paragraph (b) of Clause 2.1 (The Facilities).

“Facility A2 Commitment” means:

(a)	in relation to an Original Lender, the amount in the applicable Base Currency set opposite its name under the heading “Facility A2 Commitment” in Part II of Schedule 1 (The Original Parties) and the amount of any other Facility A2 Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.2 (Increase) or Clause 2.3 (Accordion Option); and

(b)	in relation to any other Lender, the amount in the applicable Base Currency of any Facility A2 Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.2 (Increase) or Clause 2.3 (Accordion Option), to the extent not cancelled, reduced or transferred by it under this Agreement.

“Facility A2 Loan” means a loan made or to be made under Facility A2 or the principal amount outstanding for the time being of that loan.

“Facility Office” means the office or offices notified by a Lender to the Agent in writing on or before the date it becomes a Lender (or, following that date, by not less than five Business Days’ written notice) as the office or offices through which it will perform its obligations under this Agreement

“Fallback Interest Period” means one week or, if the Loan is in a Non-LIBOR Currency, the period specified as such in respect of that currency in Schedule 13 (Other Benchmarks) or such other period as the Company and the Agent (acting on the instructions of all of the Lenders) may agree.

“FATCA” means:

(a)	sections 1471 to 1474 of the Code or any associated regulations;

(b)	any treaty, law or regulation or official interpretations thereof of any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in paragraph (a) above; or

(c)	any agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraphs (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction.

“FATCA Application Date” means:

(a)	in relation to a “withholdable payment” described in section 1473(1)(A)(i) of the Code (which relates to payments of interest and certain other payments from sources within the US), 1 July 2014; or

(b)	in relation to a “passthru payment” described in section 1471(d)(7) of the Code not falling within paragraph (a) above, the first date from which such payment may become subject to a deduction or withholding required by FATCA.

“FATCA Deduction” means a deduction or withholding from a payment under a Finance Document required by FATCA.

“FATCA Exempt Party” means a Party that is entitled to receive payments free from any FATCA Deduction.

“Fee Letter” means:

(a)	any letter or letters dated on or about the date of this Agreement or prior to or on or about the date of the Amendment and Restatement Agreement between the Arranger and the Company (or the Agent and the Company) setting out any of the fees referred to in Clause 12 (Fees); and

(b)	any other agreement setting out fees payable to a Finance Party referred to in Clause 2.2 (Increase), Clause 2.3 (Accordion Option) or Clause 5.6 (Extension Option).

“Finance Document” means this Agreement, any Fee Letter, any Accession Letter, any Resignation Letter, any Accordion Increase Request, any Accordion Increase Confirmation, any Increase Confirmation, the amendment letter from the Company to the Agent dated 9 August 2019, the amendment letter from the Company to the Agent dated 12 November 2019, the Amendment and Restatement Agreement and any other document designated as such by the Agent and the Company.

“Finance Party” means the Agent, the Arranger or a Lender.

“Financial Indebtedness” means (without double counting) any indebtedness for or in respect of:

(a)	moneys borrowed;

(b)	any amount raised by acceptance under any acceptance credit facility or dematerialised equivalent;

(c)	any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar debt instrument;

(d)	the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with IFRS, be treated as a balance sheet liability (other than any liability in respect of a lease or hire purchase contract which would, in accordance with IFRS in force as at the date of this Agreement, have been treated as an operating lease);

(e)	receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);

(f)	any amount raised under any other transaction (including any forward sale or purchase agreement) required by IFRS to be shown as a borrowing in the audited consolidated balance sheet of the Parent;

(g)	any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value (or, if any actual amount is due as a result of the termination or close-out of that derivative transaction, that amount) shall be taken into account as at the relevant date on which Financial Indebtedness is calculated);

(h)	any amount raised by the issue of redeemable preference shares which are redeemable prior to the Termination Date; and

(i)	any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution in respect of an underlying liability which would fall within one of the preceding paragraphs of this definition;

(j)	the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in the preceding paragraphs of this definition,

but excluding indebtedness owing by a member of the Group to another member of the Group.

“Financial Year” means the annual accounting period of the Group ending on 31 December in each year.

“Funding Rate” means any individual rate notified by a Lender to the Agent pursuant to paragraph (a)(ii) of Clause 11.4 (Cost of funds).

“Germany” means the Federal Republic of Germany.

“German Group Member” means a member of the Group with an Original Jurisdiction of Germany.

“German Guarantor” means a Guarantor with an Original Jurisdiction of Germany.

“Group” means:

(a)	for the purposes of:

(i)	the financial covenants set out in Clause 21.2 (Financial condition) when tested by reference to the Company’s consolidated financial statements (and any reference to the Group in Clause 21.1 (Financial definitions) for the purposes of that testing); and

(ii)	the definition of “Material Subsidiary” below when tested by reference to the Compliance Certificate supplied by to the Agent in respect of the Company’s consolidated financial statements,

the Company and its Subsidiaries for the time being; and

(b)	for all other purposes (subject to paragraph (f) of Clause 22.8 (Guarantors)), the Parent and its Subsidiaries for the time being.

“Group Structure Chart” means the structure chart for the Group delivered pursuant to Clause 4.1 (Initial conditions precedent).

“Guarantor” means an Original Guarantor or an Additional Guarantor, unless it has ceased to be a Guarantor in accordance with Clause 25 (Changes to the Obligors).

“Holding Company” means, in relation to a person, any other person in respect of which it is a Subsidiary.

“IFRS” means international accounting standards within the meaning of the IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements.

“Impaired Agent” means the Agent at any time when:

(a)	it has failed to make (or has notified a Party that it will not make) a payment required to be made by it under the Finance Documents by the due date for payment;

(b)	the Agent otherwise rescinds or repudiates a Finance Document;

(c)	(if the Agent is also a Lender) it is a Defaulting Lender under paragraph (a) or (b) of the definition of “Defaulting Lender”; or

(d)	an Insolvency Event has occurred and is continuing with respect to the Agent; unless, in the case of paragraph (a) above:

(i)	its failure to pay is caused by:

(A)	administrative or technical error; or

(B)	a Disruption Event; and

payment is made within five Business Days of its due date; or

(ii)	the Agent is disputing in good faith whether it is contractually obliged to make the payment in question.

“Increase Confirmation” means a confirmation substantially in the form set out in Schedule 10 (Form of Increase Confirmation).

“Increase Lender” has the meaning given to that term in Clause 2.2 (Increase).

“Industrial Competitor” means:

(a)	any person or entity whose business is substantially similar or in competition with that carried out by the Group taken as a whole; or

(b)	any person or entity that it is an Affiliate of or is acting (in relation to a Facility) on behalf of a person who falls within paragraph (a) above,

provided that, notwithstanding the foregoing, a person who falls within paragraph (b) above shall not be an Industrial Competitor if its ownership of (or other rights in respect of) the issued and/or voting share capital of any person falling within paragraph (a) above is administered by persons operating behind appropriate information barriers implemented or maintained as required by law, regulation or internal policy and, in any event, to the extent required to ensure that such administration is independent from such person’s interests under the Finance Documents and any information provided under the Finance Documents is not (or is not capable of being) disclosed or otherwise made available to any person(s) operating behind such information barrier.

“Insolvency Event” in relation to an entity means that the entity:

(a)	is dissolved (other than pursuant to a consolidation, amalgamation or merger);

(b)	becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due;

(c)	makes a general assignment, arrangement or composition with or for the benefit of its creditors;

(d)	institutes or has instituted against it, by a regulator, supervisor or any similar official with primary insolvency, rehabilitative or regulatory jurisdiction over it in the jurisdiction of its incorporation or organisation or the jurisdiction of its head or home office, a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation by it or such regulator, supervisor or similar official, or a reconstruction (in Danish: rekonstruktion);

(e)	has exercised in respect of it one or more of the stabilisation powers pursuant to Part 1 of the Banking Act 2009 and/or has instituted against it a bank insolvency proceeding pursuant to Part 2 of the Banking Act 2009 or a bank administration proceeding pursuant to Part 3 of the Banking Act 2009;

(f)	has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition is instituted or presented by a person or entity not described in paragraph (d) above and:

(i)	results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation; or

(ii)	is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof;

(g)	has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger);

(h)	has exercised in respect of it one or more of the stabilisation, early intervention or resolution powers pursuant to:

(i)	the Central Bank and Credit Institutions (Resolution) Act 2011 (or analogous legislation in any applicable jurisdiction); or

(ii)	Directive 2014/59/EU (“BRRD”) as transposed into the law of its jurisdiction of establishment or (where it is a “Union branch” as that term is defined in the BRRD) the law of any EU Member State (and, if relevant, any EEA Member State) in which that branch operates;

(i)	an examiner (or an interim examiner) is appointed or a petition is presented to appoint an examiner (or an interim examiner) to it or the protection of the courts is sought by it;

(j)	seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian, reconstructor (in Danish: rekonstruktør) or other similar official for it or for all or substantially all its assets (other than for so long as it is required by law or regulation not to be publicly disclosed, any such appointment which is to be made, or is made, by a person or entity described in paragraph (d) above);

(k)	has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter;

(l)	causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in paragraphs (a) to (k) above; or

(m)	takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts.

“Intellectual Property” means:

(a)	any patents, trade marks, service marks, designs, business names, copyrights, database rights, design rights, domain names, moral rights, inventions, confidential information, knowhow and other intellectual property rights and interests (which may now or in the future subsist), whether registered or unregistered; and

(b)	the benefit of all applications and rights to use such assets of each member of the Group (which may now or in the future subsist).

“Interest Period” means, in relation to a Loan, each period determined in accordance with Clause 10 (Interest Periods) and, in relation to an Unpaid Sum, each period determined in accordance with Clause 9.3 (Default interest).

“Interpolated Screen Rate” means, in relation to any Loan, the rate (rounded to the same number of decimal places as the two relevant Screen Rates) which results from interpolating on a linear basis between:

(a)	the applicable Screen Rate for the longest period (for which that Screen Rate is available) which is less than the Interest Period of that Loan; and

(b)	the applicable Screen Rate for the shortest period (for which that Screen Rate is available) which exceeds the Interest Period of that Loan,

each as of the Specified Time for the currency of that Loan.

“Ireland” means the island of Ireland, excluding Northern Ireland.

“Irish Companies Act” means the Companies Act 2014 of Ireland.

“Irish Obligor” means an Obligor with an Original Jurisdiction of Ireland.

“ITA” means the UK Income Tax Act 2007.

“Just Eat Takeaway.com N.V.” means Just Eat Takeaway.com N.V., a public limited liability company (naamloze vennootschap) incorporated under the laws of the Netherlands, with its seat in Amsterdam, the Netherlands.

“Legal Reservations” means:

(a)	the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to insolvency, reorganisation and other laws generally affecting creditors;

(b)	the time barring of claims under the Limitation Acts, the possibility that an undertaking to assume liability for or indemnify a person against non-payment of United Kingdom stamp duty may be void and defences of set-off or counterclaim;

(c)	similar principles, rights and defences under any applicable law; and

(d)	any other matters that are set out as qualifications or reservations as to matters of law of general application in any legal opinion delivered pursuant to Clause 4.1 (Initial conditions precedent), Clause 25 (Changes to the Obligors) or clause 2 (Conditions Precedent) of the Amendment and Restatement Agreement.

“Lender” means:

(a)	any Original Lender; and

(b)	any bank, financial institution, trust, fund or other entity which has become a Party as a “Lender” in accordance with Clause 2.2 (Increase), Clause 2.3 (Accordion Option) or Clause 24 (Changes to the Lenders),

which in each case has not ceased to be a Party as such in accordance with the terms of this Agreement.

“LIBOR” means, in relation to any Loan:

(a)	the applicable Screen Rate as of the Specified Time for the currency of that Loan and for a period equal in length to the Interest Period of that Loan; or

(b)	as otherwise determined pursuant to Clause 11.1 (Unavailability of Screen Rate),

and if, in either case, that rate is less than zero, LIBOR shall be deemed to be zero.

“Limitation Acts” means the Limitation Act 1980 and the Foreign Limitation Periods Act 1984.

“LMA” means the Loan Market Association.

“Loan” means a Facility A1 Loan or a Facility A2 Loan.

“Majority Lenders” means, on any date, a Lender or Lenders whose Commitments aggregate 66 2/3 per cent. or more of the Total Commitments (or, if the Total Commitments have been reduced to zero, aggregated 66 2/3 per cent. or more of the Total Commitments immediately prior to that reduction), provided that for these purposes the Facility A2 Commitments shall be translated into sterling at the Agent’s Spot Rate of Exchange on that date.

“Margin” means:

(a)	on and from the Effective Date, 0.75 per cent. per annum; and

(b)	on and from the date all Takeaway Accessions have occurred until the date which is five Business Days after receipt by the Agent of the Compliance Certificate pursuant to Clause 20.2 (Compliance Certificate) for the first Relevant Period that ends on or after the date that all Takeaway Accessions have occurred, 1.20 per cent. per annum;

provided that (subject to paragraphs (a) and (b) above), if:

(i)	no Event of Default has occurred and is continuing; and

(ii)	the ratio of Total Net Debt to Adjusted EBITDA in respect of the most recently completed Relevant Period or the first Relevant Period that ends on or after the date that all the Takeaway Accessions have occurred (as applicable) is within a range set out below, then the Margin for each Loan will be the percentage per annum set out below in the column opposite the Total Net Debt to Adjusted EBITDA ratio (as shown by the Compliance Certificate delivered by the Company to the Agent) in respect of the most recently completed Relevant Period (or, if applicable, the first Relevant Period that ends on or after the date that all the Takeaway Accessions have occurred):

Total Net Debt to Adjusted EBITDA	Margin per cent. per annum
Greater than or equal to 2.5:1	1.35
Greater than or equal to 2.0:1 but less than 2.5:1	1.20
Greater than or equal to 1.5:1 but less than 2.0:1	1.05
Greater than or equal to 1.0:1 but less than 1.5:1	0.90
Less than 1.0:1	0.75

However:

(a)	any increase or decrease in the Margin for a Loan made or Interest Period commencing shall only take effect on the date which is five Business Days after receipt by the Agent of the Compliance Certificate for that Relevant Period pursuant to Clause 20.2 (Compliance Certificate);

(b)	if, following receipt by the Agent of the Compliance Certificate in respect of the audited Financial Statements delivered pursuant to Clause 20.1(a) (Financial Statements), that Compliance Certificate shows that a higher Margin should have applied during a certain period, then the Company shall promptly pay to the Agent (for the account of the Lenders) any amounts necessary to put the Agent and the Lenders in the position they would have been in had the appropriate rate of the Margin determined in accordance with the table above applied during such period;

(c)	while an Event of Default is continuing or when a Compliance Certificate is due but has not been provided, the Margin for a Loan made or Interest Period commencing shall be the highest percentage per annum set out above for that Loan and, once that Event of Default has been cured or waived, the Margin shall immediately revert back to the rate which would have otherwise been applicable in accordance with the above; and

(d)	for the purpose of determining the Margin, “Total Net Debt”, “Adjusted EBITDA” and “Relevant Period” shall be determined in accordance with Clause 21.1 (Financial definitions).

“Material Adverse Effect” means a material adverse effect on:

(a)	the business or financial condition of the Group taken as a whole;

(b)	the ability of the Obligors to perform their payment obligations under the Finance Documents;

(c)	the ability of the Parent to comply with the financial covenants set out in Clause 21.2 (Financial condition); or

(d)	the validity or enforceability of any Finance Document or the rights or remedies of any Finance Party under any Finance Document.

“Material Subsidiary” means:

(a)	in respect of Clause 22.8 (Guarantors) and Clause 25.7 (Takeaway Accessions) only, at any time, a wholly-owned Subsidiary of the Parent which has gross Revenue or earnings before interest, tax, depreciation and amortisation (calculated on the same basis as Underlying EBITDA, as defined in Clause 21 (Financial covenants) and excluding all intra-Group items) representing 10 per cent. or more of consolidated gross Revenue or Underlying EBITDA as defined in Clause 21 (Financial covenants); and

(b)	in respect of each other reference to Material Subsidiary in this Agreement, at any time, a member of the Group which has gross Revenue or earnings before interest, tax, depreciation and amortisation (calculated on the same basis as Underlying EBITDA, as defined in Clause 21 (Financial covenants) and excluding all intra-Group items) representing 10 per cent. or more of consolidated gross Revenue or Underlying EBITDA as defined in Clause 21 (Financial covenants).

Compliance with the condition set out above shall be determined by reference to the most recent Compliance Certificate supplied by the Company and/or the latest audited financial statements of that Subsidiary and the latest audited consolidated financial statements of the Group and, in each case, shall be tested on an unconsolidated basis. A report by the auditors of Just Eat Takeaway.com N.V. or the Company (as applicable) that a Subsidiary is or is not a Material Subsidiary shall, in the absence of manifest error, be conclusive and binding on all Parties.

“Month” means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:

(a)	(subject to paragraphs (c) and (d) below) if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day;

(b)	if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month;

(c)	(subject to paragraph (d) below) if an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end; and

(d)	in relation to an Interest Period for any Loan (or any other period for the accrual of commission or fees) in a Non-LIBOR Currency for which there are rules specified as Business Day Conventions in respect of that currency in Schedule 13 (Other Benchmarks), those rules shall apply.

The above rules will only apply to the last Month of any period.

“New Lender” has the meaning given to that term in Clause 24 (Changes to the Lenders).

“Non-LIBOR Currency” means Canadian Dollars, Danish Krone and Australian Dollars.

“Non-Obligor” means a member of the Group that is not an Obligor. “Obligor” means a Borrower or a Guarantor.

“Obligor” means a Borrower or a Guarantor.

“Obligors’ Agent” means the Company, appointed to act on behalf of each Obligor in relation to the Finance Documents pursuant to Clause 2.5 (Obligors’ Agent).

“OFAC” means the Office of Foreign Assets Control of the US Department of the Treasury.

“Optional Currency” means a currency (other than the applicable Base Currency) which complies with the conditions set out in Clause 4.3 (Conditions relating to Optional Currencies).

“Original Financial Statements” means:

(a)	in relation to the Company, the audited consolidated financial statements of the Company and its Subsidiaries for the financial year ended 31 December 2018; and

(b)	in relation to Just Eat Takeaway.com N.V., the audited consolidated financial statements of Just Eat Takeaway.com N.V. and its Subsidiaries for the financial year ended 31 December 2018.

“Original Jurisdiction” means, in relation to an Obligor, the jurisdiction under whose laws that Obligor is incorporated as at the date of this Agreement or, in the case of the Acceding Obligors (as defined in the Amendment and Restatement Agreement), the jurisdiction under whose laws that Acceding Obligor is incorporated as at the Signing Date (ARA) or, in the case of an Additional Obligor, the jurisdiction under whose laws that Additional Obligor is incorporated as at the date on which that Additional Obligor becomes Party as a Borrower or a Guarantor (as the case may be).

“Original Obligor” means an Original Borrower or an Original Guarantor.

“Participating Member State” means any member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.

“Parent” means:

(a)	at all times prior to the date all the Takeaway Accessions have occurred, the Company; and

(b)	on and from the date all the Takeaway Accessions have occurred, Just Eat Takeaway.com N.V..

“Party” means a party to this Agreement.

“Permitted Disposal” means any sale, lease, licence, transfer or other disposal:

(a)	made in the ordinary course of business of the disposing entity;

(b)	of assets in exchange for other assets comparable or superior as to type, value and quality;

(c)	by any member of the Group to another member of the Group;

(d)	constituting the payment of cash for any purpose not prohibited by any Finance Document;

(e)	on arm’s length terms of assets no longer required for the Group’s business;

(f)	of Cash Equivalent Investments for cash or in exchange for other Cash Equivalent Investments;

(g)	constituted by a licence of intellectual property rights;

(h)	arising as a result of or in connection with any Permitted Security;

(i)	of the Brazil JV or any shares, interests or units in the Brazil JV; and

(j)	of assets (including for the avoidance of doubt, shares in any Subsidiary), the aggregate net proceeds (after deducting any reasonable expenses incurred, and any Tax incurred and required to be paid by the seller, in each case, in connection with the relevant disposal) of the disposal of which do not exceed (when aggregated with the net proceeds of any other disposal under this paragraph (j) in the same Financial Year) 20 per cent. of consolidated Adjusted EBITDA of the Group (calculated by reference to the Compliance Certificate most recently delivered pursuant to Clause 20.2 (Compliance

Certificate) prior to such disposal and the related Relevant Period) in each Financial Year.

“Permitted Financial Indebtedness” means Financial Indebtedness:

(a)	arising under any treasury transaction or foreign exchange transaction entered into by a member of the Group for the purposes of:

(i)	hedging any risk to which any member of the Group is exposed in its ordinary course of business; or

(ii)	its interest rate or currency management operations which are carried out in the ordinary course of business and for non-speculative purposes only;

(b)	of any person acquired by a member of the Group after the date of this Agreement which is incurred under arrangements in existence at the date of acquisition, but not incurred or its maximum principal amount increased or having its maturity date extended in contemplation of, or since, that acquisition, and outstanding only for a period of six months following the date of acquisition;

(c)	in the form of deferred consideration incurred in connection with any acquisition not prohibited under the Finance Documents;

(d)	on and from the date all the Takeaway Accessions have occurred, arising under a declaration of joint and several liability used for the purpose of Section 2:403 of the Dutch Civil Code (and any residual liability under such declaration arising pursuant to Section 2:404(2) of the Dutch Civil Code), to the extent the primary obligation constitutes Financial Indebtedness permitted by any other paragraph of this definition;

(e)	under finance or capital leases of vehicles, plant, equipment or computers, provided that the aggregate outstanding Financial Indebtedness in respect of the capital value of all such items so leased under outstanding leases by members of the Group does not exceed €35,000,000 (or its equivalent in any other currency) at any time; and

(f)	not permitted by the preceding paragraphs and the outstanding principal amount of which (together with any other Financial Indebtedness incurred under this paragraph (f)) does not exceed €35,000,000 (or its equivalent in any other currency) at any time.

“Permitted Security” means:

(a)	any lien arising by operation of law and in the ordinary course of business;

(b)	any netting or set-off arrangement entered into by any member of the Group in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances of members of the Group;

(c)	any Security or Quasi-Security in connection with any treasury transaction or foreign exchange transaction entered into by a member of the Group for the purposes of:

(i)	hedging any risk to which any member of the Group is exposed in its ordinary course of business; or

(ii)	its interest rate or currency management operations which are carried out in the ordinary course of business and for non-speculative purposes only;

(d)	any Security or Quasi-Security over or affecting any asset acquired by a member of the Group after the date of this Agreement if:

(i)	the Security or Quasi-Security was not created in contemplation of the acquisition of that asset by a member of the Group;

(ii)	the maximum principal amount secured has not been increased in contemplation of or since the acquisition of that asset by a member of the Group; and

(iii)	the Security or Quasi-Security is removed or discharged within six months of the date of acquisition of such asset;

(e)	any Security or Quasi-Security over or affecting any asset of any company which becomes a member of the Group after the date of this Agreement, where the Security or Quasi-Security is created prior to the date on which that company becomes a member of the Group if:

(i)	the Security or Quasi-Security was not created in contemplation of the acquisition of that company;

(ii)	the maximum principal amount secured has not increased in contemplation of or since the acquisition of that company; and

(iii)	the Security or Quasi-Security is removed or discharged within six months of that company becoming a member of the Group;

(f)	any Security or Quasi-Security created pursuant to any Finance Document;

(g)	any Security or Quasi-Security arising under any retention of title, hire purchase or conditional sale arrangement or arrangements having similar effect in respect of goods supplied to a member of the Group in the ordinary course of business;

(h)	any Quasi-Security arising as a result of a disposal which is a Permitted Disposal;

(i)	any Security or Quasi-Security arising pursuant to or in connection with any finance or capital lease that constitutes Financial Indebtedness that is not prohibited under the Finance Documents;

(j)	on and from the date all the Takeaway Accessions have occurred, any Security or Quasi-Security arising pursuant to the general terms and conditions (algemene voorwaarden) of any member of the Dutch Bankers’ Association (Nederlandse Vereniging van Banken) or any foreign equivalent thereof and any lien arising under the general terms and conditions of banks or saving banks with whom any member of the Group maintains a banking relationship in the ordinary course of business;

(k)	on and from the date all the Takeaway Accessions have occurred, any Security or Quasi-Security created or subsisting in order to comply with section 8a of the German Partial Retirement Act (Altersteilzeitgesetz) or pursuant to section 7e of the German Social Law Act No. 4 (Sozialgesetzbuch IV);

(l)	any Security or Quasi-Security arising under or in respect of a rent deposit deed that is entered into on arm’s length terms and in the ordinary course of business to secure the obligations of a member of the Group in relation to a property leased by a member of the Group; and

(m)	any Security or Quasi-Security securing indebtedness the outstanding principal amount of which (when aggregated with the outstanding principal amount of any other indebtedness which has the benefit of Security given by any member of the Group other than any permitted under the preceding paragraphs) does not exceed €35,000,000 (or its equivalent in any other currency) in aggregate at any time.

“PPSA” means the Personal Property Securities Act 2009 (Cth) of Australia.

“Prospectus” means the prospectus dated 22 October 2019 published by Just Eat Takeaway.com N.V. and sponsored by Merrill Lynch International (as supplemented by supplements dated 20 November 2019, 30 December 2019, 29 January 2020 and 13 February 2020) in connection with (among other things) the admission to the premium listing segment of the Official List maintained by the Financial Conduct Authority and to trading on the London Stock Exchange plc’s main market for listed securities of the ordinary shares in the share capital of Just Eat Takeaway.com N.V..

“Quasi-Security” has the meaning given to that term in Clause 22.4 (Negative pledge).

“Quotation Day” means, in relation to any period for which an interest rate is to be determined:

(a)

(i)	(if the currency is sterling) the first day of that period;

(ii)	(if the currency is euro) two TARGET Days before the first day of that period; or

(iii)	(for any other currency (other than a Non-LIBOR Currency)) two Business Days before the first day of that period,

(unless market practice differs in the Relevant Market for that currency, in which case the Quotation Day for that currency will be determined by the Agent in accordance with market practice in the Relevant Market (and if quotations would normally be given on more than one day, the Quotation Day will be the last of those days)); or

(b) (if the currency is a Non-LIBOR Currency) the day specified as such in respect of that currency in Schedule 13 (Other Benchmarks).

“Reference Bank Quotation” means any quotation supplied to the Agent by a Reference Bank.

“Reference Bank Rate” means the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Agent at its request by the Reference Banks:

(a)	in relation to LIBOR either:

(i)	if:

(A)	the Reference Bank is a contributor to the applicable Screen Rate; and

(B)	it consists of a single figure,

the rate (applied to the relevant Reference Bank and the relevant currency and period) which contributors to the applicable Screen Rate are asked to submit to the relevant administrator; or

(ii)	in any other case, the rate at which the relevant Reference Bank could fund itself in the relevant currency for the relevant period with reference to the unsecured wholesale funding market; or

(b)	in relation to EURIBOR:

(i)	(other than where paragraph (ii) below applies) as the rate at which the relevant Reference Bank believes one prime bank is quoting to another prime bank for interbank term deposits in euro within the Participating Member States for the relevant period; or

(ii)	if different, as the rate (if any and applied to the relevant Reference Bank and the relevant period) which contributors to the applicable Screen Rate are asked to submit to the relevant administrator; or

(c)	in relation to a Benchmark Rate for a Loan in a Non-LIBOR Currency, the rate specified as such in respect of that currency in Schedule 13 (Other Benchmarks).

“Reference Banks” means such entities as may be appointed by the Agent in consultation with the Company, provided that such entities have agreed to the appointment.

“Related Fund” in relation to a fund (the “first fund”), means a fund which is managed or advised by the same investment manager or investment adviser as the first fund or, if it is managed by a different investment manager or investment adviser, a fund whose investment manager or investment adviser is an Affiliate of the investment manager or investment adviser of the first fund.

“Relevant Market” means:

(a)	in relation to euro, the European interbank market;

(b)	in relation to a Non-LIBOR Currency, the market specified as such in respect of that currency in Schedule 13 (Other Benchmarks); and

(c)	in relation to any other currency, the London interbank market.

“Relevant Nominating Body” means any applicable central bank, regulator or other supervisory authority or a group of them, or any working group or committee sponsored or chaired by, or constituted at the request of, any of them or the Financial Stability Board.

“Repeating Representations” means each of the representations set out in Clauses

19.1 (Status) to 19.6 (Governing law and enforcement), paragraph (a) of Clause 19.9 (No default), Clause 19.11 (Intellectual Property), Clause 19.13 (Pari passu ranking), Clause 19.15 (Sanctions) and Clause 19.16 (Anti-Corruption).

“Replacement Benchmark” means a benchmark rate which is:

(a)	formally designated, nominated or recommended as the replacement for a Screen Rate by:

(i)	the administrator of that Screen Rate (provided that the market or economic reality that such benchmark rate measures is the same as that measured by that Screen Rate); or

(ii)	any Relevant Nominating Body,

and if replacements have, at the relevant time, been formally designated, nominated or recommended under both paragraphs, the “Replacement Benchmark” will be the replacement under paragraph (ii) above;

(b)	in the opinion of the Majority Lenders and the Parent, generally accepted in the international or any relevant domestic syndicated loan markets as the appropriate successor to a Screen Rate; or

(c)	in the opinion of the Majority Lenders and the Parent, an appropriate successor to a Screen Rate.

“Representative” means any delegate, agent, manager, administrator, nominee, attorney, trustee or custodian.

“Resignation Letter” means a letter substantially in the form set out in Schedule 7 (Form of Resignation Letter).

“Restricted Party” means a person that is:

(a)	listed on, owned or controlled by a person listed on, a Sanctions List, or a person acting on behalf of such a person;

(b)	located in or organized under the laws of a country or territory that is the subject of country-wide or territory-wide Sanctions, or a Person who is owned or controlled by, or acting on behalf of such a person; or

(c)	otherwise the subject of Sanctions.

“Revenues” means the amount shown in the line entitled “Revenue” in (or otherwise extracted from) the latest financial statements of the Parent delivered to the Agent pursuant to Clause 20.1 (Financial statements) for the Relevant Period to which those financial statements relate.

“Rollover Loan” means one or more Loans:

(a)	made or to be made on the same day that a maturing Loan is due to be repaid;

(b)	the aggregate amount of which is equal to or less than the amount of the maturing Loan;

(c)	in the same currency as the maturing Loan (unless it arose as a result of the operation of Clause 6.2 (Unavailability of a currency)); and

(d)	made or to be made to the same Borrower for the purpose of refinancing that maturing Loan.

“Sanctions” means any trade, economic or financial sanctions laws, regulations, embargoes or restrictive measures administered, enacted or enforced by a Sanctions Authority.

“Sanctions Authority” means:

(a)	the Security Council of the United Nations;

(b)	the United States of America;

(c)	the European Union;

(d)	the United Kingdom;

(e)	Canada;

(f)	Australia; and

(g)	the governments and official institutions or governmental agencies of any of those listed in paragraphs (a) to (f) (inclusive) above, including OFAC, the US Department of State, the Australian Department of Foreign Affairs and Trade and Her Majesty’s Treasury or any additional, successor, or replacement of any such institution or agency.

“Sanctions List” means the Specially Designated Nationals and Blocked Persons List, the Foreign Sanctions Evaders (FSE) List and the Sectoral Sanctions Identification List, in each case maintained by OFAC, the Consolidated List of Financial Sanctions Targets maintained by Her Majesty’s Treasury, the Consolidated List maintained by the Australian Department of Foreign Affairs and Trade, or any similar list maintained by, or public pronouncement of a Sanctions designation made by, a Sanctions Authority each as amended, supplemented or substituted from time to time.

“Screen Rate” means:

(a)	in relation to LIBOR, the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other person which takes over the administration of that rate) for the relevant currency and period displayed (before any correction, recalculation or republication by the administrator) on pages LIBOR01 or LIBOR02 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate);

(b)	in relation to EURIBOR, the euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for the relevant period displayed (before any correction, recalculation or republication by the administrator) on page EURIBOR01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate), or, in each case, on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters. If such page or service ceases to be available, the Agent may specify another page or service displaying the relevant rate after consultation with the Company; and

(c)	in relation to a Benchmark Rate, the rate specified as such in respect of the relevant currency in Schedule 13 (Other Benchmarks).

“Screen Rate Replacement Event” means, in relation to a Screen Rate:

(a)	the methodology, formula or other means of determining that Screen Rate has, in the opinion of the Majority Lenders and the Parent, materially changed;

(b)

(i)

(A)	the administrator of that Screen Rate or its supervisor publicly announces that such administrator is insolvent; or

(B)	information is published in any order, decree, notice, petition or filing, however described, of or filed with a court, tribunal, exchange, regulatory authority or similar administrative, regulatory or judicial body which reasonably confirms that the administrator of that Screen Rate is insolvent, provided that, in each case, at that time, there is no successor administrator to continue to provide that Screen Rate;

(ii)	the administrator of that Screen Rate publicly announces that it has ceased or will cease, to provide that Screen Rate permanently or indefinitely and, at that time, there is no successor administrator to continue to provide that Screen Rate;

(iii)	the supervisor of the administrator of that Screen Rate publicly announces that such Screen Rate has been or will be permanently or indefinitely discontinued; or

(iv)	the administrator of that Screen Rate or its supervisor announces that that Screen Rate may no longer be used; or

(c)	the administrator of that Screen Rate determines that that Screen Rate should be calculated in accordance with its reduced submissions or other contingency or fallback policies or arrangements and either:

(i)	the circumstance(s) or event(s) leading to such determination are not (in the opinion of the Majority Lenders and the Parent) temporary; or

(ii)	that Screen Rate is calculated in accordance with any such policy or arrangement for a period no less than one month; or

(d)	in the opinion of the Majority Lenders and the Parent, that Screen Rate is otherwise no longer appropriate for the purposes of calculating interest under this Agreement.

“Security” means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having the effect of creating a security interest (and excluding, for the avoidance of doubt, any set-off right).

“Separate Loan” has the meaning given to that term in Clause 7.1 (Repayment of Loans)

“Signing Date (ARA)” means the date of the Amendment and Restatement Agreement.

“Spanish Civil Code” means the Spanish Civil Code (Real Decreto de 24 de julio de 1889 por el que se publica el Código Civil).

“Spanish Civil Procedural Law” means the Spanish Law 1/2000 of 7 January (Ley 1/2000 de 7 de enero de Enjuiciamiento Civil).

“Spanish Commercial Code” means the Royal Decree of 22 August 1885 (Código de Comercio).

“Spanish Companies Act” means the Royal Decree of 1/2010 of 2 July (Ley de Sociedades de Capital).

“Spanish Insolvency Law” Spanish Law 22/2003, dated 9 July on Insolvency (Ley 22/2003, de 9 de julio, Concursal).

“Spanish Public Document” means a Spanish law notarial deed (documento público), being either an escritura pública or a póliza o efecto intervenido por notario español.

“Spanish Obligor” means an Obligor which is incorporated in Spain.

“Specified Time” means a day or time determined in accordance with Schedule 9 (Timetables).

“Subsidiary” means, in relation to any company, corporation or other legal entity (a “holding company”), a company, corporation or other legal entity:

(a)	which is controlled, directly or indirectly, by the holding company;

(b)	in which a majority of the voting rights are held by the holding company, either alone or pursuant to an agreement with others;

(c)	more than half the issued share capital of which is beneficially owned, directly or indirectly, by the holding company; or

(d)	which is a subsidiary of another Subsidiary of the holding company,

and, for this purpose, a company, corporation or other legal entity shall be treated as being controlled by another if that other company, corporation or other legal entity is able to determine the composition of the majority of its board of directors or equivalent body.

“Takeaway Accessions” means the Acceding Takeaway Entities becoming Additional Obligors pursuant to Clause 25.2 (Additional Borrowers), Clause 25.4 (Additional Guarantors) and/or Clause 25.7 (Takeaway Accessions) (as applicable).

“TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilises a single shared platform and which was launched on 19 November 2007.

“TARGET Day” means any day on which TARGET2 is open for the settlement of payments in euro.

“Tax” means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

“Termination Date” means, subject to Clause 5.6 (Extension Option), the date falling five years after the Signing Date (ARA).

“Total Commitments” means, subject to any increase pursuant to Clause 2.3 (Accordion Option), the aggregate of the Total Facility A1 Commitments and the Total Facility A2 Commitments.

“Total Facility A1 Commitments” means, subject to any increase pursuant to Clause 2.3 (Accordion Option), the aggregate of the Total Facility A1 Commitments, being £267,500,000 at the Effective Date.

“Total Facility A2 Commitments” means, subject to any increase pursuant to Clause 2.3 (Accordion Option), the aggregate of the Total Facility A2 Commitments, being €307,625,000 at the Effective Date.

“Transfer Certificate” means a certificate substantially in the form set out in Schedule 4 (Form of Transfer Certificate) or any other form agreed between the Agent and the Company.

“Transfer Date” means, in relation to an assignment or a transfer, the later of:

(a)	the proposed Transfer Date specified in the relevant Assignment Agreement or Transfer Certificate; and

(b)	the date on which the Agent executes the relevant Assignment Agreement or Transfer Certificate.

“UK Borrower” means a Borrower incorporated in the United Kingdom.

“Underlying EBITDA” has the meaning given to that term in Clause 21.1 (Financial definitions).

“Unpaid Sum” means any sum due and payable but unpaid by an Obligor under the Finance Documents.

“US” means the United States of America.

“Utilisation” means a utilisation of a Facility.

“Utilisation Date” means the date of a Utilisation, being the date on which a Loan is to be made.

“Utilisation Request” means a notice substantially in the form set out in Schedule 3 (Requests).

“VAT” means:

(a)	any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and

(b)	any other tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in paragraph (a) above, or imposed elsewhere.

1.2	Construction

(a)	Unless a contrary indication appears any reference in this Agreement to:

(i)	the “Agent”, the “Arranger”, any “Finance Party”, any “Lender”, any “Obligor” or any “Party” shall be construed so as to include its successors in title, permitted assigns and permitted transferees to, or of, its rights and/or obligations under the Finance Documents;

(ii)	“assets” includes present and future properties, revenues and rights of every description;

(iii)	the “date of this Agreement” means 2 November 2017;

(iv)	the “equivalent” in any currency (the “first currency”) of any amount in another currency (the “second currency”) shall be construed as a reference to the amount in the first currency which could be purchased with that amount in the second currency at the Agent’s Spot Rate of Exchange for the purchase of the first currency with the second currency in the London foreign exchange market at or about 11:00 a.m. on a particular day (or at or about such time and on such date as the Agent may from time to time reasonably determine to be appropriate in the circumstances) and references in this Agreement to an amount in the first currency shall be construed to include references to equivalent amounts in any second currency;

(v)	“guarantee” means (other than in Clause 18 (Guarantee and Indemnity)) any guarantee, letter of credit, bond, indemnity or similar assurance against loss, or any obligation, direct or indirect, actual or contingent, to purchase or assume any indebtedness of any person or to make an investment in or loan to any person or to purchase assets of any person where, in each case, such obligation is assumed in order to maintain or assist the ability of such person to meet its indebtedness;

(vi)	a “Finance Document” or any other agreement or instrument is a reference to that Finance Document or other agreement or instrument as amended, novated, supplemented, extended, replaced or restated;

(vii)	a “group of Lenders” includes all the Lenders;

(viii)	“indebtedness” includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(ix)	a “person” includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium, partnership or other entity (whether or not having separate legal personality);

(x)	a “regulation” includes any regulation, rule, official directive, request or guideline (whether or not having the force of law, but if not, compliance with which is customary for entities or persons engaged in the same business as the entity or person to which it relates) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organisation;

(xi)	a provision of law is a reference to that provision as amended or re-enacted from time to time; and

(xii)	a time of day is a reference to London time.

(b)	The determination of the extent to which a rate is “for a period equal in length” to an Interest Period shall disregard any inconsistency arising from the last day of that Interest Period being determined pursuant to the terms of this Agreement.

(c)	Section, Clause and Schedule headings are for ease of reference only.

(d)	Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement.

(e)	A Default (other than an Event of Default) is “continuing” if it has not been remedied or waived and an Event of Default is “continuing” if it has not been remedied or waived.

1.3	Currency symbols and definitions

“$”, “USD” and “dollars” denote the lawful currency of the United States of America, “£”, “GBP” and “sterling” denote the lawful currency of the United Kingdom, “€”, “EUR” and “euro” denote the single currency of the Participating Member States, “CAD” and “Canadian Dollars” denote the lawful currency of Canada, “DKK” and “Danish Krone” denote the lawful currency of the Kingdom of Denmark, “CHF” and “Swiss Francs” denote the lawful currency of Switzerland and “AUD” and “Australian Dollars” denote the lawful currency of Australia.

1.4	Third party rights

(a)	Unless expressly provided to the contrary in a Finance Document, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the “Third Parties Act”) to enforce or to enjoy the benefit of any term of this Agreement.

(b)	Subject to Clause 35.3 (Other exceptions) but otherwise notwithstanding any term of any Finance Document, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.

1.5	Australian Terms

(a)	The Parties agree that the Australian Code of Banking Practice does not apply to the Finance Documents and the transactions under them.

(b)	In this Agreement, a reference to “inability to pay its debts as they fall due” will, in relation to any Australian Obligor, be deemed to include that Australian Obligor to the extent that it is:

(i)	taken (under section 459F(1) of the Australian Corporations Act) to have failed to comply with a statutory demand; or

(ii)	the subject of an event described in section 459C(2)(b) or section 585 of the Australian Corporations Act.

(c)	In paragraph (c) of Clause 23.8 (Insolvency proceedings), a reference to “other similar officer” shall, in relation to any Australian Obligor, be deemed to include a controller (as defined in the Australian Corporations Act).

(d)	In this Agreement, a reference to “security interest” includes any “security interest” as defined in section 12(1) or 12(2) of the Personal Property Securities Act 2009 (Cth) of Australia.

1.6	German Terms

In this Agreement, where it relates to a German Guarantor or an entity having its centre of main interest (as defined in Article 3(1) regulation No. 2015/848 on insolvency proceeding (recast), as amended, of the European Parliament and of the Council of the European Union Regulation (EU)) in Germany and unless the contrary intention appears, a reference to:

(a)	a “winding-up”, “administration” or “dissolution” (and each of these terms) includes any action taken by a competent court set out in section 21 of the German Insolvency Code (Insolvenzordnung) or where a competent court institutes or rejects (for reason of insufficiency of its funds to implement such proceedings (Abweisung mangels Masse)) insolvency proceedings against it (Eröffnung des Insolvenzverfahrens);

(b)	a person being “insolvent” or “bankrupt” includes that person being in the state of Zahlungsunfähigkeit pursuant to section 17 of the German Insolvency Code (Insolvenzordnung) or in the state of Überschuldung pursuant to section 19 of the German Insolvency Code (Insolvenzordnung);

(c)	a person being “unable to pay its debts” includes that person being in a state of Zahlungsunfähigkeit pursuant to section 17 of the German Insolvency Code (Insolvenzordnung);

(d)	a “receiver”, “liquidator”, “administrator”, “administrative receiver” includes an Insolvenzverwalter, a preliminary insolvency administrator (Vorläufiger Insolvenzverwalter), a Zwangsverwalter, a custodian or creditor’s trustee (Sachwalter) or a preliminary custodian or creditor’s trustee (vorläufiger Sachwalter);

(e)	a “director” includes any statutory legal representative(s) (organschaftlicher Vertreter), a managing director (Geschäftsführer) or member of the board of directors (Vorstand); and

(f)	“insolvency proceedings” includes any insolvency proceedings (Insolvenzverfahren) pursuant to the German Insolvency Code (Insolvenzordnung).

1.7	Irish Terms

In this Agreement, where it relates to an Irish Obligor, a reference to:

(a)	“inability to pay its debts” will be deemed to mean inability to pay its debts within the meaning of Section 570 of the Irish Companies Act; and

(b)	the term “examiner” shall have the meaning given to it in Section 508 of the Irish Companies Act and the term “examinership” shall be construed in accordance with the Irish Companies Act.

1.8	Spanish terms

In this Agreement, where it relates to a Spanish entity, a reference to:

(a)	an “insolvency proceeding” includes a declaración de concurso, con independencia de su carácter necesario o voluntario, (including, with respect to a member of the Group incorporated in Spain, any notice to a competent court pursuant to article 5 bis of the Spanish Insolvency Law and its solicitud de inicio de procedimiento de concurso, auto de declaración de concurso, convenio judicial o extrajudicial con acreedores and transacción judicial o extrajudicial”);

(b)	a “winding-up”, “administration” or “dissolution” includes, without limitation, disolución, liquidación, procedimiento concursal or any other similar proceedings;

(c)	a “receiver”, “administrative receiver”, “administrator” or the like includes, without limitation, administración del concurso or any other person performing the same function;

(d)	a “composition”, “compromise”, “assignment” or “arrangement with any creditor” includes the celebration of a convenio de acreedores within the context of a concurso;

(e)	a “matured obligation” includes, without limitation, any crédito líquido, vencido y exigible;

(f)	“security” includes, without limitation, any prenda, hipoteca and any other garantía real or other transaction having the same effect as each of the foregoing; and

(g)	a person being unable to pay its debts includes that person being in a state of insolvencia or concurso as provided for in the Spanish Insolvency Law

1.9	Luxembourg terms

In this Agreement, where it relates to an Obligor whose “centre of main interests” within the meaning of The Council of the European Union Regulation No. 2015/848 on Insolvency Proceedings (recast) is in Luxembourg and/or whose place of the central administration (siège de l’administration centrale) within the meaning of the Luxembourg law of 10 August 1915 on commercial companies, as amended, is in Luxembourg (such a person, a “Luxembourg Person”), and unless the contrary intention appears, a reference to:

(a)	“moratorium of any indebtedness”, “winding-up”, “dissolution”, “administration”, “reorganisation” or “composition” includes without limitation bankruptcy (faillite), insolvency, voluntary or judicial liquidation (liquidation volontaire ou judiciare), composition with creditors (concordat préventif de faillite), moratorium or reprieve from payment (sursis de paiement), controlled management (gestion contrôlée), fraudulent conveyance (actio pauliana), general settlement with creditors, re-organisation or similar laws affecting the rights of creditors generally;

(b)	“liquidator”, “receiver”, “administrative receiver”, “administrator” or the like includes, without limitation a juge délégué, expert-vérificateur commissaire, juge-commissaire, liquidateur or curateur;

(c)	a Security includes any hypothèque, nantissement, gage, privilege, sȗreté réelle, droit de retention and any type of real security or agreement or arrangement having a similar effect and any transfer of title by way of security;

(d)	a Luxembourg Person being “unable or admits inability to pay its debts as they fall due”, includes without limitation that Luxembourg Person being in a state of cessation of payments (cessation de paiements) or having lost its creditworthiness (ébranlement de credit);

(e)	a reference to “director” includes, without limitation, a reference to a manager (gérant);

(f)	“constitutional documents” includes, without limitation, its up-to-date articles of association (statuts consolidés);

(g)	“creditors process” means an executory attachment (saise executoire) or conservatory attachment (saise conservatoire); and

(h)	a “set-off” includes, for the purposes of Luxembourg law, legal set-off.

1.10	Dutch terms

In this Agreement, where it relates to a Dutch Obligor, a reference to:

(a)	a necessary action to authorise, where applicable, includes without limitation:

(i)	any action required to comply with the Dutch Works Council Act (Wet op de ondernemingsraden); and

(ii)	obtaining positive or neutral advice (advies) from the competent works council(s) provided such advice:

(A)	is unconditional; or

(B)	only contains conditions which can reasonably be expected to be satisfied without resulting in:

(1)	non-compliance by any Obligor with any of the term of any Finance Document; or

(2)	any representation or statement made or deemed to be made by an Obligor in any Finance Document or any other document delivered by or on behalf of any Obligor under or in connection with any Finance Document being or proving to have been incorrect or misleading;

(b)	a winding-up, administration or dissolution includes a Dutch Obligor being:

(i)	declared bankrupt (failliet verklaard);

(ii)	dissolved (ontbonden);

(c)	a moratorium includes surseance van betaling and granted a moratorium includes surseance verleend;

(d)	a liquidator includes a curator;

(e)	an administrator includes a bewindvoerder;

(f)	a receiver or an administrative receiver does not include a curator or bewindvoerder; and

(g)	an attachment includes a beslag.

SECTION 2

THE FACILITIES

2.	THE FACILITIES

2.1	The Facilities

Subject to the terms of this Agreement, the Lenders make available to the Borrowers:

(a)	a multicurrency revolving loan facility in an aggregate amount equal to the Total Facility A1 Commitments; and

(b)	a multicurrency revolving loan facility in an aggregate amount equal to the Total Facility A2 Commitments.

2.2	Increase

(a)	The Company may by giving prior notice to the Agent by no later than the date falling 90 days after the effective date of a cancellation of:

(i)	the Available Commitments of a Defaulting Lender in accordance with paragraph (g) of Clause 8.5 (Right of replacement or repayment and cancellation in relation to a single Lender); or

(ii)	the Commitments of a Lender in accordance with:

(A)	Clause 8.1 (Illegality); or

(B)	paragraph (a) of Clause 8.5 (Right of replacement or repayment and cancellation in relation to a single Lender),

request that the Commitments relating to any Facility be increased (and the Commitments relating to that Facility shall be so increased) in an aggregate amount in the applicable Base Currency of up to the amount of the Available Commitments or Commitments relating to that Facility so cancelled as follows:

(iii)	the increased Commitments will be assumed by one or more Eligible Institutions (each an “Increase Lender”) each of which confirms in writing (whether in the relevant Increase Confirmation or otherwise) its willingness to assume and does assume all the obligations of a Lender corresponding to that part of the increased Commitments which it is to assume, as if it had been an Original Lender in respect of those Commitments;

(iv)	each of the Obligors and any Increase Lender shall assume obligations towards one another and/or acquire rights against one another as the Obligors and the Increase Lender would have assumed and/or acquired had the Increase Lender been an Original Lender in respect of that part of the increased Commitments which it is to assume;

(v)	each Increase Lender shall become a Party as a “Lender” and any Increase Lender and each of the other Finance Parties shall assume obligations towards one another and acquire rights against one another as that Increase Lender and those Finance Parties would have assumed and/or acquired had the Increase Lender been an Original Lender in respect of that part of the increased Commitments which it is to assume;

(vi)	the Commitments of the other Lenders shall continue in full force and effect; and

(vii)	any increase in the Commitments relating to a Facility shall take effect on the date specified by the Company in the notice referred to above or any later date on which the Agent executes an otherwise duly completed Increase Confirmation delivered to it by the relevant Increase Lender.

(b)	The Agent shall, subject to paragraph (c) below, as soon as reasonably practicable after receipt by it of a duly completed Increase Confirmation appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Increase Confirmation.

(c)	The Agent shall only be obliged to execute an Increase Confirmation delivered to it by an Increase Lender once it is satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to the assumption of the increased Commitments by that Increase Lender.

(d)	Each Increase Lender, by executing the Increase Confirmation, confirms (for the avoidance of doubt) that the Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the increase becomes effective in accordance with this Agreement and that it is bound by that decision to the same extent as it would have been had it been an Original Lender.

(e)	The Company shall, promptly on demand, pay the Agent the amount of all costs and expenses (including legal fees) reasonably incurred by it in connection with any increase in Commitments under this Clause 2.2.

(f)	The Increase Lender shall, on the date upon which the increase takes effect, pay to the Agent (for its own account) a fee in an amount equal to the fee which would be payable under Clause 24.4 (Assignment or transfer fee) if the increase was a transfer pursuant to Clause 24.6 (Procedure for transfer) and if the Increase Lender was a New Lender.

(g)	The Company may pay to the Increase Lender a fee in the amount and at the times agreed between the Company and the Increase Lender in a letter between the Company and the Increase Lender setting out that fee. A reference in this Agreement to a Fee Letter shall include any letter referred to in this paragraph (g).

(h)	Neither the Agent nor any Lender shall have any obligation to find an Increase Lender and in no event shall any Lender whose Commitments are replaced by an Increase Lender be required to pay or surrender any of the fees received by such Lender pursuant to the Finance Documents.

(i)	Clause 24.5 (Limitation of responsibility of Existing Lenders) shall apply mutatis mutandis in this Clause 2.2 in relation to an Increase Lender as if references in that Clause to:

(i)	an “Existing Lender” were references to all the Lenders immediately prior to the relevant increase;

(ii)	the “New Lender” were references to that “Increase Lender”; and

(iii)	a “re-transfer” and “re-assignment” were references to respectively a “transfer” and “assignment”.

2.3	Accordion Option

(a)	The Company may, by delivery to the Agent of a duly completed Accordion Increase Request prior to the date falling six months prior to the Termination Date, request that the Total Facility A1 Commitments and/or the Total Facility A2 Commitments be increased (and the Total Facility A1 Commitments and/or Total Facility A2 Commitments (as applicable) shall be so increased) as described in, and in accordance with, this Clause 2.3.

(b)	The increase in the Total Facility A1 Commitments and/or Total Facility A2 Commitments requested in an Accordion Increase Request is subject to the following conditions:

(i)	the increased Commitments will be assumed by one or more existing Lenders willing to provide such increase and/or by one or more other Eligible Institutions (each an “Accordion Increase Lender”) selected by the Company which shall become a Party as a Lender;

(ii)	the Agent receives the Accordion Increase Request no later than 10 Business Days before the proposed Accordion Increase Date;

(iii)	the Accordion Increase Amount is a minimum amount of £10,000,000 (in respect of Facility A1) or €10,000,000 (in respect of Facility A2) or any lower amount agreed to by the Agent;

(iv)	the amount by which the Total Commitments is increased (when aggregated with the amount by which the Total Commitments have previously been increased pursuant to this Clause 2.3) (in each case, if applicable, when converted into the sterling at the Agent’s Spot Rate of Exchange on the date of the relevant increase) will not exceed £200,000,000 or any other amount agreed to by all the Lenders;

(v)	no amendment shall be made to the Termination Date;

(vi)	no Default is continuing or would result from the proposed increase in the Facilities, in each case on the date of the Accordion Increase Request or the Accordion Increase Date; and

(vii)	in respect of each Accordion Increase Lender:

(A)	the Agent has received and executed a duly completed Accordion Increase Confirmation from that Accordion Increase Lender; and

(B)	in relation to an Accordion Increase Lender which is not already a Lender on the date of the Accordion Increase Confirmation, the Agent has performed all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to the assumption of the additional Commitments by that Accordion Increase Lender, the completion of which the Agent shall promptly notify to the Company and the Accordion Increase Lender.

(c)	The increase in the Total Facility A1 Commitments and/or the Total Facility A2 Commitments and the assumption of the additional Commitments by the Accordion Increase Lenders will take effect on the date (the “Accordion Increase Date”) which is the later of:

(i)	the date proposed by the Company in the Accordion Increase Request; and

(ii)	the date on which all of the conditions described in paragraph (b) above have been met.

(d)	On and from the Accordion Increase Date:

(i)	the Total Facility A1 Commitments and/or the Total Facility A2 Commitments (as applicable) will be increased by the Accordion Increase Amount; and

(ii)	each Accordion Increase Lender will assume all the obligations of a Lender in respect of the commitment or increased commitment specified in the Accordion Increase Confirmation in respect of that Accordion Increase Lender;

(iii)	each of the Obligors and each Accordion Increase Lender which is not a Lender immediately prior to the Accordion Increase Date shall assume obligations towards one another and/or acquire rights against one another as the Obligors and the Accordion Increase Lender would have assumed and/or acquired had the Accordion Increase Lender been an Original Lender;

(iv)	each Accordion Increase Lender which is not a Lender immediately prior to the Accordion Increase Date shall become a Party as a “Lender” and any such Accordion Increase Lender and each of the other Finance Parties shall assume obligations towards one another and acquire rights against one another as that Accordion Increase Lender and those Finance Parties would have assumed and/or acquired had the Accordion Increase Lender been an Original Lender; and

(v)	the Commitments of the other Lenders shall continue in full force and effect.

(e)	Each Accordion Increase Lender, by executing the Accordion Increase Confirmation, confirms (for the avoidance of doubt) that the Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the increase becomes effective.

(f)	The Company shall, on the Accordion Increase Date, pay to the Agent (for its own account) a fee in an amount equal to the fee which would be payable under Clause 24.4 (Assignment or transfer fee) if the increase was a transfer pursuant to Clause 24.6 (Procedure for a transfer) and the Company shall promptly on demand pay to the Agent the amount of all costs and expenses (including legal fees) reasonably incurred by it in connection with any increase in the Facilities under this Clause 2.3.

(g)	If the Termination Date has been extended pursuant to Clause 5.6 (Extension Option) prior to the Accordion Increase Date, the Termination Date applicable to the Commitments to be assumed by an Accordion Increase Lender shall be the extended Termination Date.

(h)	The Company may pay to an Accordion Increase Lender a fee in the amount and at the times agreed between the Company and the Accordion Increase Lender in a letter between the Company and the Accordion Increase Lender setting out that fee. A reference in this Agreement to a Fee Letter shall include any letter referred to in this paragraph (h).

(i)	No Lender shall be under any obligation to execute any Accordion Increase Confirmation.

(j)	The Company may not request an increase in the Total Facility A1 Commitments and/or the Total Facility A2 Commitments pursuant to this Clause 2.3 more than five times.

(k)	The Obligors acknowledge and agree that:

(i)	the guarantees and indemnities contained in Clause 18 (Guarantee and indemnity) shall continue in full force and effect in respect of the obligations of the Obligors under the Finance Documents notwithstanding the increase in the Total Commitments (including any Accordion Increase Amount) pursuant to this Clause 2.3; and

(ii)	the guarantees and indemnities contained in Clause 18 (Guarantee and indemnity) shall apply and extend to all of the obligations of the

Obligors under the Finance Documents (including in respect of any Accordion Increase Amount).

(l)	Clause 24.5 (Limitation of responsibility of Existing Lenders) shall apply mutatis mutandis in this Clause 2.3 in relation to an Accordion Increase Lender as if references in that Clause to:

(i)	an “Existing Lender” were references to all the Lenders immediately prior to the relevant increase;

(ii)	the “New Lender” were references to that “Accordion Increase Lender”; and

(iii)	a “re-transfer” and “re-assignment” were references to respectively a “transfer” and “assignment”.”

2.4	Finance Parties’ rights and obligations

(a)	The obligations of each Finance Party under the Finance Documents are several. Failure by a Finance Party to perform its obligations under the Finance Documents does not affect the obligations of any other Party under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents.

(b)	The rights of each Finance Party under or in connection with the Finance Documents are separate and independent rights and any debt arising under the Finance Documents to a Finance Party from an Obligor is a separate and independent debt in respect of which a Finance Party shall be entitled to enforce its rights in accordance with paragraph (c) below. The rights of each Finance Party include any debt owing to that Finance Party under the Finance Documents and, for the avoidance of doubt, any part of a Loan or any other amount owed by an Obligor which relates to a Finance Party’s participation in a Facility or its role under a Finance Document (including any such amount payable to the Agent on its behalf) is a debt owing to that Finance Party by that Obligor.

(c)	A Finance Party may, except as specifically provided in the Finance Documents, separately enforce its rights under or in connection with the Finance Documents.

2.5	Obligors’ Agent

(a)	Each Obligor (other than the Company) by its execution of this Agreement or an Accession Deed irrevocably appoints the Company (acting through one or more authorised signatories) to act on its behalf as its agent in relation to the Finance Documents and irrevocably authorises:

(i)	the Company on its behalf to supply all information concerning itself contemplated by this Agreement to the Finance Parties and to give all notices and instructions (including, in the case of a Borrower, Utilisation Requests), to make such agreements and to effect the relevant amendments, supplements and variations capable of being given, made or effected by any Obligor notwithstanding that they may affect the Obligor, without further reference to or the consent of that Obligor; and

(ii)	each Finance Party to give any notice, demand or other communication to that Obligor pursuant to the Finance Documents to the Company,

and in each case the Obligor shall be bound as though the Obligor itself had given the notices and instructions (including, without limitation, any Utilisation Requests) or executed or made the agreements or effected the amendments, supplements or variations, or received the relevant notice, demand or other communication.

(b)	Every act, omission, agreement, undertaking, settlement, waiver, amendment, supplement, variation, notice or other communication given or made by the Obligors’ Agent or given to the Obligors’ Agent under any Finance Document on behalf of another Obligor or in connection with any Finance Document (whether or not known to any other Obligor and whether occurring before or after such other Obligor became an Obligor under any Finance Document) shall be binding for all purposes on that Obligor as if that Obligor had expressly made, given or concurred with it. In the event of any conflict between any notices or other communications of the Obligors’ Agent and any other Obligor, those of the Obligors’ Agent shall prevail.

(c)	For the purpose of acting as Obligors’ Agent in accordance with this Clause 2.5, each Obligor (other than the Company) releases the Company to the fullest extent possible from the restrictions pursuant to section 181 of the German Civil Code (Bürgerliches Gesetzbuch) and similar restrictions applicable to it pursuant to any other law.

3.	PURPOSE

3.1	Purpose

Each Borrower shall apply all amounts borrowed by it under Facility A1 and Facility A2 towards the general corporate purposes of the Group (including, without limitation, the prepayment or repayment of any Financial Indebtedness of the Group).

3.2	Monitoring

No Finance Party is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement.

4.	CONDITIONS OF UTILISATION

4.1	Initial conditions precedent

(a)	No Borrower may deliver a Utilisation Request unless the Agent has received all of the documents and other evidence listed in Part I of Schedule 2 (Conditions precedent) in form and substance satisfactory to the Agent. The Agent shall notify the Company and the Lenders promptly upon being so satisfied.

(b)	Other than to the extent that the Majority Lenders notify the Agent in writing to the contrary before the Agent gives the notification described in paragraph (a) above, the Lenders authorise (but do not require) the Agent to give that notification. The Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification.

4.2	Further conditions precedent

(a)	The Lenders will only be obliged to comply with Clause 5.4 (Lenders’ participation) if on the date of the Utilisation Request and on the proposed Utilisation Date:

(i)	in the case of a Rollover Loan, no Event of Default is continuing or would result from the proposed Loan and, in the case of any other Loan, no Default is continuing or would result from the proposed Loan; and

(ii)	the Repeating Representations to be made by each Obligor are true in all material respects.

4.3	Conditions relating to Optional Currencies

(a)	A currency will constitute an Optional Currency in relation to a Loan if:

(i)	it is readily available in the amount required and freely convertible into the applicable Base Currency in the wholesale market for that currency on the Quotation Day and the Utilisation Date for that Loan; and

(ii)	it is:

(A)	in the case of Facility A1, EUR, USD, CAD, DKK, CHF or AUD;

(B)	in the case of Facility A2, GBP, USD, CAD, DKK, CHF or AUD,

or, in each case, has been approved by the Agent (acting on the instructions of all the Lenders) on or prior to receipt by the Agent of the relevant Utilisation Request for that Loan.

(b)	If the Agent has received a written request from the Company for a currency to be approved under paragraph (a)(ii) above, the Agent will confirm to the Company by the Specified Time:

(i)	whether or not the Lenders have granted their approval; and

(ii)	if approval has been granted, the minimum amount (and, if required, integral multiples) for any subsequent Utilisation in that currency.

4.4	Maximum number of Loans

(a)	A Borrower may not deliver a Utilisation Request if as a result of the proposed Utilisation 16 or more Loans would be outstanding.

(b)	Any Separate Loan shall not be taken into account in this Clause 4.4.

(c)	Any Loan made by a single Lender under Clause 6.2 (Unavailability of a currency) shall not be taken into account in this Clause 4.4.

SECTION 3
UTILISATION

5.	UTILISATION

5.1	Delivery of a Utilisation Request

A Borrower may utilise a Facility by delivery to the Agent of a duly completed Utilisation Request not later than the Specified Time.

5.2	Completion of a Utilisation Request

(a)	Each Utilisation Request is irrevocable and will not be regarded as having been duly completed unless:

(i)	the proposed Utilisation Date is a Business Day within the Availability Period;

(ii)	the currency and amount of the Utilisation comply with Clause 5.3 (Currency and amount); and

(iii)	the proposed Interest Period complies with Clause 10 (Interest Periods).

(b)	Only one Loan may be requested in each Utilisation Request.

5.3	Currency and amount

(a)	The currency specified in a Utilisation Request must be the applicable Base Currency or an Optional Currency.

(b)	The amount of the proposed Loan must be:

(i)	if the currency selected is GBP, a minimum of £1,000,000 or if less, the relevant Available Facility; or

(ii)	if the currency selected is EUR, a minimum of EUR1,000,000 or, if less, the relevant Available Facility;

(iii)	if the currency selected is USD, a minimum of USD1,000,000 or, if less, the relevant Available Facility;

(iv)	if the currency selected is CAD, a minimum of CAD1,000,000 or, if less, the relevant Available Facility;

(v)	if the currency selected is CHF:

(A)	a minimum of CHF1,000,000 or, if less, the relevant Available Facility; and

(B)	such amount so that the aggregate amount of Loans denominated in CHF that would be outstanding on the proposed Utilisation Date for that proposed Loan (and including, for the avoidance of doubt, that proposed Loan) is no greater than CHF25,000,000;

(vi)	if the currency selected is AUD:

(A)	a minimum of AUD2,000,000 or, if less, the relevant Available Facility; and

(B)	such amount so that the aggregate amount of Loans denominated in AUD that would be outstanding on the proposed Utilisation Date for that proposed Loan (and including, for the avoidance of doubt, that proposed Loan) is no greater than AUD40,000,000;

(vii)	if the currency selected is DKK:

(A)	a minimum of DKK8,000,000 or, if less, the relevant Available Facility; and

(B)	such amount so that the aggregate amount of Loans denominated in DKK that would be outstanding on the proposed Utilisation Date for that proposed Loan (and including, for the avoidance of doubt, that proposed Loan) is no greater than DKK175,000,000; or

(viii)	if the currency selected is any other Optional Currency, the minimum amount (and, if required, integral multiple) specified by the Agent pursuant to paragraph (b)(ii) of Clause 4.3 (Conditions relating to Optional Currencies) or, if less, the relevant Available Facility, and, in any event, such that its Base Currency Amount is less than or equal to the relevant Available Facility.

5.4	Lenders’ participation

(a)	If the conditions set out in this Agreement have been met, and subject to Clause 7.1 (Repayment of Loans)), each Lender shall make its participation in each Loan available by the Utilisation Date through its Facility Office.

(b)	The amount of each Lender’s participation in each Loan will be equal to the proportion borne by its Available Commitment to the Available Facility immediately prior to making the Loan.

(c)	The Agent shall determine the Base Currency Amount of each Loan which is to be made in an Optional Currency and shall notify each Lender of the amount, currency and the Base Currency Amount of each Loan, the amount of its participation in that Loan and if different, the amount of that participation to be made available in accordance with Clause 29.1 (Payments to the Agent), in each case by the Specified Time.

5.5	Cancellation of Commitment

The Commitments which, at that time, are unutilised shall be immediately cancelled at the end of the Availability Period.

5.6	Extension Option

(a)	The Company may, by notice to the Agent (the “Initial Extension Request”) not more than 60 days and not less than 30 days before the date falling 12 months after the Signing Date (ARA) (the “First Extension Deadline”), request that the Termination Date in respect of the Facilities be extended for a further period of one year.

(b)	The Company may, by notice to the Agent (the “Second Extension Request”) not more than 60 days and not less than 30 days before the date falling 24 months after the Signing Date (ARA) (the “Second Extension Deadline”), request that the Termination Date in respect of the Facilities:

(i)	with respect to Lenders who have agreed to the Initial Extension Request (or have acquired any Commitment of a Lender which agreed to the Initial Extension Request), be extended for a further period of one year; and/or

(ii)	if no Initial Extension Request has been made, or with respect to Lenders who refused the Initial Extension Request be extended for a period of two years.

(c)	The Agent must promptly notify the Lenders of any Initial Extension Request or Second Extension Request (an “Extension Request”).

(d)	Each Lender may, in its sole discretion, agree to any Extension Request. Each Lender that agrees to an Extension Request by the date falling 15 days before, in the case of the Initial Extension Request, the First Extension Deadline or, in the case of the Second Extension Request, the Second Extension Deadline will, subject to paragraph (i) below, extend its Commitment for a further period of one year or two years (as applicable), from the then current Termination Date in respect of that Lender’s Commitment and the relevant Termination Date with respect to the Commitment of that Lender will, subject to paragraph (i) below, be extended accordingly (an “Extension”).

(e)	The Company shall, on or prior to, in the case of the Initial Extension Request, the First Extension Deadline, or, in the case of the date of the Second Extension Request, the Second Extension Deadline, pay to Agent for the account of the relevant Lenders an extension fee in an equal amount based on its proportion of the Total Commitments and at the time agreed in a Fee Letter between the Company and that Lender.

(f)	If any Lender fails to reply to an Extension Request on or before the date falling 15 days before the First Extension Deadline or the Second Extension Deadline (as applicable), it will be deemed to have refused that Extension Request and its Commitments will not be extended.

(g)	Subject to paragraph (i) below, each Extension Request is irrevocable.

(h)	If one or more (but not all) of the Lenders agree to an Extension Request, then the Agent must notify the Company, identifying in that notification which Lenders have not agreed to the Extension Request.

(i)	The Company may, on the basis that one or more of the Lenders have not agreed to (or have been deemed to have refused) the Extension Request and no later than the date falling five days before the First Extension Deadline or the Second Extension Deadline (as applicable), withdraw the Extension Request by notice to the Agent which will promptly notify the Lenders.

(j)	Any extension of the Termination Date in respect of the Facilities under this Clause 5.6 will only take effect if on the date of the Extension Request, and in the case of the Initial Extension Request, on the First Extension Deadline or, in the case of the Second Extension Request, on the Second Extension Deadline:

(i)	no Default is continuing or would result from the proposed extension;

(ii)	the Company has paid the extension fee to each relevant Lender pursuant to paragraph (e) above; and

(iii)	the Repeating Representations are true in all material respects.

6.	OPTIONAL CURRENCIES

6.1	Selection of currency

A Borrower (or the Company on behalf of a Borrower) shall select the currency of a Loan in a Utilisation Request.

6.2	Unavailability of a currency

If before the Specified Time on any Quotation Day:

(a)	a Lender notifies the Agent that the Optional Currency requested is not readily available to it in the amount required; or

(b)	a Lender notifies the Agent that compliance with its obligation to participate in a Loan in the proposed Optional Currency would contravene a law or regulation applicable to it,

the Agent will give notice to the relevant Borrower to that effect by the Specified Time on that day. In this event, any Lender that gives notice pursuant to this Clause 6.2 will be required to participate in the Loan in the applicable Base Currency (in an amount equal to that Lender’s proportion of the Base Currency Amount or, in respect of a Rollover Loan, an amount equal to that Lender’s proportion of the Base Currency Amount of the Rollover Loan that is due to be made) and its participation will be treated as a separate Loan denominated in the applicable Base Currency during that Interest Period.

6.3	Participation in a Loan

Each Lender’s participation in a Loan will be determined in accordance with paragraph (b) of Clause 5.4 (Lenders’ participation).

SECTION 4

REPAYMENT, PREPAYMENT AND CANCELLATION

7.	REPAYMENT

7.1	Repayment of Loans

(a)	Subject to paragraph (c) below, each Borrower which has drawn a Loan shall repay that Loan on the last day of its Interest Period.

(b)	Without prejudice to each Borrower’s obligation under paragraph (a) above, if:

(i)	one or more Loans are to be made available to a Borrower:

(A)	on the same day that a maturing Loan is due to be repaid by that Borrower;

(B)	in the same currency as the maturing Loan (unless it arose as a result of the operation of Clause 6.2 (Unavailability of a currency)); and

(C)	in whole or in part for the purpose of refinancing the maturing Loan; and

(ii)	the proportion borne by each Lender’s participation in the maturing Loan to the amount of that maturing Loan is the same as the proportion borne by that Lender’s participation in the new Loans to the aggregate amount of those new Loans, the aggregate amount of the new Loans shall, unless the Company notifies the Agent to the contrary in the relevant Utilisation Request, be treated as if applied in or towards repayment of the maturing Loan so that:

(A)	if the amount of the maturing Loan exceeds the aggregate amount of the new Loans:

(1)	the relevant Borrower will only be required to make a payment under Clause 29.1 (Payments to the Agent) in an amount in the relevant currency equal to that excess; and

(2)	each Lender’s participation in the new Loans shall be treated as having been made available and applied by the Borrower in or towards repayment of that Lender’s participation in the maturing Loan and that Lender will not be required to make a payment under Clause 29.1 (Payments to the Agent) in respect of its participation in the new Loans; and

(B)	if the amount of the maturing Loan is equal to or less than the aggregate amount of the new Loans:

(1)	the relevant Borrower will not be required to make a payment under Clause 29.1 (Payments to the Agent); and

(2)	each Lender will be required to make a payment under Clause 29.1 (Payments to the Agent) in respect of its participation in the new Loans only to the extent that its participation in the new Loans exceeds that Lender’s participation in the maturing Loan and the remainder of that Lender’s participation in the new Loans shall be treated as having been made available and applied by the Borrower in or towards repayment of that Lender’s participation in the maturing Loan.

(c)	At any time when a Lender becomes a Defaulting Lender, the maturity date of each of the participations of that Lender in the Loans then outstanding will be automatically extended to the last day of the Availability Period applicable to the Facilities and will be treated as separate Loans (the “Separate Loans”) denominated in the currency in which the relevant participations are outstanding.

(d)	If a Borrower makes a prepayment of a Loan, a Borrower to whom a Separate Loan is outstanding may prepay that Loan by giving not less than three Business Days’ prior notice to the Agent. The Agent will forward a copy of a prepayment notice received in accordance with this paragraph (d) to the Defaulting Lender concerned as soon as practicable on receipt.

(e)	Interest in respect of a Separate Loan will accrue for successive Interest Periods selected by the Borrower by the time and date specified by the Agent (acting reasonably) and will be payable by that Borrower to the Agent (for the account of that Defaulting Lender) on the last day of each Interest Period of that Separate Loan.

(f)	The terms of this Agreement relating to Loans generally shall continue to apply to Separate Loans other than to the extent inconsistent with paragraphs (c) to (e) above, in which case those paragraphs shall prevail in respect of any Separate Loan.

8.	PREPAYMENT AND CANCELLATION

8.1	Illegality

If, in any applicable jurisdiction, it becomes unlawful for any Lender to perform any of its obligations as contemplated by this Agreement or to fund or maintain its participation in any Loan or it becomes unlawful for any Affiliate of a Lender for that Lender to do so:

(a)	that Lender shall promptly notify the Agent upon becoming aware of that event;

(b)	upon the Agent notifying the Company, each Available Commitment of that Lender will be immediately cancelled; and

(c)	to the extent that the Lender’s participation has not been transferred pursuant to paragraph (d) of Clause 8.5 (Right of replacement or repayment and cancellation in relation to a single Lender), each Borrower shall repay that Lender’s participation in the Loans made to that Borrower on the last day of the Interest Period for each Loan occurring after the Agent has notified the Company or, if earlier, the date specified by the Lender in the notice delivered to the Agent (being no earlier than the last day of any applicable grace period permitted by law) and that Lender’s corresponding Commitment(s) shall be immediately cancelled in the amount of the participations repaid.

8.2	Change of control

(a)	If:

(i)	there is a change of control; or

(ii)	Just Eat Takeaway.com N.V. is no longer traded on at least one of Euronext Amsterdam and the London Stock Exchange plc,

then:

(A)	the Company shall promptly notify the Agent upon becoming aware of that event;

(B)	a Lender shall not be obliged to fund a Utilisation (except for a Rollover Loan); and

(C)	if a Lender so requires and notifies the Agent within 30 days of the Company notifying the Agent of the event, the Agent shall, by not less than 30 days’ notice to the Company, cancel each Available Commitment of that Lender and declare the participation of that Lender in all Loans, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents immediately due and payable, whereupon each such Available Commitment will be immediately cancelled, any Commitment of that Lender shall immediately cease to be available for further utilisation and all such Loans, accrued interest and other amounts shall become immediately due and payable.

(b)	For the purposes of paragraph (a) above, “change of control” means:

(i)	Just Eat Takeaway.com N.V. ceasing to:

(A)	directly or indirectly control the Company; or

(B)	directly or indirectly own at least 75 per cent. of the issued shares in the Company; or

(ii)	any person or group of persons acting in concert gaining direct or indirect control of Just Eat Takeaway.com N.V..

(c)	For the purpose of paragraph (b) above “control” means the power (whether by way of ownership of shares, contract, agency or otherwise) to:

(i)	cast, or control the casting of, more than 30 per cent. of the maximum number of votes that might be cast at a general meeting of that person; or

(ii)	appoint or remove all, or the majority, of the directors or other equivalent officers of that person; or

(iii)	give directions with respect to the operating and financial policies of that person which the directors or other equivalent officers of that person are obliged to comply with.

(d)	For the purpose of paragraph (b) above “acting in concert” means, a group of persons who, pursuant to an agreement or understanding (whether formal or informal), actively co-operate, through the acquisition by any of them, either directly or indirectly, of shares in that person, to obtain or consolidate control of that person as described in the City Code on Takeovers and Mergers.

8.3	Voluntary cancellation

The Company may, if it gives the Agent not less than two Business Days’ (or such shorter period as the Majority Lenders may agree) prior notice, cancel the whole or any part (being a minimum amount of £1,000,000 or €1,000,000 (as applicable) (or its equivalent)) of an Available Facility. Any cancellation under this Clause 8.3 shall reduce the Commitments of the Lenders rateably under that Facility.

8.4	Voluntary prepayment of Loans

A Borrower to which a Loan has been made may, if it gives the Agent not less than:

(a)	in the case of a Loan denominated in AUD only, three Business Days’ prior notice; or

(b)	in any other case, two Business Days’ prior notice,

(or, in each case, such shorter period as the Majority Lenders may agree), prepay the whole or any part of a Loan (but if in part, being an amount that reduces the Base Currency Amount of the Loan by a minimum amount of £1,000,000 or €1,000,000 (as applicable) (or its equivalent)).

8.5	Right of replacement or repayment and cancellation in relation to a single Lender

(a)	If:

(i)	any sum payable to any Lender by an Obligor is required to be increased under paragraph (c) of Clause 13.2 (Tax gross-up); or

(ii)	any Lender claims indemnification from the Company under Clause 13.3 (Tax indemnity) or Clause 14.1 (Increased costs),

the Company may, whilst the circumstance giving rise to the requirement for that increase or indemnification continues, give the Agent notice of cancellation of the Commitment(s) of that Lender and its intention to procure the repayment of that Lender’s participation in the Loans or give the Agent notice of its intention to replace that Lender in accordance with paragraph (d) below.

(b)	On receipt of a notice of cancellation referred to in paragraph (a) above, the Available Commitment(s) of that Lender shall be immediately reduced to zero.

(c)	On the last day of each Interest Period which ends after the Company has given notice of cancellation under paragraph (a) above (or, if earlier, the date specified by the Company in that notice), each Borrower to which a Loan is outstanding shall repay that Lender’s participation in that Loan and that Lender’s corresponding Commitment(s) shall be immediately cancelled in the amount of the participations repaid.

(d)	If:

(i)	any of the circumstances set out in paragraph (a) above apply to a Lender; or

(ii)	an Obligor becomes obliged to pay any amount in accordance with Clause 8.1 (Illegality) to any Lender,

the Company may, on ten Business Days’ prior notice to the Agent and that Lender, replace that Lender by requiring that Lender to (and to the extent permitted by law, that Lender shall) transfer pursuant to Clause 24 (Changes to the Lenders) all (and not part only) of its rights and obligations under this Agreement to an Eligible Institution which confirms its willingness to assume and does assume all the obligations of the transferring Lender in accordance with Clause 24 (Changes to the Lenders) for a purchase price in cash payable at the time of the transfer in an amount equal to the outstanding principal amount of such Lender’s participation in the outstanding Loans and all accrued interest (to the extent that the Agent has not given a notification under Clause 24.10 (Pro rata interest settlement)), Break Costs and other amounts payable in relation thereto under the Finance Documents.

(e)	The replacement of a Lender pursuant to paragraph (d) above shall be subject to the following conditions:

(i)	the Company shall have no right to replace the Agent;

(ii)	neither the Agent nor any Lender shall have any obligation to find a replacement Lender;

(iii)	in no event shall the Lender replaced under paragraph (d) above be required to pay or surrender any of the fees received by such Lender pursuant to the Finance Documents; and

(iv)	the Lender shall only be obliged to transfer its rights and obligations pursuant to paragraph (d) above once it is satisfied that it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to that transfer.

(f)
A Lender shall perform the checks described in paragraph (e)(iv) above as soon as reasonably practicable following delivery of a notice referred to in paragraph (d) above and shall notify the Agent and the Company when it is satisfied that it has complied with those checks.

(g)

(i)	If any Lender becomes a Defaulting Lender, the Company may, at any time whilst the Lender continues to be a Defaulting Lender, give the Agent five Business Days’ notice of cancellation of each Available Commitment of that Lender.

(ii)	On the notice referred to in paragraph (i) above becoming effective, each Available Commitment of the Defaulting Lender shall be immediately reduced to zero.

(iii)	The Agent shall as soon as practicable after receipt of a notice referred to in paragraph (i) above, notify all the Lenders.

8.6	Restrictions

(a)	Any notice of cancellation or prepayment given by any Party under this Clause 8 shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment.

(b)	Any prepayment under this Agreement shall be made together with accrued interest on the amount prepaid and, subject to any Break Costs, without premium or penalty.

(c)	Unless a contrary indication appears in this Agreement, any part of a Facility which is prepaid or repaid may be reborrowed in accordance with the terms of this Agreement.

(d)	The Borrowers shall not repay or prepay all or any part of the Loans or cancel all or any part of the Commitments except at the times and in the manner expressly provided for in this Agreement.

(e)	Subject to Clause 2.2 (Increase) and Clause 2.3 (Accordion Option), no amount of the Total Commitments cancelled under this Agreement may be subsequently reinstated.

(f)	If the Agent receives a notice under this Clause 8 it shall promptly forward a copy of that notice to either the Company or the affected Lender, as appropriate.

(g)	If all or part of any Lender’s participation in a Loan is repaid or prepaid and is not available for redrawing (other than by operation of Clause 4.2 (Further conditions precedent)), an amount of that Lender’s Commitment (equal to the Base Currency Amount of the amount of the participation which is repaid or prepaid) in respect of that Facility will be deemed to be cancelled on the date of repayment or prepayment.

8.7	Application of prepayments

Any prepayment of a Loan pursuant to Clause 8.2 (Change of control), or Clause 8.4 (Voluntary prepayment of Loans) shall be applied pro rata to each Lender’s participation in that Loan.

SECTION 5
COSTS OF UTILISATION

9.	INTEREST

9.1	Calculation of interest

The rate of interest on each Loan for each Interest Period is the percentage rate per annum which is the aggregate of the applicable:

(a)	Margin; and

(b)	LIBOR or, in relation to any Loan in euro, EURIBOR or, in relation to any Loan in a Non-LIBOR Currency, the Benchmark Rate for that currency.

9.2	Payment of interest

The Borrower to which a Loan has been made shall pay accrued interest on that Loan on the last day of each Interest Period (and, if the Interest Period is longer than six Months, on the dates falling at six Monthly intervals after the first day of the Interest Period).

9.3	Default interest

(a)	If an Obligor fails to pay any amount payable by it under a Finance Document on its due date, interest shall accrue on the overdue amount from the due date up to the date of actual payment (both before and after judgment) at a rate which, subject to paragraph (b) below, is one per cent. per annum higher than the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted a Loan in the currency of the overdue amount for successive Interest Periods, each of a duration selected by the Agent (acting reasonably). Any interest accruing under this Clause 9.3 shall be immediately payable by the Obligor on demand by the Agent.

(b)	If any overdue amount consists of all or part of a Loan which became due on a day which was not the last day of an Interest Period relating to that Loan:

(i)	the first Interest Period for that overdue amount shall have a duration equal to the unexpired portion of the current Interest Period relating to that Loan; and

(ii)	the rate of interest applying to the overdue amount during that first Interest Period shall be one per cent. per annum higher than the rate which would have applied if the overdue amount had not become due.

(c)	Default interest (if unpaid) arising on an overdue amount will be compounded with the overdue amount at the end of each Interest Period applicable to that overdue amount but will remain immediately due and payable.

9.4	Notification of rates of interest

(a)	The Agent shall promptly notify the Lenders and the relevant Borrower (or the Company) of the determination of a rate of interest under this Agreement.

(b)	The Agent shall promptly notify the relevant Borrower (or the Company) of each Funding Rate relating to a Loan.

10.	INTEREST PERIODS

10.1	Selection of Interest Periods

(a)	A Borrower (or the Company on behalf of a Borrower) may select an Interest Period for a Loan in the Utilisation Request for that Loan.

(b)	Subject to this Clause 10, a Borrower (or the Company) may select an Interest Period of two weeks, one, two, three or six Months or of any other period agreed between the Company, the Agent and all the Lenders.

(c)	An Interest Period for a Loan shall not extend beyond the Termination Date.

(d)	Each Interest Period for a Loan shall start on the Utilisation Date.

(e)	A Loan has one Interest Period only.

10.2	Non-Business Days

(a)	Other than where paragraph (b) below applies, if an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

(b)	If the Loan is in a Non-LIBOR Currency and there are rules specified as “Business Day Conventions” for that currency in Schedule 13 (Other Benchmarks), those rules shall apply to each Interest Period for that Loan.

11.	CHANGES TO THE CALCULATION OF INTEREST

11.1	Unavailability of Screen Rate

(a)	Interpolated Screen Rate: If no Screen Rate is available for LIBOR or, if applicable, EURIBOR or, if applicable, the Benchmark Rate for the Interest Period of a Loan, the applicable LIBOR, EURIBOR or Benchmark Rate shall be the Interpolated Screen Rate for a period equal in length to the Interest Period of that Loan.

(b)	Shortened Interest Period: If no Screen Rate is available for LIBOR, EURIBOR or, if applicable, the Benchmark Rate for:

(i)	the currency of a Loan; or

(ii)	the Interest Period of a Loan and it is not possible to calculate the Interpolated Screen Rate,

the Interest Period of that Loan shall (if it is longer than the applicable Fallback Interest Period) be shortened to the applicable Fallback Interest Period and the applicable LIBOR, EURIBOR or Benchmark Rate for that shortened Interest Period shall be determined pursuant to the relevant definition.

(c)	Reference Bank Rate: If the Interest Period of a Loan is, after giving effect to paragraph (b) above, either the applicable Fallback Interest Period or shorter than the applicable Fallback Interest Period and, in either case, no Screen Rate is available for LIBOR, EURIBOR or the relevant Benchmark Rate for:

(i)	the currency of that Loan; or

(ii)	the Interest Period of that Loan and it is not possible to calculate the Interpolated Screen Rate,

the Interest Period of that Loan shall revert to its previous length and the applicable LIBOR, EURIBOR or Benchmark Rate shall be the Reference Bank Rate as of the Specified Time for the currency of that Loan and for a period equal in length to the Interest Period of that Loan.

(d)	Cost of funds: If paragraph (c) above applies but no Reference Bank Rate is available for the relevant currency or Interest Period there shall be no LIBOR, EURIBOR or Benchmark Rate for that Loan and Clause 11.4 (Cost of funds) shall apply to that Loan for that Interest Period.

11.2	Calculation of Reference Bank Rate

(a)	Subject to paragraph (b) below, if LIBOR or EURIBOR or a Benchmark Rate is to be determined on the basis of a Reference Bank Rate but a Reference Bank does not supply a quotation by the Specified Time, the Reference Bank Rate shall be calculated on the basis of the quotations of the remaining Reference Banks.

(b)	If at or about:

(i)	noon on the Quotation Day; or

(ii)	in the case of a Benchmark Rate, the time specified in respect of the relevant currency in Schedule 13 (Other Benchmarks),

none or only one of the Reference Banks supplies a quotation, there shall be no Reference Bank Rate for the relevant Interest Period.

11.3	Market disruption

If before:

(a)	close of business in London on the Quotation Day for the relevant Interest Period; or

(b)	in the case of a Loan in a Non-LIBOR Currency, the time specified in respect of that currency in Schedule 13 (Other Benchmarks),

the Agent receives notifications from a Lender or Lenders (whose participations in a Loan exceed 35 per cent. of that Loan) that the cost to it of funding its participation in that Loan from whatever source it may reasonably select would be in excess of LIBOR or, if applicable, EURIBOR or, if applicable, the Benchmark Rate, then Clause 11.4 (Cost of funds) shall apply to that Loan for the relevant Interest Period.

11.4	Cost of funds

(a)	If this Clause 11.4 applies, the rate of interest on each Lender’s share of the relevant Loan for the relevant Interest Period shall be the percentage rate per annum which is the sum of:

(i)	the Margin; and

(ii)	the rate notified to the Agent by that Lender as soon as practicable and in any event within five Business Days of the first day of that Interest Period (or, if earlier, on the date falling five Business Days before the date on which interest is due to be paid in respect of that Interest Period), to be that which expresses as a percentage rate per annum the cost to the relevant Lender of funding its participation in that Loan from whatever source it may reasonably select.

(b)	If this Clause 11.4 applies and the Agent or the Company so requires, the Agent and the Company shall enter into negotiations (for a period of not more than thirty days) with a view to agreeing a substitute basis for determining the rate of interest.

(c)	Any alternative basis agreed pursuant to paragraph (b) above shall, with the prior consent of all the Lenders and the Company, be binding on all Parties.

(d)	If this Clause 11.4 applies pursuant to Clause 11.2 (Market disruption) and:

(i)	a Lender’s Funding Rate is less than LIBOR or, in relation to any Loan in euro, EURIBOR or, in relation to any Loan in a Non-LIBOR Currency, the Benchmark Rate;

(ii)	a Lender does not supply a quotation by the time specified in paragraph (a)(ii) above,

the cost to that Lender of funding its participation in that Loan for that Interest Period shall be deemed, for the purposes of paragraph (a) above, to be LIBOR or, in relation to a Loan in euro, EURIBOR or, in relation to any Loan in a Non-LIBOR Currency, the Benchmark Rate.

11.5	Notification to Company

If Clause 11.4 (Cost of funds) applies, the Agent shall, as soon as is practicable, notify the Company.

11.6	Break Costs

(a)	Each Borrower shall, within three Business Days of demand by a Finance Party, pay to that Finance Party its Break Costs attributable to all or any part of a Loan or Unpaid Sum being paid by that Borrower on a day other than the last day of an Interest Period for that Loan or Unpaid Sum.

(b)	Each Lender shall, together with its demand, provide a certificate confirming the amount and basis of calculation (in reasonable detail, provided that it shall not be required to disclose confidential or proprietary information) of its Break Costs for any Interest Period in which they accrue.

12.	FEES

12.1	Commitment fee

(a)	The Company shall pay to the Agent (for the account of each Lender) fees in respect of each Facility in the applicable Base Currency computed at the rate of [***] per cent. of the then applicable Margin on that Lender’s Available Commitment under that Facility for the Availability Period.

(b)	The accrued commitment fees are payable on the last day of each successive period of three Months which ends during the Availability Period, on the last day of the Availability Period and, if cancelled in full, on the cancelled amount of the relevant Lender’s Commitment under that Facility at the time the cancellation is effective.

(c)	No commitment fees are payable to the Agent (for the account of a Lender) on any Available Commitment of that Lender for any day on which that Lender is a Defaulting Lender.

12.2	Utilisation fee

(a)	The Company shall pay to the Agent (for the account of each Lender) fees in respect of each Facility in the applicable Base Currency computed in respect of each Lender’s Commitment under that Facility at the following rate:

(i)	if the aggregate principal amount of the Loans outstanding under the applicable Facility is greater than zero but less than or equal to 33 1/3 per cent. of the Total Facility A1 Commitments or Total Facility A2 Commitments (as applicable), [***] per cent. per annum of the amount of outstanding Loans under the applicable Facility;

(ii)	if the aggregate principal amount of the Loans outstanding under the applicable Facility is greater than 33 1/3 per cent. but less than or equal to 66 2/3 per cent. of the Total Facility A1 Commitments or Total

Facility A2 Commitments (as applicable), [***] per cent. per annum of the amount of outstanding Loans under the applicable Facility; and

(iii)	if the aggregate principal amount of the Loans outstanding under the applicable Facility is greater than 66 2/3 per cent. of the Total Facility A1 Commitments or Total Facility A2 Commitments (as applicable), [***] per cent. per annum of the amount of outstanding Loans under the applicable Facility.

(b)	Utilisation fees shall accrue from the date on which the relevant threshold set out in paragraph (a) above is reached and shall be payable on the last day of each successive period of three Months which ends during the relevant Availability Period, on the last day of the Availability Period and, if cancelled in full, at the time the cancellation is effective.

12.3	Arrangement fee

The Company shall pay to an Arranger such fees in the amounts and at the times agreed in a Fee Letter.

12.4	Agency fee

The Company shall pay to the Agent (for its own account) an agency fee in the amount and at the times agreed in a Fee Letter.

12.5	Amendment fee

The Company shall pay to the Agent (for the account of each Lender) an amendment fee in respect of the Amendment and Restatement Agreement in the amounts and at the times agreed in a Fee Letter.

SECTION 6

ADDITIONAL PAYMENT OBLIGATIONS

13.	TAX GROSS UP AND INDEMNITIES

13.1	Definitions

In this Agreement:

(a)	In this Agreement:

“Borrower DTTP Filing” means an H.M. Revenue & Customs’ Form DTTP2 duly completed and filed by the relevant UK Borrower, which:

(i)	where it relates to a UK Treaty Lender that is an Original Lender, contains the scheme reference number and jurisdiction of tax residence stated opposite that Lender’s name in Part II of Schedule 1 (The Original Parties), and:

(A)	where the UK Borrower is an Original Borrower, is filed with H.M. Revenue & Customs within 30 days of the date of this Agreement; or

(B)	where the UK Borrower is an Additional Borrower, is filed with H.M. Revenue & Customs within 30 days of the date on which that UK Borrower becomes an Additional Borrower; or

(ii)	where it relates to a UK Treaty Lender that is not an Original Lender, contains the scheme reference number and jurisdiction of tax residence stated in respect of that Lender in the documentation which it executes on becoming a Party as a Lender; and

(A)	where the UK Borrower is a Borrower as at the date on which that UK Treaty Lender becomes a Party as a Lender, is filed with H.M. Revenue & Customs within 30 days of that date; or

(B)	where the UK Borrower is not a Borrower as at the date on which that UK Treaty Lender becomes a Party as a Lender, is filed with H.M. Revenue & Customs within 30 days of the date on which that UK Borrower becomes an Additional Borrower.

“Dutch Qualifying Lender” means, in respect of an advance to be made under a Finance Document to a Dutch Borrower, a Lender that is:

(i)	a Dutch Treaty Lender; or

(ii)	otherwise entitled to receive a payment of interest in respect of an advance under a Finance Document without any Tax Deduction imposed by The Netherlands.

“Dutch Treaty Lender” means a Lender which:

(i)	is treated as a resident of a Dutch Treaty State for the purposes of the relevant Dutch Treaty;

(ii)	does not carry on a business in The Netherlands through a permanent establishment with which that Lender’s participation in the Loan is effectively connected; and

(iii)	fulfils all other conditions which must be fulfilled under the Dutch Treaty by residents of that Dutch Treaty State to obtain full exemption from Tax on interest imposed by The Netherlands, subject to completion of procedural formalities.

“Dutch Treaty State” means a jurisdiction having a double taxation agreement (a “Dutch Treaty”) with The Netherlands which makes provision for full exemption from tax imposed by The Netherlands on interest.

“Protected Party” means a Finance Party which is or will be subject to any liability, or required to make any payment, for or on account of Tax in relation to a sum received or receivable (or any sum deemed for the purposes of Tax to be received or receivable) under a Finance Document.

“Tax Credit” means a credit against, relief or remission for, or repayment of any Tax.

“Tax Deduction” means a deduction or withholding for or on account of Tax from a payment under a Finance Document, other than a FATCA Deduction.

“Tax Payment” means either the increase in a payment made by an Obligor to a Finance Party under Clause 13.2 (Tax gross-up) or a payment under Clause 13.3 (Tax indemnity).

“Treaty Lender” means a Dutch Treaty Lender or a UK Treaty Lender, as the context requires.

“UK Domestic Lender” means, in relation to a participation in a Utilisation made by a Lender to a UK Borrower, a Lender (other than a Lender within paragraph (iii) below) which is beneficially entitled to interest payable to that Lender in respect of an advance under a Finance Document and is:

(i)

(A)	a bank (as defined for the purpose of section 879 of the ITA) making an advance under a Finance Document and is within the charge to United Kingdom corporation tax in respect of any payments of interest made in respect of that advance or would be within such charge as respects such payments apart from section 18A of the CTA; or

(B)	a Lender in respect of an advance made under a Finance Document by a person that was a bank (as defined for the purpose of section 879 of the ITA) at the time that that advance was made and within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that advance;

(ii)	a Lender which is:

(A)	a company resident in the United Kingdom for United Kingdom tax purposes;

(B)	a partnership each member of which is:

(1)	a company so resident in the United Kingdom; or

(2)	a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the CTA; or

(C)	a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company; or

(iii)	a Lender which is a building society (as defined for the purpose of section 880 of the ITA) making an advance under a Finance Document.

“UK Non-Bank Lender” means a Lender which is not an Original Lender and which gives a UK Tax Confirmation in the documentation which it executes on becoming a Party as a Lender.

“UK Qualifying Lender” means a Lender that is:

(i)	a UK Domestic Lender; or

(ii)	a UK Treaty Lender.

“UK Tax Confirmation” means a confirmation by a Lender that the person beneficially entitled to interest payable to that Lender in respect of an advance under a Finance Document is either:

(i)	a company resident in the United Kingdom for United Kingdom tax purposes;

(ii)	a partnership each member of which is:

(A)	a company so resident in the United Kingdom; or

(B)	a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the CTA; or

(iii)	a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company.

“UK Treaty Lender” means a Lender which:

(i)	is treated as a resident of a UK Treaty State for the purposes of the relevant UK Treaty;

(ii)	does not carry on a business in the United Kingdom through a permanent establishment with which that Lender’s participation in the Loan is effectively connected; and

(iii)	fulfils all other conditions which must be fulfilled under the UK Treaty by residents of that UK Treaty State to obtain full exemption from Tax on interest imposed by the United Kingdom, subject to completion of procedural formalities.

“UK Treaty State” means a jurisdiction having a double taxation agreement (a “UK Treaty”) with the United Kingdom which makes provision for full exemption from tax imposed by the United Kingdom on interest.

(b)	Unless a contrary indication appears, in this Clause 13 a reference to “determines” or “determined” means a determination made in the absolute discretion of the person making the determination.

13.2	Tax gross-up

(a)	Each Obligor shall make all payments to be made by it without any Tax Deduction, unless a Tax Deduction is required by law.

(b)	The Company shall promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Agent accordingly. Similarly, a Lender shall notify the Agent on becoming so aware in respect of a payment payable to that Lender. If the Agent receives such notification from a Lender it shall notify the Company and that Obligor.

(c)	If a Tax Deduction is required by law to be made by an Obligor, the amount of the payment due from that Obligor shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

(d)	A payment shall not be increased under paragraph (c) above by reason of a Tax Deduction on account of Tax imposed by the United Kingdom, if on the date on which the payment falls due:

(i)	the payment could have been made to the relevant Lender without a Tax Deduction if the Lender had been a UK Qualifying Lender, but on that date that Lender is not or has ceased to be a UK Qualifying Lender other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration, or application of) any law or UK Treaty or any published practice or published concession of any relevant taxing authority; or

(ii)	the relevant Lender is a UK Qualifying Lender solely by virtue of paragraph (ii) of the definition of “UK Domestic Lender” and:

(A)	an officer of H.M. Revenue & Customs has given (and not revoked) a direction (a “Direction”) under section 931 of the ITA which relates to the payment and that Lender has received from the Obligor making the payment or from the Company a certified copy of that Direction; and

(B)	the payment could have been made to the Lender without any Tax Deduction if that Direction had not been made; or

(iii)	the relevant Lender is a UK Qualifying Lender solely by virtue of paragraph (ii) of the definition of “UK Domestic Lender”; and

(A)	the relevant Lender has not given a UK Tax Confirmation to the Company; and

(B)	the payment could have been made to the Lender without any Tax Deduction if the Lender had given a UK Tax Confirmation to the Company, on the basis that the UK Tax Confirmation would have enabled the Company to have formed a reasonable belief that the payment was an “excepted payment” for the purpose of section 930 of the ITA; or

(iv)	the relevant Lender is a UK Treaty Lender and the Obligor making the payment is able to demonstrate that the payment could have been made to the Lender without the Tax Deduction had that Lender complied with its obligations under paragraph (i) or (j) (as applicable) below.

(e)	A payment shall not be increased under paragraph (c) above by reason of a Tax Deduction on account of Tax imposed by Luxembourg if such Tax deduction is required in accordance with the provisions of the Luxembourg law dated 23 December 2005, as amended, introducing a withholding tax on certain income deriving from savings.

(f)	A payment shall not be increased under paragraph (c) above by reason of a Tax Deduction on account of Tax imposed by The Netherlands, if on the date on which the payment falls due:

(i)	the payment could have been made to the relevant Lender without a Tax Deduction if the Lender had been a Dutch Qualifying Lender, but on that date that Lender is not or has ceased to be a Dutch Qualifying Lender other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration, or application of) any law or Dutch Treaty or any published practice or published concession of any relevant taxing authority; or

(ii)	the relevant Lender is a Dutch Treaty Lender and the Obligor making the payment is able to demonstrate that the payment could have been made to the Lender without the Tax Deduction had that Lender complied with its obligations under paragraph (i)(i) below.

(g)	If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.

(h)	Within thirty days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor making that Tax Deduction shall deliver to the Agent for the Finance Party entitled to the payment a statement under section 975 of the ITA or similar evidence from the relevant government authority or other evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.

    (i)

(i)	Subject to paragraph (ii) below, a Treaty Lender and each Obligor which makes a payment to which that Treaty Lender is entitled shall co-operate in completing any procedural formalities necessary for that Obligor to obtain authorisation to make that payment without a Tax Deduction.

(ii)

(A)	A UK Treaty Lender which is an Original Lender and that holds a passport under the HMRC DT Treaty Passport scheme,

and which wishes that scheme to apply to this Agreement, shall confirm its scheme reference number and its jurisdiction of tax residence opposite its name in Part II of Schedule 1 (The Original Parties); and

(B)	a UK Treaty Lender which is not an Original Lender and that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement, shall confirm its scheme reference number and its jurisdiction of tax residence in the documentation which it executes on becoming a Party as a Lender, and, having done so, that Lender shall be under no obligation pursuant to paragraph (i) above in relation to a UK Borrower.

(j)	If a Lender has confirmed its scheme reference number and its jurisdiction of tax residence in accordance with paragraph (i)(ii) above and:

(i)	a UK Borrower making a payment to that Lender has not made a Borrower DTTP Filing in respect of that Lender; or

(ii)	a UK Borrower making a payment to that Lender has made a Borrower DTTP Filing in respect of that Lender but:

(A)	that Borrower DTTP Filing has been rejected by H.M. Revenue & Customs; or

(B)	H.M. Revenue & Customs has not given the UK Borrower authority to make payments to that Lender without a Tax Deduction within 60 days of the date of the Borrower DTTP Filing; or

(C)	H.M Revenue & Customs has given the UK Borrower authority to make payments to that Lender without a Tax Deduction but such authority has subsequently been revoked or expired,

and, in each case, the UK Borrower has notified that Lender in writing, that Lender and the UK Borrower shall co-operate in completing any additional procedural formalities necessary for that UK Borrower to obtain authorisation to make that payment without a Tax Deduction.

(k)	If a Lender has not confirmed its scheme reference number and jurisdiction of tax residence in accordance with paragraph (i)(ii) above, no Obligor shall make a Borrower DTTP Filing or file any other form relating to the HMRC DT Treaty Passport scheme in respect of that Lender’s Commitment(s) or its participation in any Loan unless the Lender otherwise agrees.

(l)	A UK Borrower shall, promptly on making a Borrower DTTP Filing, deliver a copy of that Borrower DTTP Filing to the Agent for delivery to the relevant Lender.

(m)	A UK Non-Bank Lender shall promptly notify the Company and the Agent if there is any change in the position from that set out in the UK Tax Confirmation.

13.3	Tax indemnity

(a)	The Company shall (within three Business Days of demand by the Agent) pay to a Protected Party an amount equal to the loss, liability or cost which that Protected Party determines will be or has been (directly or indirectly) suffered for or on account of Tax by that Protected Party in respect of a Finance Document.

(b)	Paragraph (a) above shall not apply:

(i)	with respect to any Tax assessed on a Finance Party:

(A)	under the law of the jurisdiction in which that Finance Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Finance Party is treated as resident for tax purposes; or

(B)	under the law of the jurisdiction in which that Finance Party’s Facility Office is located in respect of amounts received or receivable in that jurisdiction,

if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Finance Party; or

(ii)	to the extent a loss, liability or cost:

(A)	is compensated for by an increased payment under Clause 13.2 (Tax gross-up);

(B)	would have been compensated for by an increased payment under Clause 13.2 (Tax gross-up) but was not so compensated solely because one of the exclusions in paragraph (d) of Clause 13.2 (Tax gross-up) applied; or

(C)	relates to a FATCA Deduction required to be made by a Party.

(c)	A Protected Party making, or intending to make a claim under paragraph (a) above shall promptly notify the Agent of the event which will give, or has given, rise to the claim, following which the Agent shall notify the Company.

(d)	A Protected Party shall, on receiving a payment from an Obligor under this Clause 13.3, notify the Agent.

13.4	Tax Credit

If an Obligor makes a Tax Payment and the relevant Finance Party determines that:

(a)	a Tax Credit is attributable to an increased payment of which that Tax Payment forms part, to that Tax Payment or to a Tax Deduction in consequence of which that Tax Payment was required; and

(b)	that Finance Party has obtained and utilised that Tax Credit,

the Finance Party shall pay an amount to the Obligor which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the Obligor.

13.5	Lender status confirmation

(a)	Each Lender which becomes a Party to this Agreement after the Effective Date shall indicate, in the Transfer Certificate, Assignment Agreement, Increase Confirmation or Accordion Increase Confirmation which it executes on becoming a Party, and for the benefit of the Agent and without liability to any Obligor, which of the following categories it falls in:

(i)	not a UK Qualifying Lender;

(ii)	a UK Qualifying Lender (other than a UK Treaty Lender); or

(iii)	a UK Treaty Lender.

(b)	Each Lender which becomes a Party to this Agreement after the Effective Date shall indicate, in the Transfer Certificate, Assignment Agreement, Increase Confirmation or Accordion Increase Confirmation which it executes on becoming a Party, and for the benefit of the Agent and without liability to any Obligor, which of the following categories it falls in:

(i)	not a Dutch Qualifying Lender;

(ii)	a Dutch Qualifying Lender (other than a Dutch Treaty Lender); or

(iii)	a Dutch Treaty Lender.

(c)	If a New Lender, Increase Lender or Accordion Increase Lender fails to indicate its status in accordance with this Clause 13.5 then such New Lender, Increase Lender or Accordion Increase Lender shall be treated for the purposes of this Agreement (including by each Obligor) as if it is not a UK Qualifying Lender until such time as it notifies the Agent which category applies (and the Agent, upon receipt of such notification, shall inform the Company). For the avoidance of doubt, a Transfer Certificate, Assignment Agreement, Increase Confirmation or Accordion Increase Confirmation shall not be invalidated by any failure of a Lender to comply with this Clause 13.5.

13.6	Stamp taxes

The Company shall pay and, within three Business Days of demand, indemnify each Finance Party against any cost, loss or liability that Finance Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Finance Document provided that this Clause 13.6 shall not apply in respect of any

Luxembourg registrations duties (droits d’enregistrement) due to a registration, submission or filing by a Finance Party of any Finance Document where such registration, submission or filing is or was not required to maintain or preserve the rights of a Finance Party under the Finance Documents.

13.7	VAT

(a)	All amounts expressed to be payable under a Finance Document by any Party to a Finance Party which (in whole or in part) constitute the consideration for any supply for VAT purposes are deemed to be exclusive of any VAT which is chargeable on that supply, and accordingly, subject to paragraph (b) below, if VAT is or becomes chargeable on any supply made by any Finance Party to any Party under a Finance Document and such Finance Party is required to account to the relevant tax authority for the VAT, that Party must pay to such Finance Party (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of the VAT (and such Finance Party must promptly provide an appropriate VAT invoice to that Party).

(b)	If VAT is or becomes chargeable on any supply made by any Finance Party (the “Supplier”) to any other Finance Party (the “Recipient”) under a Finance Document, and any Party other than the Recipient (the “Relevant Party”) is required by the terms of any Finance Document to pay an amount equal to the consideration for that supply to the Supplier (rather than being required to reimburse or indemnify the Recipient in respect of that consideration):

(i)	(where the Supplier is the person required to account to the relevant tax authority for the VAT) the Relevant Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The Recipient must (where this paragraph (i) applies) promptly pay to the Relevant Party an amount equal to any credit or repayment the Recipient receives from the relevant tax authority which the Recipient reasonably determines relates to the VAT chargeable on that supply; and

(ii)	(where the Recipient is the person required to account to the relevant tax authority for the VAT) the Relevant Party must promptly, following demand from the Recipient, pay to the Recipient an amount equal to the VAT chargeable on that supply but only to the extent that the Recipient reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that VAT.

(c)	Where a Finance Document requires any Party to reimburse or indemnify a Finance Party for any cost or expense, that Party shall reimburse or indemnify (as the case may be) such Finance Party for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such Finance Party reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority.

(d)	Any reference in this Clause 13.7 to any Party shall, at any time when such Party is treated as a member of a group for or unity (or fiscal unity) for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the person who is treated at that time as making the supply, or (as appropriate) receiving the supply, under the grouping rules (provided for in Article 11 of Council Directive 2006/112/EC (or as implemented by the relevant member state of the European Union) or any other similar provision in any jurisdiction which is not a member state of the European Union) so that a reference to a party shall be construed as a reference to that party or the relevant group or unity (or fiscal unity) of which that party is a member for VAT purposes at the relevant time or the relevant representative member (or head) of that group or unity (or fiscal unity) at the relevant time (as the case may be).

(e)	In relation to any supply made by a Finance Party to any Party under a Finance Document, if reasonably requested by such Finance Party, that Party must promptly provide such Finance Party with details of that Party’s VAT registration and such other information as is reasonably requested in connection with such Finance Party’s VAT reporting requirements in relation to such supply.

13.8	FATCA information

(a)	Subject to paragraph (c) below, each Party shall, within ten Business Days of a reasonable request by another Party:

(i)	confirm to that other Party whether it is:

(A)	a FATCA Exempt Party; or

(B)	not a FATCA Exempt Party;

(ii)	supply to that other Party such forms, documentation and other information relating to its status under FATCA as that other Party reasonably requests for the purposes of that other Party’s compliance with FATCA; and

(iii)	supply to that other Party such forms, documentation and other information relating to its status as that other Party reasonably requests for the purposes of that other Party’s compliance with any other law, regulation, or exchange of information regime.

(b)	If a Party confirms to another Party pursuant to paragraph (a)(i) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party reasonably promptly.

(c)	Paragraph (a) above shall not oblige any Finance Party to do anything, and paragraph (a)(iii) above shall not oblige any other Party to do anything, which would or might in its reasonable opinion constitute a breach of:

(i)	any law or regulation;

(ii)	any fiduciary duty; or

(iii)	any duty of confidentiality.

(d)	If a Party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with paragraph (a)(i) or (ii) above (including, for the avoidance of doubt, where paragraph (c) above applies), then such Party shall be treated for the purposes of the Finance Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the Party in question provides the requested confirmation, forms, documentation or other information.

13.9	FATCA Deduction

(a)	Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction.

(b)	Each Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction), notify the Party to whom it is making the payment and, in addition, shall notify the Company and the Agent and the Agent shall notify the other Finance Parties.

14.	INCREASED COSTS

14.1	Increased costs

(a)	Subject to Clause 14.3 (Exceptions) the Company shall, within three Business Days of a demand by the Agent, pay for the account of a Finance Party the amount of any Increased Costs incurred by that Finance Party or any of its Affiliates as a result of:

(i)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation after the date of this Agreement;

(ii)	compliance with any law or regulation made after the date of this Agreement; or

(iii)	the implementation or application of, or compliance with, Basel III or CRD IV or any law or regulation that implements or applies Basel III or CRD IV after the Signing Date (ARA).

(b)	In this Agreement:

(i)	“Increased Costs” means:

(A)	a reduction in the rate of return from a Facility or on a Finance Party’s (or its Affiliate’s) overall capital;

(B)	an additional or increased cost; or

(C)	a reduction of any amount due and payable under any Finance Document,

which is incurred or suffered by a Finance Party or any of its Affiliates to the extent that it is attributable to that Finance Party having entered into its Commitment(s) or funding or performing its obligations under any Finance Document;

(ii)	“Basel III” means:

(A)	the agreements on capital requirements, a leverage ratio and liquidity standards contained in “Basel III: A global regulatory framework for more resilient banks and banking systems”, “Basel III: International framework for liquidity risk measurement, standards and monitoring” and “Guidance for national authorities operating the countercyclical capital buffer” published by the Basel Committee on Banking Supervision in December 2010, each as amended, supplemented or restated;

(B)	the rules for global systemically important banks contained in “Global systemically important banks: assessment methodology and the additional loss absorbency requirement – Rules text” published by the Basel Committee on Banking Supervision in November 2011, as amended, supplemented or restated; and

(C)	any further guidance or standards published by the Basel Committee on Banking Supervision relating to “Basel III”; and

(iii)	“CRD IV” means:

(A)	Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms; and

(B)	Directive 2013/36/EU of the European Parliament and of the Council of 26 June 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms, amending Directive 2002/87/EC and repealing Directives 2006/48/EC and 2006/49/EC.

14.2	Increased cost claims

(a)	A Finance Party intending to make a claim pursuant to Clause 14.1 (Increased costs) shall notify the Agent of the event giving rise to the claim, following which the Agent shall promptly notify the Company.

(b)	A Finance Party intending to make a claim pursuant to paragraph (a)(iii) of Clause 14.1 (Increased costs) may only do so (i) to the extent that the Finance Party is making such claims from similar borrowers in relation to similar facilities (and it confirms the same to the Company) and (ii) to the extent such Increased Costs were not reasonably capable of being calculated by such Finance Party or its Affiliate (as applicable) as at the Signing Date (ARA).

(c)	Each Finance Party shall, together with its demand, provide a certificate confirming the amount and basis of calculation (in reasonable detail, provided that it shall not be required to disclose confidential or proprietary information or disclose information in breach of a legal or regulatory restriction applicable to it) of its Increased Costs.

14.3	Exceptions

(a)	Clause 14.1 (Increased costs) does not apply to the extent any Increased Cost is:

(i)	attributable to a Tax Deduction required by law to be made by an Obligor;

(ii)	attributable to a FATCA Deduction required to be made by a Party;

(iii)	compensated for by Clause 13.3 (Tax indemnity) (or would have been compensated for under Clause 13.3 (Tax indemnity) but was not so compensated solely because any of the exclusions in paragraph (b) of Clause 13.3 (Tax indemnity) applied);

(iv)	attributable to the wilful breach by the relevant Finance Party or its Affiliates of any law or regulation; or

(v)	attributable to the implementation or application of or compliance with the “International Convergence of Capital Measurement and Capital Standards, a Revised Framework” published by the Basel Committee on Banking Supervision in June 2004 in the form existing on the date of this Agreement (but excluding any amendment arising out of Basel III) (Basel II) or any other law or regulation which implements Basel II (whether such implementation, application or compliance is by a government, regulator, Finance Party or any of its Affiliates).

(b)	In this Clause 14.3, a reference to a “Tax Deduction” has the same meaning given to that term in Clause 13.1 (Definitions).

15.	OTHER INDEMNITIES

15.1	Currency indemnity

(a)	If any sum due from an Obligor under the Finance Documents (a “Sum”), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the “First Currency”) in which that Sum is payable into another currency (the “Second Currency”) for the purpose of:

(i)	making or filing a claim or proof against that Obligor;

(ii)	obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

that Obligor shall as an independent obligation, within three Business Days of demand, indemnify each Finance Party to whom that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

(b)	Each Obligor waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable.

15.2	Other indemnities

The Company shall (or shall procure that an Obligor will), within three Business Days of demand, indemnify each Finance Party against any cost, loss or liability incurred by that Finance Party as a result of:

(a)	the occurrence of any Event of Default;

(b)	a failure by an Obligor to pay any amount due under a Finance Document on its due date, including without limitation, any cost, loss or liability arising as a result of Clause 28 (Sharing among the Finance Parties);

(c)	funding, or making arrangements to fund, its participation in a Loan requested by a Borrower in a Utilisation Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Finance Party alone); or

(d)	a Loan (or part of a Loan) not being prepaid in accordance with a notice of prepayment given by a Borrower or the Company.

15.3	Indemnity to the Agent

(a)	The Company shall promptly indemnify the Agent against any cost, loss or liability incurred by the Agent (acting reasonably) as a result of:

(i)	investigating any event which it reasonably believes is a Default;

(ii)	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised; or

(iii)	instructing lawyers, accountants, tax advisers, surveyors or other professional advisers or experts as permitted under this Agreement.

(b)	This indemnity given by the Company under or in connection with this Agreement is a continuing obligation, independent of the Company’s other obligations under or in connection with this Agreement or any other document and survives after this Agreement is terminated. It is not necessary for a person to pay any amount or incur any expense before enforcing an indemnity under or in connection with this Agreement or any other document.

16.	MITIGATION BY THE LENDERS

16.1	Mitigation

(a)	Each Finance Party shall, in consultation with the Company, take all reasonable steps to mitigate any circumstances which arise and which would result in any Facility ceasing to be available or any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Clause 8.1 (Illegality), Clause 13 (Tax gross-up and indemnities) or Clause 14 (Increased costs) including (but not limited to) transferring its rights and obligations under the Finance Documents to another Affiliate or Facility Office.

(b)	Paragraph (a) above does not in any way limit the obligations of any Obligor under the Finance Documents.

16.2	Limitation of liability

(a)	The Company shall promptly indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under Clause 16.1 (Mitigation).

(b)	A Finance Party is not obliged to take any steps under Clause 16.1 (Mitigation) if, in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it.

17.	COSTS AND EXPENSES

17.1	Transaction expenses

The Company shall promptly on demand pay the Agent and the Arranger the amount of all reasonable and documented third party costs and expenses (including legal fees up to pre-agreed caps (if any)) reasonably incurred by any of them in connection with the negotiation, preparation, printing and execution of:

(a)	this Agreement and any other documents referred to in this Agreement; and

(b)	any other Finance Documents executed after the date of this Agreement.

17.2	Amendment costs

If (a) an Obligor requests an amendment, waiver or consent; or (b) an amendment is required pursuant to Clause 29.10 (Change of currency), the Company shall, within three Business Days of demand, reimburse the Agent for the amount of all reasonable and documented third party costs and expenses (including legal fees up to pre-agreed caps (if any)) reasonably incurred by the Agent in responding to, evaluating, negotiating or complying with that request or requirement.

17.3	Enforcement costs

The Company shall, within three Business Days of demand, pay to each Finance Party the amount of all costs and expenses (including legal fees) incurred by that Finance

Party in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

SECTION 7

GUARANTEE

18.	GUARANTEE AND INDEMNITY

18.1	Guarantee and indemnity

Each Guarantor irrevocably and unconditionally jointly and severally:

(a)	guarantees to each Finance Party punctual performance by each other Obligor of all that Obligor’s obligations under the Finance Documents;

(b)	undertakes with each Finance Party that whenever an Obligor does not pay any amount when due under or in connection with any Finance Document, that Guarantor shall immediately on demand pay that amount as if it was the principal obligor; and

(c)	agrees with each Finance Party that if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal it will, as an independent and primary obligation, indemnify that Finance Party immediately on demand against any cost, loss or liability it incurs as a result of an Obligor not paying any amount which would, but for such unenforceability, invalidity or illegality, have been payable by it under any Finance Document on the date when it would have been due. The amount payable by a Guarantor under this indemnity will not exceed the amount it would have had to pay under this Clause 18 if the amount claimed had been recoverable on the basis of a guarantee.

18.2	Continuing guarantee

This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by any Obligor under the Finance Documents, regardless of any intermediate payment or discharge in whole or in part.

18.3	Reinstatement

If any discharge, release or arrangement (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) is made by a Finance Party in whole or in part on the basis of any payment, security or other disposition which is avoided or must be restored in insolvency, liquidation, administration, examinership or otherwise, without limitation, then the liability of each Guarantor under this Clause 18 will continue or be reinstated as if the discharge, release or arrangement had not occurred.

18.4	Waiver of defences

The obligations of each Guarantor under this Clause 18 will not be affected by an act, omission, matter or thing which, but for this Clause, would reduce, release or prejudice any of its obligations under this Clause 18 (without limitation and whether or not known to it or any Finance Party) including:

(a)	any time, waiver or consent granted to, or composition with, any Obligor or other person;

(b)	the release of any other Obligor or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;

(c)	the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Obligor or other person or any non-presentation or non- observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor or any other person;

(e)	any amendment, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of any Finance Document or any other document or security including without limitation any change in the purpose of, any extension of or any increase in any facility or the addition of any new facility under any Finance Document or other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security; or

(g)	any insolvency or similar proceedings.

Each Spanish Obligor expressly declares that this Clause 18 constitutes a first demand guarantee (garantía abstracta a primera demanda) and hence the principles of exclusion, priority and division (beneficios de excusión, orden y división) under Article 1830 et. seq. of the Spanish Civil Code are not applicable.

18.5	Immediate recourse

Each Guarantor waives any right it may have of first requiring any Finance Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from that Guarantor under this Clause 18. This waiver applies irrespective of any law or any provision of a Finance Document to the contrary.

18.6	Appropriations

Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full, each Finance Party (or any trustee or agent on its behalf) may:

(a)	refrain from applying or enforcing any other moneys, security or rights held or received by that Finance Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no Guarantor shall be entitled to the benefit of the same; and

(b)	hold in an interest-bearing suspense account any moneys received from any Guarantor or on account of any Guarantor’s liability under this Clause 18.

18.7	Deferral of Guarantors’ rights

Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full and unless the Agent otherwise directs, no Guarantor will exercise any rights which it may have by reason of performance by it of its obligations under the Finance Documents or by reason of any amount being payable, or liability arising, under this Clause 18:

(a)	to be indemnified by an Obligor;

(b)	to claim any contribution from any other guarantor of any Obligor’s obligations under the Finance Documents;

(c)	to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under the Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents by any Finance Party;

(d)	to bring legal or other proceedings for an order requiring any Obligor to make any payment, or perform any obligation, in respect of which any Guarantor has given a guarantee, undertaking or indemnity under Clause 18.1 (Guarantee and indemnity);

(e)	to exercise any right of set-off against any Obligor; and/or

(f)	to claim or prove as a creditor of any Obligor in competition with any Finance Party.

If a Guarantor receives any benefit, payment or distribution in relation to such rights it shall hold that benefit, payment or distribution to the extent necessary to enable all amounts which may be or become payable to the Finance Parties by the Obligors under or in connection with the Finance Documents to be repaid in full on trust for the Finance Parties and shall promptly pay or transfer the same to the Agent or as the Agent may direct for application in accordance with Clause 29 (Payment mechanics).

18.8	Release of Guarantors’ right of contribution

If any Guarantor (a “Retiring Guarantor”) ceases to be a Guarantor in accordance with the terms of the Finance Documents for the purpose of any sale or other disposal of that Retiring Guarantor then on the date such Retiring Guarantor ceases to be a Guarantor:

(a)	that Retiring Guarantor is released by each other Guarantor from any liability (whether past, present or future and whether actual or contingent) to make a contribution to any other Guarantor arising by reason of the performance by any other Guarantor of its obligations under the Finance Documents; and

(b)	each other Guarantor waives any rights it may have by reason of the performance of its obligations under the Finance Documents to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under any Finance Document or of any other security taken pursuant to, or in connection with, any Finance Document where such rights or security are granted by or in relation to the assets of the Retiring Guarantor.

18.9	Additional security

This guarantee is in addition to and is not in any way prejudiced by any other guarantee or security now or subsequently held by any Finance Party.

18.10	Luxembourg Limitation

(a)	The guarantee granted by any Guarantor which is incorporated and established in the Grand-Duchy of Luxembourg (a “Luxembourg Guarantor”) under this Clause 19 (Guarantee and Indemnity) shall be limited at any time to an aggregate amount not exceeding the higher of:

(i)	99% of such Luxembourg Guarantor’s capitaux propres (as referred to in article 34 of the Luxembourg law dated 19 December 2002 on the commercial register and annual accounts, as amended (the “2002 Law”), and as implemented by the Grand-Ducal regulation dated 18 December 2015 setting out the form and the content of the presentation of the balance sheet and profit and loss account (the “Regulation”)) determined as at the date on which a demand is made under the guarantee, increased by the amount of any Intra-Group Liabilities, and

(ii)	99% of such Luxembourg Guarantor’s capitaux propres (as referred to in article 34 of the 2002 Law) determined as at the date of this Agreement, increased by the amount of any Intra-Group Liabilities.

(b)	The amount of the capitaux propres under this Clause shall be determined by the Agent acting in its sole commercially reasonable discretion and shall be adjusted (by derogation to the rules contained in the 2002 Law and the Regulation) to take into account the fair value rather than book value of the assets of the Luxembourg Guarantor.

(c)	For the purpose of this Clause, “Intra-Group Liabilities” shall mean any amounts owed by the Luxembourg Guarantor to any other member of the Group and that have not been financed (directly or indirectly) by a borrowing under the Finance Documents.

(d)	The above limitation shall not apply:

(iii)	in respect of any amounts due under the Finance Documents by an Obligor which is a direct or indirect subsidiary of that Luxembourg Guarantor;

(iv)	in respect of any amounts due under the Finance Documents by an Obligor which is not a direct or indirect subsidiary of that Luxembourg Guarantor and which have been on-lent to or made available by whatever means, directly or indirectly, to that Luxembourg Guarantor or any of its direct or indirect subsidiaries.

(e)	The obligations of a Luxembourg Guarantor under this Clause 18 (Guarantee and Indemnity) shall exclude any obligations that, if included, would constitute a breach of any applicable prohibitions on the provision of financial assistance or that would constitute a misuse of corporate assets.

18.11	Danish Obligors

Notwithstanding anything to the contrary in this Agreement or any other Finance Document, the obligations of each Guarantor with an Original Jurisdiction of Denmark (a “Danish Obligor”) under this Agreement or any other Finance Document to which it is a party:

(a)	shall be limited if and to the extent required to comply with Danish statutory provisions including, without limitation, (i) Section 206(1) (as modified by Section 206(2)) of Consolidated Act No. 763 of 23 July 2019 on public and private limited liability companies as amended and supplemented from time to time (the “Danish Companies Act”) and (ii) Section 210(1) (as modified by Section 210(2) and Sections 211 and 212 of the Danish Companies Act), and, accordingly, shall not include, and shall not be or be construed as, any indemnity, guarantee or security in respect of:

(i)	any obligations incurred or undertaken in relation to the financing of an acquisition of shares issued or to become issued by such Danish Obligor or by a direct or indirect parent company of such Danish Obligor (“Acquisition Debt”); nor

(ii)	any obligations other than Acquisition Debt of a direct or indirect Non Qualifying Shareholder; and

(b)	shall further be limited to the amount equivalent to the higher of the Equity:

(i)	at the date of this Agreement (or, if such Danish Obligor is not an Original Guarantor, on the date upon which it accedes to this Agreement as an Additional Guarantor); and

(ii)	at the time or times that payment is requested from it,

save that these limitations shall not apply to any obligations and liabilities of a Danish Obligor in respect of amounts relating to the Facilities and placed at the disposal of the Danish Obligor by a Borrower by way of a loan or otherwise (other than as share capital).

For the purposes of this Clause 18.11:

“Equity” means the equity (in Danish: egenkapital) of the Danish Obligor (or, as the case may be, its Danish subsidiary) calculated in accordance with applicable generally accepted Danish accounting principles consistently applied, however, adjusted (upwards) to market value if and to the extent book value of an asset differs from the market value at such time.

“Non Qualifying Shareholder” means any shareholder other than a parent company which is incorporated under the laws of any country covered by Executive Order No. 85 of 30 January 2020 on loans etc to foreign parent companies, as amended and supplemented from time to time.

18.12	Irish Obligors

This guarantee does not apply to any liability of any Irish Obligor to the extent that it would result in this guarantee constituting unlawful financial assistance within the meaning of Section 82 of the Irish Companies Act.

18.13	Dutch Obligors

Notwithstanding any contrary indication in this Agreement, in relation to each Obligor with an Original Jurisdiction in the Netherlands and any of its subsidiaries and in relation to Obligors that are subsidiaries of a Dutch company in which shares have been or will be acquired, the guarantee, indemnity and other obligations of such entity shall be limited to the extent required to comply with restrictions on financial assistance in Section 2:98c of the Dutch Civil Code (Burgerlijk Wetboek) or any other applicable law (the “Prohibition”) and the provisions of this Agreement and the other Finance Documents shall be construed accordingly. For the avoidance of doubt, it is expressly acknowledged that the relevant Dutch Obligors will continue to guarantee all such obligations which, if included, do not constitute a violation of the Prohibition. For the purpose of this Clause 18.13, “subsidiaries” shall have the meaning as provided in Section 2:24a of the Dutch Civil Code (Burgerlijk Wetboek).

18.14	Germany Guarantors

(a)	To the extent that the guarantee and indemnity to be granted by a Guarantor pursuant to this Clause 18 (Guarantee and Indemnity) and under any other Finance Document (the “Guarantee”) is granted by a German Guarantor incorporated in Germany as a limited liability company (GmbH) and the Guarantee of the German Guarantor guarantees amounts which are owed by direct or indirect shareholders of the German Guarantor or Subsidiaries of such shareholders (with the exception of Subsidiaries which are also Subsidiaries of the German Guarantor), the Guarantee of the German Guarantor shall be subject to certain limitations as set out in the following paragraphs.

(b)	Subject to paragraphs (d) and (e) below, a Finance Party shall not be entitled to enforce the Guarantee to the extent that such enforcement has the effect of:

(i)	reducing the German Guarantor’s net assets (Nettovermögen) (the “Net Assets”) to an amount less than its stated share capital (Stammkapital), or

(ii)	(if its Net Assets are already lower than its stated share capital) causing such amount to be further reduced,

and thereby affects the German Guarantor’s assets which are required for the obligatory preservation of its stated share capital according to §§ 30, 31 of the

German Act on Companies with Limited Liabilities (Gesetz betreffend die Gesellschaften mit beschränkter Haftung, “GmbH-Act”) (the “Limitation on Enforcement” or “Limitation Event”).

(c)	The value of the Net Assets shall be determined in accordance with generally accepted accounting principles consistently applied by the German Guarantor in preparing its unconsolidated balance sheets (Jahresabschluss according to § 42 GmbH-Act, §§ 242, 264 of the German Commercial Code (Handelsgesetzbuch – HGB)) in the previous years, save that:

(i)	the amount of any increase of the stated share capital (Stammkapital) of the German Guarantor registered after the date on which that German Guarantor became a Party without the prior written consent of the Agent (acting on the instructions of the Majority Lenders) which is made out of retained earnings (Kapitalerhöhung aus Gesellschaftsmitteln) as well as the amount of the registered share capital (Stammkapital) of the German Guarantor which is not paid-up (eingezahlt) shall be deducted from the stated share capital registered at that time;

(ii)	funds provided to the German Guarantor by a member of the Group shall be disregarded if such loans are subordinated (including obligations that would in an insolvency be subordinated pursuant to section 39 para. 1 no 5 or section 39 para 2 of the German Insolvency Code (Insolvenzordnung)); or

(iii)	loans provided to, or any other contractual liability incurred by, the German Guarantor shall be disregarded if they have been granted or incurred in violation of provisions of any Finance Document.

(d)	The Limitation on Enforcement shall only apply if and to the extent the German Guarantor delivers (within 30 calendar days (or such longer period as has been agreed between the German Guarantor and the respective Finance Party) from the date following that Finance Party’s demand under the Guarantee) to the relevant Finance Party an up-to-date balance sheet drawn up by a firm of auditors of international standing and reputation, together with a determination of the amount of the German Guarantor’s Net Assets, and a confirmation if, and to what extent, the German Guarantor is able to pay (the “Auditor’s Determination”). The amounts determined in the Auditor’s Determination shall be binding for all Parties (except for manifest errors).

(e)	If the enforcement of the Guarantee leads to the occurrence of a Limitation Event, then the German Guarantor shall realise its assets that are shown in its balance sheet with a book value (Buchwert) which is significantly lower than their market value to the extent that such assets are not necessary for the relevant German Guarantor’s business (nicht betriebsnotwendig) and to the extent that such realisation is necessary to satisfy the amount owed under the Guarantee.

(f)	The Limitation on Enforcement does not affect the right of a Finance Party to claim again any outstanding amount at a later point in time if and to the extent that this Clause 18.14 would allow this at that later point. If a Finance Party ascertains that the financial condition of the German Guarantor as set out in the Auditors’ Determination has improved, that Finance Party may, at the German Guarantor`s cost and expense, arrange for the preparation of an updated balance sheet of the German Guarantor by applying the same principles that were used for the preparation of the Auditors’ Determination in order for such auditors to determine if and to what extent the German Guarantor’s Net Assets are not any longer reduced below zero (Begründung einer Unterbilanz) or no longer further reduced if already below zero (Vertiefung einer Unterbilanz) as a result of the improvement of the financial condition of the German Guarantor.

(g)	The Limitation on Enforcement shall not apply if and to the extent that:

(i)	the German Guarantor has not complied with its obligations under paragraph above (d) within the time periods specified therein;

(ii)	the German Guarantor guarantees amounts which correspond to funds that have been borrowed under any Finance Document and have been on-lent to, or otherwise been passed on to, the German Guarantor or any of its Subsidiaries, if and to the extent that any such amount is still outstanding at the time the demand under the Guarantee is made against such German Guarantor;

(iii)	the German Guarantor (as dominated entity and/or transferor) is subject to a profit and loss pooling agreement (Beherrschungs und/oder Gewinnabführungsvertrag) on the date of the enforcement of the Guarantee, or on the date of the first demand under the Guarantee, if the termination of such domination and/or profit and loss pooling agreement has been caused following the enforcement request, except where the existence of such domination and/or profit and loss agreement does not prevent the assertion or enforcement of the Guarantee from causing a Limitation Event in violation of §§ 30, 31 GmbH-Act; and

(iv)	if and to the extent the German Guarantor holds on the date of the enforcement of the Guarantee a fully valuable and recoverable indemnity or claim for refund (vollwertiger Gegenleistungs-oder Rückgewähranspruch) against any of its direct or indirect shareholders or Subsidiaries of such shareholders (other than Subsidiaries of the German Guarantor) with respect to the relevant payments under the Guarantee.

(h)	This Clause 18.14 shall not affect the enforceability (other than as specifically set out herein), legality or validity of the Guarantee and a Finance Party is entitled to claim in court that making payments under the Guarantee by the relevant German Guarantor does not fall within the scope of §§ 30,31 of the GmbH-Act. The Finance Parties’ rights to any remedies they may have against the relevant German Guarantor shall not be limited if it is finally ascertained in court that §§ 30,31 GmbH-Act did not apply or that a personal liability of the managing directors of the German Guarantor will not occur. The agreement of the Finance Parties to abstain from demanding any or part of the payment under the Guarantee in accordance with the provisions of this Clause 18 (Guarantee and Indemnity) shall not constitute a waiver (Verzicht) of any right granted under any Finance Document to the Finance Parties.

(i)	Should new legislation or jurisprudence of a higher regional court (Oberlandesgericht) (and no other German higher regional court is in conflict with such decision) or the Federal Court of Justice (Bundesgerichtshof) come into force after the date hereof and should such law or court ruling state that the relevant time for the determination, if and to what extent a liability of the managing directors (Geschäftsführer) of the German Guarantor pursuant to §§43, 31 para. 6 GmbH-Act (or any other provision imposing a similar personal liability) is caused, is the time of the granting of the Guarantee, the Finance Parties shall upon the German Guarantor’s managing directors’ request enter into negotiations on possible amendments to this Clause 18.14 to the extent necessary to avoid the managing directors’ personal liability pursuant to §§43, 31 para. 6 GmbH-Act (or any other provision imposing a similar personal liability).

(j)	This Clause 18.14 shall apply mutatis mutandis if the Guarantee is granted by a German Guarantor established as a limited liability partnership (Kommanditgesellschaft) in relation to each general partner (Komplementär) incorporated as a limited liability company (GmbH).

18.15	Additional Guarantors

With respect to any Additional Guarantor incorporated in a jurisdiction not specifically referred to in this Clause 18, any guarantee provided by such Additional Guarantor shall be subject to any limitations set out in the Accession Letter applicable to such Additional Guarantor.

SECTION 8

REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT

19.	REPRESENTATIONS

Each Obligor (or, in the case of Clause 19.10 (No misleading information) and Clause 19.12 (Financial statements), the Parent only) makes the representations and warranties set out in this Clause 19 to each Finance Party on the date of this Agreement.

19.1	Status

(a)	It is a corporation, limited liability company or partnership with limited liability duly incorporated or, in the case of a partnership, established and validly existing under the law of its Original Jurisdiction.

(b)	It and each of its Subsidiaries has the power to own its assets and carry on its business as it is being conducted.

19.2	Binding obligations

Subject to the Legal Reservations, the obligations expressed to be assumed by it in each Finance Document are legal, valid, binding and enforceable obligations.

19.3	Non-conflict with other obligations

The entry into and performance by it of, and the transactions contemplated by, the Finance Documents do not and will not conflict with:

(a)	any law or regulation applicable to it;

(b)	its or any of its Material Subsidiaries’ constitutional documents; or

(c)	any agreement or instrument binding upon it or any of its Subsidiaries or any of its or any of its Subsidiaries’ assets to the extent that has or could reasonably be expected to have a Material Adverse Effect.

19.4	Power and authority

It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, the Finance Documents to which it is a party and the transactions contemplated by those Finance Documents.

19.5	Validity and admissibility in evidence

All Authorisations required:

(a)	to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Finance Documents to which it is a party; and

(b)	to make the Finance Documents to which it is a party admissible in evidence in its Original Jurisdiction,

have been obtained or effected and are in full force and effect.

19.6	Governing law and enforcement

(a)	Subject to the Legal Reservations, the choice of English law as the governing law of the Finance Documents will be recognised and enforced in its Original Jurisdiction.

(b)	Subject to the Legal Reservations, any judgment obtained in England in relation to a Finance Document will be recognised and enforced in its Original Jurisdiction.

19.7	Deduction of Tax

It is not required to make any Tax Deduction (as defined in Clause 13.1 (Definitions)) from any payment it may make under any Finance Document to a Lender which is:

(a)	in respect of any payment by a UK Borrower or by a Guarantor in respect of an amount due by a UK Borrower:

(i)	a UK Domestic Lender:

(A)	falling within paragraph (i) of the definition of UK Domestic Lender;

(B)	except where a Direction has been given under section 931 of the ITA in relation to the payment concerned, falling within paragraph (ii) of the definition of UK Domestic Lender; or

(C)	falling within paragraph (iii) of the definition of UK Domestic Lender or;

(ii)	a UK Treaty Lender and the payment is one specified in a direction given by the Commissioners of Revenue & Customs under Regulation 2 of the Double Taxation Relief (Taxes on Income) (General) Regulations 1970 (SI 1970/488); or

(b)	in respect of any payment by a Dutch Borrower or by a Guarantor in respect of an amount due by a Dutch Borrower, a Dutch Qualifying Lender.

19.8	No filing or stamp taxes

Under the law of its Original Jurisdiction it is not necessary that the Finance Documents be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration or similar tax be paid on or in relation to the Finance Documents or the transactions contemplated by the Finance Documents, save that the registration of any Finance Documents with the Administration de l’Enregistrement et des Domaines in Luxembourg may be required (i) in case of a voluntary registration or if the Finance Documents are attached (annexés) to a deed subject to mandatory, or (ii) attached (annexés) to a deed subject to mandatory registration, or (iii) lodged with a notary’s record (deposés au rang des minutes d’un notaire) in which case, depending on the nature of the document subject to registration, a small fixed duty (i.e. €12) or an ad valorem would become payable.

19.9	No default

(a)	No Event of Default is continuing or might reasonably be expected to result from the making of any Utilisation.

(b)	No other event or circumstance is outstanding which constitutes a default under any other agreement or instrument which is binding on it or any of its Subsidiaries or to which its (or any of its Subsidiaries’) assets are subject which has or could reasonably be expected to have a Material Adverse Effect.

19.10	No misleading information

The written factual information about the Group contained in:

(a)	the Prospectus; or

(b)	an RNS announcement by the Parent where such information was or could reasonably be expected to be relevant to the decision of a Lender to enter into the Amendment and Restatement Agreement,

was not untrue, incomplete or misleading in a material respect as at the date it was expressed to be given.

19.11	Intellectual Property

It and each of its Subsidiaries:

(a)	is the sole legal and beneficial owner of or has licensed to it on normal commercial terms all the Intellectual Property which is material in the context of its business and which is required by it in order to carry on its business as it is being conducted at the date of this Agreement (“Material Intellectual Property”);

(b)	does not (nor does any of its Subsidiaries), in carrying on its businesses, infringe any Intellectual Property of any third party; and

(c)	has taken all formal or procedural actions (including payment of fees) required to maintain any Material Intellectual Property owned by it,

in each case, save for where failure to comply with such requirements has not had and could not reasonably be expected to have a Material Adverse Effect.

19.12	Financial statements

(a)	Its Original Financial Statements were prepared in accordance with IFRS consistently applied.

(b)	Its Original Financial Statements fairly present its consolidated financial condition as at the end of the relevant Financial Year and operations during the relevant Financial Year.

(c)	There has been no material adverse change in the business or consolidated financial condition of the Group since the date of the Original Financial Statements.

19.13	Pari passu ranking

Its payment obligations under the Finance Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.

19.14	No proceedings

(a)	No litigation, arbitration or administrative proceedings of or before any court, arbitral body or agency which could reasonably be expected to be adversely determined, and if so adversely determined, could reasonably be expected to have a Material Adverse Effect has or have (to the best of its knowledge and belief) been started or threatened against it or any of its Subsidiaries.

(b)	No judgment or order of a court, arbitral body or agency which could reasonably be expected to have a Material Adverse Effect has (to the best of its knowledge and belief) been made against it or any of its Subsidiaries.

19.15	Sanctions

As far as it is aware (having made due and careful inquiry), neither the Parent nor any of its Subsidiaries or directors:

(a)	is a Restricted Party or is engaging in or has engaged in any transaction or conduct that will result in it becoming a Restricted Party;

(b)	is subject to any claim, proceeding, formal notice or formal investigation with respect to Sanctions;

(c)	is engaging in or has engaged in any transaction that evades or avoids, or has the purpose of evading or avoiding, or breaches any Sanctions applicable to it; or

(d)	has engaged in or is engaging in any trade or business directly with or for the benefit of a Restricted Party, to the extent that such engagement would lead to non-compliance by it or its Subsidiaries or any Party with any Sanctions.

19.16	Anti-Corruption

Each member of the Group has conducted its business in compliance with applicable anti-corruption laws and has instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

19.17	Repetition

(a)	The Repeating Representations are deemed to be made by each Obligor (by reference to the facts and circumstances then existing) on:

(i)	the date of each Utilisation Request and the first day of each Interest Period; and

(ii)	in the case of an Additional Obligor, the day on which the company becomes (or it is proposed that the company becomes) an Additional Obligor.

(b)	The representations set out in Clause 19.10 (No misleading information) and Clause 19.12 (Financial statements) are deemed to be made by Just Eat Takeaway.com N.V. (by reference to the facts and circumstances then existing) on the date on which it becomes (or it is proposed that it becomes) an Additional Obligor (and, for the avoidance of doubt, on the basis that Just Eat Takeaway.com N.V. is the “Parent” and Just Eat Takeaway.com N.V. and its Subsidiaries for the time being is the “Group”).

20.	INFORMATION UNDERTAKINGS

The undertakings in this Clause 20 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

20.1	Financial statements

The Parent shall supply to the Agent in sufficient copies for all the Lenders:

(a)	(subject to paragraph (c) below) as soon as the same become available, but in any event within 120 days after the end of each of its Financial Years:

(i)	with respect to each Financial Year ending prior to the date on which all the Takeaway Accessions occur, the Company’s audited consolidated financial statements for that Financial Year; and

(ii)	with respect to each Financial Year ending on or after the date on which all the Takeaway Accessions occur, Just Eat Takeaway.com N.V.’s audited consolidated financial statements for that Financial Year; and

(b)	as soon as the same become available, but in any event within 90 days after 30 June in each Financial Year:

(i)	with respect to each first financial half year ending prior to the date on which all the Takeaway Accessions occur, the Company’s unaudited consolidated financial statements for that financial half year; and

(ii)	with respect to each first financial half year ending on or after the date on which all the Takeaway Accessions occur, Just Eat Takeaway.com N.V.’s unaudited consolidated financial statements for that financial half year.

(c)	in the case of the Company’s Financial Year ended 31 December 2019:

(i)	as soon as they become available, but in any event within 120 days after 31 December 2019, the Company’s unaudited consolidated financial statements for that Financial Year; and

(ii)	as soon as they become available, but in any event within 180 days after 31 December 2019, the Company’s audited consolidated financial statements for that Financial Year.

20.2	Compliance Certificate

(a)	The Parent shall supply to the Agent, with each set of financial statements delivered pursuant to Clause 20.1 (Financial statements), a Compliance Certificate setting out (in reasonable detail):

(i)	computations as to compliance with Clause 21 (Financial covenants) as at the date as at which those financial statements were drawn up;

(ii)	the applicable Margin;

(iii)	confirmation of compliance with Clause 22.8 (Guarantors); and

(iv)	details of all Material Subsidiaries.

(b)	Each Compliance Certificate shall be signed by the Chief Financial Officer of Just Eat Takeaway.com N.V. or the Company (as applicable) or two directors of Just Eat Takeaway.com N.V. or the Company (as applicable).

20.3	Requirements as to financial statements

(a)	Each set of financial statements delivered by the Parent pursuant to Clause 20.1 (Financial statements) shall be certified by a director of the relevant company as fairly presenting its consolidated financial condition as at the date as at which those financial statements were drawn up.

(b)	The Parent shall procure that each set of financial statements delivered pursuant to Clause 20.1 (Financial statements) is prepared in accordance with the applicable Accounting Principles, accounting practices and financial reference periods consistent with those applied in the preparation of the relevant Original Financial Statements unless, in relation to any set of financial statements, the Parent notifies the Agent that there has been a change in those Accounting Principles, the accounting practices or reference periods, and, in the case of a change that affects the calculation of the financial covenants, Just Eat Takeaway.com N.V.’s auditors (or, if appropriate, the auditors of the Company or any relevant Obligor) deliver to the Agent:

(i)	a description of any change necessary for those financial statements to reflect the Accounting Principles, accounting practices and reference periods upon which the relevant Original Financial Statements were prepared; and

(ii)	sufficient information, in form and substance as may be reasonably required by the Agent, to enable the Lenders to determine whether Clause 21 (Financial covenants) has been complied with and make an accurate comparison between the financial position indicated in those financial statements and the relevant Original Financial Statements.

Any reference in this Agreement to those financial statements shall be construed as a reference to those financial statements as adjusted to reflect the basis upon which the relevant Original Financial Statements were prepared.

(c)	If the Parent notifies the Agent of a change in accordance with paragraph (b) above then the Parent and Lenders shall enter into negotiations in good faith for a period of 30 days with a view to agreeing:

(i)	whether or not the change might result in any material alteration in the commercial effect of any of the terms of this Agreement; and

(ii)	if so, any amendments to this Agreement which may be necessary to ensure that the change does not result in any material alteration in the commercial effect of those terms,

and if any amendments are agreed they shall take effect and be binding on each of the Parties in accordance with their terms.

20.4	Information: miscellaneous

(a)	The Parent shall supply to the Agent (in sufficient copies for all the Lenders, if the Agent so requests):

(i)	all documents required by law to be dispatched by the Parent to its shareholders (or any class of them) or its creditors generally at the same time as they are dispatched;

(ii)	promptly upon becoming aware of them, the details of any litigation, arbitration or administrative proceedings which are current, threatened or pending against any member of the Group, and which would, if adversely determined, be reasonably expected to have a Material Adverse Effect; and

(iii)	promptly, such further information regarding the financial condition, business and operations of any member of the Group as any Finance Party (through the Agent) may reasonably request, except to the extent that disclosure of the information would breach any law, regulation, stock exchange requirement or duty of confidentiality.

(b)	The Company shall, promptly upon become aware of it, notify the Agent of any published decision of the Competition and Markets Authority relating to the Combination and shall, following the CMA Approval, provide regular updates to the Agent on the process for having the Acceding Takeaway Entities become Additional Obligors.

20.5	Notification of default

(a)	Each Obligor shall notify the Agent of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence (unless that Obligor is aware that a notification has already been provided by another Obligor).

(b)	Promptly upon a request by the Agent, the Company shall supply to the Agent a certificate signed by two of its directors or senior officers on its behalf certifying that no Default is continuing (or if a Default is continuing, specifying the Default and the steps, if any, being taken to remedy it).

20.6	Direct electronic delivery by Company

The Parent and/or the Company may satisfy its obligation under this Agreement to deliver any information in relation to a Lender by delivering that information directly in accordance with Clause 31.6 (Electronic communication) to the extent that Lender and the Agent agree to this method of delivery.

20.7	“Know your customer” checks

(a)	If:

(i)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of this Agreement;

(ii)	any change in the status of an Obligor (or of a Holding Company of an Obligor) after the date of this Agreement; or

(iii)	a proposed assignment or transfer by a Lender of any of its rights and obligations under this Agreement to a party that is not a Lender prior to such assignment or transfer,

obliges the Agent or any Lender (or, in the case of paragraph (iii) above, any prospective new Lender) to comply with “know your customer” or similar identification procedures in circumstances where the necessary information is not already available to it, each Obligor shall promptly upon the request of the Agent or any Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself or on behalf of any Lender) or any Lender (for itself or, in the case of the event described in paragraph (iii) above, on behalf of any prospective new Lender) in order for the Agent, such Lender or, in the case of the event described in paragraph (iii) above, any prospective new Lender to carry out and be satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

(b)	Each Lender shall promptly upon the request of the Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself) in order for the Agent to carry out and be satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

(c)	The Parent and/or the Company shall, by not less than ten Business Days’ prior written notice to the Agent, notify the Agent (which shall promptly notify the Lenders) of its intention to request that any of its Subsidiaries (or, in accordance with Clause 22.13 (Takeaway Accessions) and Clause 25.7 (Takeaway Accessions) Just Eat Takeaway.com N.V. or one of its Subsidiaries) becomes an Additional Obligor pursuant to Clause 25 (Changes to the Obligors).

(d)	Following the giving of any notice pursuant to paragraph (c) above, if the accession of such Additional Obligor obliges the Agent or any Lender to comply with “know your customer” or similar identification procedures in circumstances where the necessary information is not already available to it, the Company shall promptly upon the request of the Agent or any Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself or on behalf of any Lender) or any Lender (for itself or on behalf of any prospective new Lender) in order for the Agent or such Lender or any prospective new Lender to carry out and be satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant to the accession of such Subsidiary to this Agreement as an Additional Obligor.

21.	FINANCIAL COVENANTS

21.1	Financial definitions

In this Clause 21:

“Adjusted EBITDA” means, in relation to a Relevant Period, Underlying EBITDA for that Relevant Period adjusted by:

(a)	including the earnings before interest, tax, depreciation and amortisation (calculated on the same basis as Underlying EBITDA) attributable to an acquired entity for that part of the Relevant Period following its acquisition;

(b)	excluding the earnings before interest, tax, depreciation and amortisation (calculated on the same basis as Underlying EBITDA) attributable to any sold entity; and

(c)	excluding one-off or non-recurring costs associated with any acquisition not prohibited by this Agreement (or which has been consented to by the requisite majority of Lenders) or Permitted Disposal payable to a person which is not a member of the Group to the extent included in Underlying EBITDA, provided the amount of such costs has been calculated in accordance with the Accounting Principles.

“Borrowings” means, at any time, the aggregate outstanding principal, capital or nominal amount of all Financial Indebtedness of all members of the Group, but excluding;

(a)	any Treasury Transaction;

(b)	any deferred consideration payable in connection with any acquisition not prohibited by this Agreement or any other acquisition consented to by the Majority Lenders;

(c)	any Financial Indebtedness owed to another member of the Group; or

(d)	any guarantee or indemnity given by a member of the Group in respect of any of the Financial Indebtedness referred to in paragraphs (a) and (b) above.

“Cash” means all amounts (other than Restaurant Cash) from time to time standing to the credit of bank accounts owned and operated by members of the Group.

“Cash Equivalent Investments” means, at any time:

(a)	certificates of deposit maturing within one year after the relevant date of calculation and issued by an Acceptable Bank;

(b)	any investment in marketable debt obligations issued or guaranteed by the government of the United Kingdom or any Participating Member State or by an instrumentality or agency of any of them having an equivalent credit rating, maturing within one year after the relevant date of calculation and not convertible or exchangeable into any other security;

(c)	commercial paper not convertible or exchangeable into any other security:

(i)	for which a recognised trading market exists;

(ii)	issued by an issuer incorporated in the United Kingdom or any Participating Member State;

(iii)	which matures within one year after the relevant date of calculation; and

(iv)	which has a credit rating of either A-1 or higher by Standard & Poor’s Rating Services, F1 or higher by Fitch Ratings Ltd or P-1 or higher by Moody’s Investors Service Limited, or, if no rating is available in respect of the commercial paper, the issuer of which has, in respect of its long-term unsecured and non-credit enhanced debt obligations, an equivalent rating;

(d)	sterling bills of exchange eligible for rediscount at the Bank of England and accepted by an Acceptable Bank (or their dematerialised equivalent);

(e)	any investment in money market funds which: (A) have a credit rating of either A-1 or higher by Standard & Poor’s Rating Services or F1 or higher by Fitch Ratings Ltd or P-1 or higher by Moody’s Investors Service Limited; (B)

invest substantially all their assets in securities of the types described in paragraphs (a) to (d) above; and (C) can be turned into cash on not more than 90 days’ notice; or

(f)	any other debt security approved by the Majority Lenders (such approval not to be unreasonably withheld or delayed),

in each case, to which any member of the Group is beneficially entitled at that time.

“Exceptional Items” means any exceptional, one-off, non-recurring or extraordinary items which in each case are not normal running costs of the business (and provided that such costs are payable to a person which is not a member of the Group) including (without limitation) those arising on:

(a)	any severance, restructuring and relocation or similar non-recurring exceptional costs or the reversal of the proceeds for the cost of the same;

(b)	costs of any equity incentive package to the extent not already included herein and any extraordinary pension costs;

(c)	disposals, revaluations, write downs or impairment of non-current assets or any reversal of any write down or impairment; and

(d)	disposals of assets associated with discontinued operations.

“Finance Charges” means, for any Relevant Period, the aggregate amount of the accrued interest, commission, fees, discounts, prepayment fees, premiums or charges and other finance payments in respect of Borrowings (other than any agency fee) paid by any member of the Group (calculated on a consolidated basis) in cash in respect of that Relevant Period:

(a)	excluding any upfront fees or costs;

(b)	including the interest (but not the capital) element of payments in respect of Finance Leases;

(c)	including any commission, fees, discounts and other finance payments payable by (and deducting any such amounts payable to) any member of the Group under any interest rate hedging arrangement; and

(d)	taking no account of any unrealised gains or losses on any derivative instruments other than any derivative instruments which are accounted for on a hedge accounting basis,

so that no amount shall be added (or deducted) more than once.

“Finance Lease” means any lease or hire purchase contract which would, in accordance with the Accounting Principles, be treated as a finance or capital lease on the date of this Agreement.

“Interest Cover Ratio” means the ratio of Adjusted EBITDA to Net Finance Charges in respect of any Relevant Period.

“Leverage Ratio” means, in respect of any Relevant Period, the ratio of Total Net Debt on the last day of that Relevant Period to Adjusted EBITDA in respect of that Relevant Period.

“Net Finance Charges” means, for any Relevant Period, the Finance Charges for that Relevant Period after deducting any interest payable in that Relevant Period to any member of the Group (other than by another member of the Group) on any Cash or Cash Equivalent Investment.

“Pension Items” means any income or charge attributable to a post-employment benefit scheme other than the current service costs and any past service costs and curtailments and settlements attributable to the scheme.

“Relevant Period” means each period of twelve months ending on a Test Date.

“Restaurant Cash” means all amounts which represent amounts contractually committed to be paid to a Restaurant in respect of take-away meals, beverages and other products supplied by that Restaurant to the customers of the Group.

“Test Date” means 31 December and 30 June in each year.

“Total Net Debt” means, at any time, the aggregate amount of all obligations of members of the Group for or in respect of Borrowings at that time but:

(a)	including, in the case of Finance Leases only, their capitalised value; and

(b)	deducting the aggregate amount of:

(i)	Cash held by any member of the Group at that time; and

(ii)	Cash Equivalent Investments held by any member of the Group at that time,

and so that no amount shall be included or excluded more than once.

“Treasury Transaction” means any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price.

“Underlying EBITDA” means in respect of any Relevant Period, the consolidated earnings of the Group before taxation:

(a)	before deducting any interest, commission, fees, discounts, prepayment fees, premiums or charges and other finance payments whether paid, payable or capitalised by any member of the Group (calculated on a consolidated basis) in respect of that Relevant Period;

(b)	not including any accrued interest owing to any member of the Group;

(c)	before taking into account any amount attributable to the amortisation (including amortisation of any goodwill or acquisition cost arising on or in connection with any acquisition not prohibited by this Agreement (or which has been consented to by the requisite majority of Lenders)), depreciation or impairment of assets of members of the Group;

(d)	before taking to account amortisation, depreciation or non-cash impairment of assets of joint ventures and associate companies that would otherwise be attributable to any member of the Group (and taking no account of the reversal of any previous non-cash impairment charge made in that Relevant Period);

(e)	before taking into account the cost of any long-term employee incentive plan;

(f)	before taking into account any Exceptional Items;

(g)	before taking into account any gains, losses, costs or expenses arising on the disposal or discontinuance of operations by any member of the Group provided the amount of such gains, loses, costs or expenses is calculated in accordance with the Accounting Principles;

(h)	after deducting the amount of any profit (or adding back the amount of any loss) of any member of the Group which is attributable to minority interests;

(i)	excluding any amount by deducting profits or adding back losses relating to the Group’s share of profit or losses in associates and jointly controlled entities, assets or operations that are accounted for under the equity method (but including such amounts as are received by a member of the Group by way of cash dividend, interest, fees or similar cash distribution of an income nature from or in respect of any such associates and jointly controlled entities, assets or operations);

(j)	before taking into account any unrealised gains or losses due to exchange rate movements or on any derivative instrument (other than any derivative instrument which is accounted for on a hedge accounting basis);

(k)	before taking into account any gain or loss arising from an upward or downward revaluation of any other asset at any time after 31 December 2016;

(l)	before taking into account any Pension Items;

(m)	excluding the charge to profit represented by the expensing of stock options; and

(n)	after adding, to the extent not already included, the proceeds of any business interruption insurance received during the Relevant Period,

in each case, to the extent added, deducted or taken into account, as the case may be, for the purposes of determining consolidated earnings of the Group before taxation.

21.2	Financial condition

(a)	The Parent shall ensure that:

(i)	Leverage: the Leverage Ratio shall not exceed:

(A)	in respect of each of the first two Relevant Periods ending on or following the date on which all the Takeaway Accessions have occurred, 3.50:1; and

(B)	in respect of any other Relevant Period, 3.0:1; and

(ii)	Interest Cover: the Interest Cover Ratio shall not be less than 4.0:1.

(b)	In connection with any acquisition made or to be made by a member of the Group, the Parent may, by written notice to the Agent, request (by no later than 10 Business Days before the end of the first Relevant Period to end after the completion of that acquisition) that the Leverage Ratio test in paragraph (a)(i)(B) above be increased (and that Leverage Ratio shall be so increased) to 3.50:1 for the purpose of testing compliance with paragraph (a)(i)(B) above for that Relevant Period only (an “Acquisition Spike”). The Parent may not exercise Acquisition Spikes in consecutive Relevant Periods or more than two times during the life of the Facilities.

21.3	Financial testing

The financial covenants set out in Clause 21.2 (Financial condition) shall be calculated in accordance with the Accounting Principles and tested:

(a)	by reference to each of the financial statements delivered pursuant to Clause 20.1 (Financial statements) and/or each Compliance Certificate delivered pursuant to Clause 20.2 (Compliance Certificate); and

(b)	with respect to any Relevant Period ending on or after the date on which all the Takeaway Accessions have occurred, but less than 12 months after the completion of the Combination, on the assumption that the Combination had completed at the start of that Relevant Period.

22.	GENERAL UNDERTAKINGS

The undertakings in this Clause 22 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

22.1	Authorisations

Each Obligor shall promptly:

(a)	obtain, comply with and do all that is necessary to maintain in full force and effect; and

(b)	(following a request by the Agent) supply certified copies to the Agent of,

any Authorisation required under any law or regulation of its Original Jurisdiction to enable it to perform its obligations under the Finance Documents and to ensure the legality, validity, enforceability or admissibility in evidence in its Original Jurisdiction of any Finance Document.

22.2	Compliance with laws

Each Obligor shall comply in all respects with all laws to which it may be subject, if failure so to comply would materially impair its ability to perform its obligations under the Finance Documents.

22.3	Acquisitions

No Obligor shall (and the Parent shall ensure that no other member of the Group will) acquire any company, business, assets or undertaking or incorporate a company if such acquisition would constitute a “Class 1 transaction” as defined in the listing rules published by the Financial Conduct Authority.

22.4	Negative pledge

In this Clause 22.4, “Quasi-Security” means an arrangement or transaction described in paragraph (b) below.

(a)	No Obligor shall (and the Parent shall ensure that no other member of the Group will) create or permit to subsist any Security over any of its assets.

(b)	No Obligor shall (and the Parent shall ensure that no other member of the Group will):

(i)	sell, transfer or otherwise dispose of any of its assets on terms whereby they are or may be leased to or re-acquired by an Obligor or any other member of the Group;

(ii)	sell, transfer or otherwise dispose of any of its receivables on recourse terms;

(iii)	enter into any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts; or

(iv)	enter into any other preferential arrangement having a similar effect,

in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset.

(c)	Paragraphs (a) and (b) above do not apply to any Security or (as the case may be) Quasi-Security which is a Permitted Security.

22.5	Merger

No Obligor shall (and the Parent shall ensure that no other member of the Group will) enter into any amalgamation, demerger, merger or corporate reconstruction except:

(a)	with one or more members of the Group on a solvent basis and where:

(i)	any payments or assets distributed as a result of such liquidation or reorganisation are distributed to other members of the Group; and

(ii)	if any Obligor is involved, either that Obligor is the surviving entity or the payments and assets distributed are distributed to another Obligor;

(b)	with the consent of the Majority Lenders; or

(c)	any sale, lease, transfer or other disposal permitted pursuant to Clause 22.12 (Disposals).

22.6	Restriction on Financial Indebtedness

(a)	The Parent shall ensure that no Non-Obligor will incur or agree to incur or permit to subsist or remain outstanding any Financial Indebtedness.

(b)	Paragraph (a) above does not apply to any Financial Indebtedness which is Permitted Financial Indebtedness.

22.7	Change of business

The Parent shall procure that no substantial change is made to the general nature of the business of the Parent or the Group from that carried on at the Effective Date, but this shall not prevent any member of the Group engaging in any ancillary or related business.

22.8	Guarantors

(a)	Subject to paragraphs (b) to (f) below, the Parent shall ensure that:

(i)	on the date of this Agreement and each date when a Compliance Certificate is required to be delivered pursuant to Clause 20.2 (Compliance Certificate) (a “Guarantor Cover Test Date”), the aggregate of earnings before interest, tax, depreciation and amortisation (calculated on the same basis as Underlying EBITDA) of the Guarantors and the aggregate gross Revenues of the Guarantors (in each case calculated on an unconsolidated basis and excluding all intra-group items and investments in Subsidiaries of any member of the Group) represents not less than 80% of the consolidated gross Revenue and Underlying EBITDA of the Group at that time (excluding any Revenue or earnings before interest, tax, depreciation and amortisation contributed by a Restricted Subsidiary (as defined below) and, with respect to any Relevant Period ending on or after the date on which the Takeaway Accessions occur, but less than 12 months after the completion of the Combination, on the assumption that the Combination had completed at the start of that Relevant Period; and

(ii)	any member of the Group which is a Material Subsidiary shall, within 45 days of the date of delivery to the Agent of the Compliance Certificate and accompanying financial statements pursuant to Clause 20.1 (Financial statements) demonstrating that it has become a

Material Subsidiary, accede to this Agreement as an Additional Guarantor pursuant to Clause 25.4 (Additional Guarantors).

(b)	If on any Guarantor Cover Test Date the requirements of paragraph (a)(i) above were not satisfied, the Parent shall ensure that, within 45 days of that Guarantor Cover Test Date, such other members of the Group accede to this Agreement as Additional Guarantors pursuant to Clause 25.4 (Additional Guarantors) until the requirements of paragraph (a)(i) above are satisfied (calculated as if such Additional Guarantors had been Guarantors on that Guarantor Cover Test Date and provided that, for the avoidance of doubt, if the requirements of paragraph (a)(i) above are satisfied within such time period, no Default or other breach of this Agreement shall arise in respect thereof).

(c)	Without prejudice to its continuing obligation to meet the requirements in paragraph (a) above and subject to paragraph (d) below, the Parent need only perform its obligations under paragraph (a) above if:

(i)	it is not unlawful for the relevant person to become a Guarantor (and it is acknowledged that any form of restriction within the constitutional documents of a particular Subsidiary shall not be deemed to be unlawful for these purposes or constitute a circumstance that would result in personal liability for that person’s directors or other management); or

(ii)	that person becoming a Guarantor would not result in personal liability for that person’s directors or other management,

(each a “Restricted Subsidiary”). Each Obligor must use, and must procure that the relevant person uses, all reasonable endeavours lawfully available to avoid any such unlawfulness or personal liability. This includes agreeing to a limit on the amount guaranteed. The Agent may (but shall not be obliged to) agree to such a limit if, in its opinion, to do so would avoid the relevant unlawfulness or personal liability.

(d)	Notwithstanding the above, no Subsidiary with an Original Jurisdiction of France shall be required to accede to this Agreement as an Additional Guarantor pursuant to Clause 25.4 (Additional Guarantors) unless:

(i)	that Subsidiary has become a Borrower (or otherwise directly receives the proceeds of any Loan); or

(ii)	the aggregate of earnings before interest, tax, depreciation and amortisation (calculated on the same basis as Underlying EBITDA) of that Subsidiary exceeds 12.5 per cent. of the Adjusted EBITDA of the Group.

(e)	The Parties agree that, notwithstanding any other provision of this Clause 22.8, if the proceeds of a Facility have been used to acquire:

(i)	a Subsidiary with an Original Jurisdiction of Australia; or

(ii)	a Holding Company of a Subsidiary with an Original Jurisdiction of Australia,

then there will be no requirement for that Subsidiary to become an Additional Guarantor pursuant to paragraph (a) above unless and until the shareholders of that entity have approved its accession as a Guarantor pursuant to Section 260B of the Corporations Act 2001 (Cth) and any applicable waiting period under Section 260B of the Australian Corporations Act has passed. The Parent shall ensure that the relevant Subsidiary accedes to this Agreement as an Additional Guarantor pursuant to Clause 25.4 (Additional Guarantors) as soon as reasonably practicable and in any event within 45 days of the date that the relevant entity was acquired.

(f)	For the purposes of this Clause 22.8, if the Takeaway Accessions occur after the end of a Relevant Period, but prior to the Guarantor Cover Test Date in respect of that Relevant Period, then for the purposes of this Clause 22.8 (as applied to such Relevant Period and such Guarantor Cover Test Date):

(i)	the “Group” shall mean the Company and its Subsidiaries for the time being; and

(ii)	the “Guarantors” shall only include the Company and those Subsidiaries of the Company that are Guarantors at that time.

22.9	Notarisation

(a)	Each Obligor shall ensure that if any Subsidiary with an Original Jurisdiction of Spain:

(i)	becomes a Borrower (or otherwise directly receives the proceeds of any Loan); or

(ii)	has aggregate of earnings before interest, tax, depreciation and amortisation (calculated on the same basis as Underlying EBITDA) which exceed 12.5 per cent. of the Adjusted EBITDA of the Group,

then the Company shall notify the Agent as soon as reasonably practicably upon becoming aware and procure that this Agreement shall be raised by all of the Parties to public document status by means of a Spanish Public Document for the purposes contemplated in Article 517 et seq. of the Spanish Civil Procedural Law and other related provisions within 10 Business Days of receipt of such notice by the Agent.

(b)	If this Agreement has been raised to the status of Spanish Public Document pursuant to this Clause 22.9, the Parent and the Obligors shall ensure that, as soon as reasonably practicable following request by the Agent, any other Finance Document and any amendment to any Finance Document shall be raised by all the Parties to public document status by means of a Spanish Public Document for the purposes contemplated in Article 517 et seq. of the Spanish Civil Procedural Law.

22.10	Sanctions

(a)	No Obligor shall (and the Parent shall ensure that no other wholly-owned member of the Group shall):

(i)	use, lend, contribute or otherwise make available any part of the proceeds of any utilisation of a Facility directly:

(A)	for the benefit of any Restricted Party;

(B)	for the purpose of financing any trade or business which it is aware is conducted by a Restricted Party; or

(C)	in any manner that to its knowledge (having made due and careful inquiry) would result in any person being in breach of any Sanctions or becoming a Restricted Party;

(ii)	engage in any transaction that will, to its knowledge (having made due and careful inquiry), evade or avoid, have the effect of evading or avoiding or otherwise cause a direct breach of any Sanctions applicable to it; or

(iii)	fund all or part of any payment due under or in connection with a Finance Document from any monies that, to its knowledge (having made due and careful inquiry), have been received by it directly from a Restricted Party in breach of any Sanctions.

(b)	Each Obligor shall (and the Parent shall ensure that each wholly-owned member of the Group shall) ensure that appropriate controls and safeguards are in place to promote and achieve compliance with the provisions of paragraph (a) above.

(c)	This Clause 22.10 and Clause 19.15 (Sanctions) shall only apply to or in favour of any person if and to the extent that it would not result in a breach, violation of, conflict with or liability, in respect of that person, of any applicable Blocking Law.

(d)	For the purposes of this Clause 22.10, “Blocking Law” means:

(i)	any provision of Council Regulation (EC) No 2271/1996 of 22 November 1996 (or any law or regulation implementing such Regulation in any member state of the European Union or the United Kingdom);

(ii)	section 7 of the German Foreign Trade Regulation (Außenwirtschaftsverordnung) (in connection with the German Foreign Trade Act (Außenwirtschaftsgesetz)); or

(iii)	any similar blocking or anti-boycott law in the United Kingdom.

22.11	Anti-Corruption

(a)	No Obligor shall (and the Parent shall ensure that no other member of the Group will) directly or indirectly use the proceeds of a Facility for any purpose which would breach the Bribery Act 2010, the United States Foreign Corrupt Practices Act of 1977, the Criminal Code Act 1995 of Australia or other similar legislation in other jurisdictions.

(b)	Each Obligor shall (and the Parent shall ensure that each other member of the Group will):

(i)	conduct its business in compliance with applicable anti-corruption laws; and

(ii)	maintain policies and procedures designed to promote and achieve compliance with such laws.

22.12	Disposals

(a)	No Obligor shall (and the Parent shall ensure that no other member of the Group will), enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose of any asset.

(b)	Paragraph (a) above does not apply to any sale, lease, transfer or other disposal which is a Permitted Disposal.

22.13	Takeaway Accessions

Upon becoming aware of the CMA Approval, the Company will use all reasonable endeavours within its control to ensure that the Takeaway Accessions occur within six months of the date of the CMA Approval.

23.	EVENTS OF DEFAULT

Each of the events or circumstances set out in this Clause 23 is an Event of Default (save for Clause 23.16 (Acceleration)).

23.1	Non-payment

An Obligor does not pay on the due date any amount payable pursuant to a Finance Document at the place and in the currency in which it is expressed to be payable unless:

(a)	its failure to pay is caused by:

(i)	administrative or technical error; or

(ii)	a Disruption Event; and

(b)	payment is made within five Business Days of its due date.

23.2	Financial covenants

Any requirement of Clause 21 (Financial covenants) is not satisfied.

23.3	Sanctions

An Obligor does not comply with the requirements of Clause 22.10 (Sanctions).

23.4	Other obligations

(a)	An Obligor does not comply with any provision of the Finance Documents (other than those referred to in Clause 23.1 (Non-payment), Clause 22.10 (Sanctions) and Clause 21 (Financial covenants)).

(b)	No Event of Default under paragraph (a) above will occur if the failure to comply is capable of remedy and is remedied within 15 Business Days of the earlier of:

(i)	the Agent giving notice to the Company; and

(ii)	the Company becoming aware of the failure to comply.

23.5	Misrepresentation

(a)	Any representation or statement made or deemed to be made by an Obligor in the Finance Documents or any other document delivered by or on behalf of any Obligor under or in connection with any Finance Document is or proves to have been incorrect or misleading in any material respect when made or deemed to be made.

(b)	No Event of Default under paragraph (a) above will occur if the circumstances giving rise to the misrepresentation are capable of remedy and are remedied within 15 Business Days of the earlier of:

(i)	the Agent giving notice to the Company; and

(ii)	the Company becoming aware of the misrepresentation.

23.6	Cross default

(a)	Any Financial Indebtedness of any member of the Group is not paid when due nor within any originally applicable grace period.

(b)	Any Financial Indebtedness of any member of the Group is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described).

(c)	Any commitment for any Financial Indebtedness of any member of the Group is cancelled or suspended by a creditor of any member of the Group as a result of an event of default (however described).

(d)	Any creditor of any member of the Group becomes entitled to declare any Financial Indebtedness of any member of the Group due and payable prior to its specified maturity as a result of an event of default (however described).

(e)	No Event of Default will occur under this Clause 23.6 if the aggregate amount of Financial Indebtedness or commitment for Financial Indebtedness falling within paragraphs (a) to (d) above is less than €25,000,000 (or its equivalent in any other currency or currencies).

23.7	Insolvency

(a)	An Obligor or a Material Subsidiary:

(i)	is unable or admits inability to pay its debts as they fall due;

(ii)	suspends making payments on any of its debts; or

(iii)	by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors (excluding any Finance Party in its capacity as such) with a view to rescheduling any of its indebtedness.

(b)	The value of the assets of any Obligor or Material Subsidiary is less than its liabilities (taking into account contingent and prospective liabilities).

(c)	A moratorium is declared in respect of any indebtedness of any Obligor or Material Subsidiary.

23.8	Insolvency proceedings

Any corporate action, legal proceedings or other procedure or step is taken in relation to:

(a)	the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration, examinership, reorganisation or reconstruction (in Danish: rekonstruktion) (by way of voluntary arrangement, scheme of arrangement or otherwise) of any Obligor or Material Subsidiary other than a solvent liquidation or reorganisation of any Obligor or Material Subsidiary permitted under Clause 22.5 (Merger);

(b)	a composition, compromise, assignment or arrangement with any creditor of any Obligor or Material Subsidiary;

(c)	the appointment of a liquidator (other than in respect of a solvent liquidation of an Obligor or Material Subsidiary where the assets are distributed to another Obligor), receiver, administrative receiver, administrator, examiner, compulsory manager, reconstructor (in Danish: rekonstruktør) or other similar officer in respect of any Obligor or Material Subsidiary or any of their respective assets; or

(d)	enforcement of any Security over any assets of any Obligor or Material Subsidiary,

or any analogous procedure or step is taken in any jurisdiction.

This Clause 23.8 shall not apply to any winding-up petition or any analogous procedure or step in any jurisdiction which is frivolous or vexatious and is discharged, stayed or dismissed within 15 Business Days of commencement.

23.9	Creditors’ process

Any expropriation, attachment, sequestration, distress or execution affects any asset or assets of a member of the Group having an aggregate value of €25,000,000 (or its equivalent) and is not discharged within 15 Business Days.

23.10	Ownership of the Obligors

An Obligor (other than the Parent) is not or ceases to be a Subsidiary of the Parent other than as a result of a Permitted Disposal.

23.11	Unlawfulness

It is or becomes unlawful for an Obligor to perform any of its obligations under the Finance Documents.

23.12	Repudiation

An Obligor repudiates a Finance Document or evidences an intention to repudiate a Finance Document.

23.13	Litigation

Any litigation, arbitration or administrative proceedings are commenced which could reasonably be expected to be adversely determined and, if so determined, would have a Material Adverse Effect.

23.14	Cessation of business

The Group (taken as a whole) suspends or ceases to carry on (or threatens to suspend or cease to carry on) all or a material part of its business, other than as permitted under this Agreement.

23.15	Material adverse change

Any event or circumstance occurs which has or could reasonably be expected to have a Material Adverse Effect.

23.16	Acceleration

On and at any time after the occurrence of an Event of Default which is continuing the Agent may, and shall if so directed by the Majority Lenders, by notice to the Company:

(a)	cancel each Available Commitment of each Lender, whereupon each such Available Commitment shall immediately be cancelled and each Facility shall immediately cease to be available for further utilisation;

(b)	declare that all or part of the Loans, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents be immediately due and payable, whereupon they shall become immediately due and payable; and/or

(c)	declare that all or part of the Loans be payable on demand, whereupon they shall immediately become payable on demand by the Agent on the instructions of the Majority Lenders.

SECTION 9

CHANGES TO PARTIES

24.	CHANGES TO THE LENDERS

24.1	Assignments and transfers by the Lenders

Subject to this Clause 24, a Lender (the “Existing Lender”) may:

(a)	assign any of its rights; or

(b)	transfer by novation any of its rights and obligations,

under the Finance Documents to another bank or financial institution or to a trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets (the “New Lender”).

24.2	Company consent

(a)	The consent of the Company is required for an assignment or transfer by an Existing Lender, unless the assignment or transfer is:

(i)	to another Lender or an Affiliate of any Lender; or

(ii)	made at a time when an Event of Default is continuing,

provided that there shall be no assignment or transfer to a person who is an Industrial Competitor at any time.

(b)	The consent of the Company to an assignment or transfer must not be unreasonably withheld or delayed. The Company will be deemed to have given its consent ten Business Days after that Existing Lender has requested it unless consent is expressly refused by the Company within that time.

24.3	Other conditions of assignment or transfer

(a)	An assignment will only be effective on:

(i)	receipt by the Agent (whether in the Assignment Agreement or otherwise) of written confirmation from the New Lender (in form and substance satisfactory to the Agent) that the New Lender will assume the same obligations to the other Finance Parties as it would have been under if it had been an Original Lender; and

(ii)	performance by the Agent of all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to such assignment to a New Lender, the completion of which the Agent shall promptly notify to the Existing Lender and the New Lender.

(b)	A transfer will only be effective if the procedure set out in Clause 24.6 (Procedure for transfer) is complied with.

(c)	If:

(i)	a Lender assigns or transfers any of its rights or obligations under the Finance Documents or changes its Facility Office; and

(ii)	as a result of circumstances existing at the date the assignment, transfer or change occurs, an Obligor would be obliged to make a payment to the New Lender or Lender acting through its new Facility Office under Clause 13 (Tax gross-up and indemnities) or Clause 14 (Increased costs), then the New Lender or Lender acting through its new Facility Office is only entitled to receive payment under those Clauses to the same extent as the Existing Lender or Lender acting through its previous Facility Office would have been if the assignment, transfer or change had not occurred. This paragraph (c) shall not apply in relation to Clause 13.2 (Tax gross-up), to a UK Treaty Lender that has included a confirmation of its scheme reference number and its jurisdiction of tax residence in accordance with paragraph (i)(B) of Clause 13.2 (Tax gross-up) if the Obligor making the payment has not made a Borrower DTTP Filing in respect of that UK Treaty Lender.

(d)	Each New Lender, by executing the relevant Transfer Certificate or Assignment Agreement, confirms, for the avoidance of doubt, that the Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the transfer or assignment becomes effective in accordance with this Agreement and that it is bound by that decision to the same extent as the Existing Lender would have been had it remained a Lender.

24.4	Assignment or transfer fee

The New Lender shall, on the date upon which an assignment or transfer takes effect, pay to the Agent (for its own account) a fee of:

(a)	in the case of an assignment or transfer in respect of Facility A1, £2,500; and

(b)	in the case of an assignment or transfer in respect of Facility A2, €3,000.

24.5	Limitation of responsibility of Existing Lenders

(a)	Unless expressly agreed to the contrary, an Existing Lender makes no representation or warranty and assumes no responsibility to a New Lender for:

(i)	the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents or any other documents;

(ii)	the financial condition of any Obligor;

(iii)	the performance and observance by any Obligor of its obligations under the Finance Documents or any other documents; or

(iv)	the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document or any other document,

and any representations or warranties implied by law are excluded.

(b)	Each New Lender confirms to the Existing Lender and the other Finance Parties that it:

(i)	has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Lender in connection with any Finance Document; and

(ii)	will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities whilst any amount is or may be outstanding under the Finance Documents or any Commitment is in force.

(c)	Nothing in any Finance Document obliges an Existing Lender to:

(i)	accept a re-transfer or re-assignment from a New Lender of any of the rights and obligations assigned or transferred under this Clause 24; or

(ii)	support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by any Obligor of its obligations under the Finance Documents or otherwise.

24.6	Procedure for transfer

(a)	Subject to the conditions set out in Clause 24.2 (Company consent) and Clause 24.3 (Other conditions of assignment or transfer) a transfer is effected in accordance with paragraph (c) below when the Agent executes an otherwise duly completed Transfer Certificate delivered to it by the Existing Lender and the New Lender. The Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Transfer Certificate.

(b)	The Agent shall only be obliged to execute a Transfer Certificate delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to the transfer to such New Lender.

(c)	Subject to Clause 24.10 (Pro rata interest settlement), on the Transfer Date:

(i)	to the extent that in the Transfer Certificate the Existing Lender seeks to transfer by novation its rights and obligations under the Finance Documents each of the Obligors and the Existing Lender shall be released from further obligations towards one another under the Finance Documents and their respective rights against one another under the Finance Documents shall be cancelled (being the “Discharged Rights and Obligations”);

(ii)	each of the Obligors and the New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as that Obligor and the New Lender have assumed and/or acquired the same in place of that Obligor and the Existing Lender;

(iii)	the Agent, the Arranger, the New Lender and the other Lenders shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the New Lender been an Original Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Agent, the Arranger and the Existing Lender shall each be released from further obligations to each other under the Finance Documents; and

(iv)	the New Lender shall become a Party as a “Lender”.

(d)	If this Agreement has been raised to Spanish Public Document pursuant to Clause 22.9 (Notarisation), then at the request of the Agent or the New Lender, the New Lender and the Existing Lender shall promptly raise the duly completed Transfer Certificate to the status of Spanish Public Document in the form of “escritura pública”. For this purpose, the New Lender will appoint the Agent as its agent and representative in connection with the ratification and raising the Transfer Certificate to the status of a Spanish Public Document.

24.7	Procedure for assignment

(a)	Subject to the conditions set out in Clause 24.2 (Company consent) and Clause 24.3 (Other conditions of assignment or transfer) an assignment may be effected in accordance with paragraph (c) below when the Agent executes an otherwise duly completed Assignment Agreement delivered to it by the Existing Lender and the New Lender. The Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Assignment Agreement appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Assignment Agreement.

(b)	The Agent shall only be obliged to execute an Assignment Agreement delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to the assignment to such New Lender.

(c)	Subject to Clause 24.10 (Pro rata interest settlement), on the Transfer Date:

(i)	the Existing Lender will assign absolutely to the New Lender the rights under the Finance Documents expressed to be the subject of the assignment in the Assignment Agreement;

(ii)	the Existing Lender will be released by each Obligor and the other Finance Parties from the obligations owed by it (the “Relevant Obligations”) and expressed to be the subject of the release in the Assignment Agreement; and

(iii)	the New Lender shall become a Party as a “Lender” and will be bound by obligations equivalent to the Relevant Obligations.

(d)	If this Agreement has been raised to Spanish Public Document pursuant to Clause 22.9 (Notarisation), then at the request of the Agent or the New Lender, the New Lender and the Existing Lender shall promptly raise the duly completed Assignment Agreement to the status of Spanish Public Document in the form of “escritura pública”. For this purpose, the New Lender will appoint the Agent as its Agent and representative in connection with the ratification and raising the Assignment Agreement to the status of a Spanish Public Document.

(e)	Lenders may utilise procedures other than those set out in this Clause 24.7 to assign their rights under the Finance Documents (but not, without the consent of the relevant Obligor or unless in accordance with Clause 24.6 (Procedure for transfer), to obtain a release by that Obligor from the obligations owed to that Obligor by the Lenders nor the assumption of equivalent obligations by a New Lender) provided that they comply with the conditions set out in Clause 24.2 (Company consent) and Clause 24.3 (Other conditions of assignment or transfer).

24.8	Copy of Transfer Certificate, Assignment Agreement, Increase Confirmation or Accordion Increase Confirmation to Company

The Agent shall, as soon as reasonably practicable after it has executed a Transfer Certificate, an Assignment Agreement, an Increase Confirmation or an Accordion Increase Confirmation send to the Company a copy of that Transfer Certificate, Assignment Agreement, Increase Confirmation or Accordion Increase Confirmation.

24.9	Security over Lenders’ rights

In addition to the other rights provided to Lenders under this Clause 24.9, each Lender may without consulting with or obtaining consent from any Obligor, at any time charge, assign or otherwise create Security in or over (whether by way of collateral or otherwise) all or any of its rights under any Finance Document to secure obligations of that Lender including, without limitation:

(a)	any charge, assignment or other Security to secure obligations to a federal reserve or central bank; and

(b)	any charge, assignment or other Security granted to any holders (or trustee or representatives of holders) of obligations owed, or securities issued, by that Lender as security for those obligations or securities, except that no such charge, assignment or Security shall:

(i)	release a Lender from any of its obligations under the Finance Documents or substitute the beneficiary of the relevant charge, assignment or Security for the Lender as a party to any of the Finance Documents; or

(ii)	require any payments to be made by an Obligor other than or in excess of, or grant to any person any more extensive rights than, those required to be made or granted to the relevant Lender under the Finance Documents.

24.10	Pro rata interest settlement

(a)	If the Agent has notified the Lenders that it is able to distribute interest payments on a “pro rata basis” to Existing Lenders and New Lenders then (in respect of any transfer pursuant to Clause 24.6 (Procedure for transfer) or any assignment pursuant to Clause 24.7 (Procedure for assignment) the Transfer Date of which, in each case, is after the date of such notification and is not on the last day of an Interest Period):

(i)	any interest or fees in respect of the relevant participation which are expressed to accrue by reference to the lapse of time shall continue to accrue in favour of the Existing Lender up to but excluding the Transfer Date (“Accrued Amounts”) and shall become due and payable to the Existing Lender (without further interest accruing on them) on the last day of the current Interest Period (or, if the Interest Period is longer than six Months, on the next of the dates which falls at six Monthly intervals after the first day of that Interest Period); and

(ii)	the rights assigned or transferred by the Existing Lender will not include the right to the Accrued Amounts, so that, for the avoidance of doubt:

(A)	when the Accrued Amounts become payable, those Accrued Amounts will be payable to the Existing Lender; and

(B)	the amount payable to the New Lender on that date will be the amount which would, but for the application of this Clause 24.9, have been payable to it on that date, but after deduction of the Accrued Amounts.

(b)	In this Clause 24.10 references to “Interest Period” shall be construed to include a reference to any other period for accrual of fees.

(c)	An Existing Lender which retains the right to the Accrued Amounts pursuant to this Clause 24.10 but which does not have a Commitment shall be deemed not to be a Lender for the purposes of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve any request for a consent, waiver, amendment or other vote of Lenders under the Finance Documents.

24.11	Costs and expenses

Notwithstanding any term of any Finance Document, no Obligor shall be liable for any costs, expenses, fees, taxes, losses or liabilities that any Finance Party (including, without limitation, any New Lender) incurs or may incur in relation to any assignment or transfer pursuant to this Clause 24.

25.	CHANGES TO THE OBLIGORS

25.1	Assignments and transfer by Obligors

No Obligor may assign any of its rights or transfer any of its rights or obligations under the Finance Documents.

25.2	Additional Borrowers

(a)	Subject to compliance with the provisions of paragraphs (c) and (d) of Clause 20.7 (“Know your customer” checks), the Parent may request that Takeaway.com Group B.V. or any of the Parent’s wholly owned Subsidiaries becomes an Additional Borrower. Takeaway.com Group B.V. or that Subsidiary (as applicable) shall become an Additional Borrower if:

(i)	(other than with respect to Takeaway.com Group B.V.) that Subsidiary is incorporated in an Original Jurisdiction of an existing Borrower and the Majority Lenders approve the addition of that Subsidiary or otherwise, if all of the Lenders approve the addition;

(ii)	the Company delivers to the Agent a duly completed and executed Accession Letter;

(iii)	the Company confirms that no Default is continuing or would occur as a result of Takeaway.com Group B.V. or that Subsidiary (as applicable) becoming an Additional Borrower;

(iv)	(with respect to the accession of Takeaway.com Group B.V. as an Additional Borrower only) the requirements of Clause 25.7 (Takeaway Accessions) are satisfied; and

(v)	the Agent has received all of the documents and other evidence listed in Part II of Schedule 2 (Conditions precedent) in relation to that Additional Borrower (including (for the avoidance of doubt) with respect to the accession of Takeaway.com Group B.V. as an Additional Borrower, the applicable documents and other evidence listed in paragraph 13 of Part II of Schedule 2 (Conditions precedent) in relation to it), each in form and substance satisfactory to the Agent.

(b)	The Agent shall notify the Company and the Lenders promptly upon being satisfied that it has received (in form and substance satisfactory to it) all the documents and other evidence listed in Part II of Schedule 2 (Conditions precedent).

(c)	Other than to the extent that the Majority Lenders notify the Agent in writing to the contrary before the Agent gives the notification described in paragraph (b) above, the Lenders authorise (but do not require) the Agent to give that notification. The Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification.

25.3	Resignation of a Borrower

(a)	The Company may request that a Borrower (other than the Company) ceases to be a Borrower by delivering to the Agent a Resignation Letter.

(b)	The Agent shall accept a Resignation Letter and notify the Company and the Lenders of its acceptance if:

(i)	no Default is continuing or would result from the acceptance of the Resignation Letter (and the Company has confirmed this is the case); and

(ii)	the Borrower is under no actual or contingent obligations as a Borrower under any Finance Documents,

(iii)	whereupon that company shall cease to be a Borrower and shall have no further rights or obligations under the Finance Documents.

25.4	Additional Guarantors

(a)	Subject to compliance with the provisions of paragraphs (c) and (d) of Clause 20.7 (“Know your customer” checks), the Company may request that Just Eat Takeaway.com N.V., Takeaway.com Group B.V., Takeaway.com European Operations B.V., YD.Yourdelivery GmbH or any of the Parent’s other wholly owned Subsidiaries become an Additional Guarantor. Just Eat Takeaway.com N.V., Takeaway.com Group B.V., Takeaway.com European Operations B.V., YD.Yourdelivery GmbH or that other Subsidiary (as applicable) shall become an Additional Guarantor if:

(i)	the Company delivers to the Agent a duly completed and executed Accession Letter;

(ii)	(with respect to the accession of Just Eat Takeaway.com N.V., Takeaway.com Group B.V., Takeaway.com European Operations B.V. and YD.Yourdelivery GmbH as Additional Guarantors) the requirements of Clause 25.7 (Takeaway Accessions) are satisfied; and

(iii)	the Agent has received all of the documents and other evidence listed in Part II of Schedule 2 (Conditions precedent) in relation to that Additional Guarantor (including (for the avoidance of doubt) with respect to the accession of an Acceding Takeaway Entity as an Additional Guarantor, the applicable documents and other evidence listed in paragraph 13 of Part II of Schedule 2 (Conditions precedent) in relation to that Additional Guarantor), each in form and substance satisfactory to the Agent.

(b)	The Agent shall notify the Company and the Lenders promptly upon being satisfied that it has received (in form and substance satisfactory to it) all the documents and other evidence listed in Part II of Schedule 2 (Conditions precedent).

(c)	Other than to the extent that the Majority Lenders notify the Agent in writing to the contrary before the Agent gives the notification described in paragraph (b) above, the Lenders authorise (but do not require) the Agent to give that notification. The Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification.

25.5	Repetition of Representations

Delivery of an Accession Letter constitutes confirmation by the relevant Additional Obligor that the Repeating Representations are true and correct in relation to it as at the date of delivery as if made by reference to the facts and circumstances then existing.

25.6	Resignation of a Guarantor

(a)	The Company may request that a Guarantor (other than the Parent or the Company) ceases to be a Guarantor by delivering to the Agent a Resignation Letter.

(b)	The Agent shall accept a Resignation Letter and notify the Company and the Lenders of its acceptance if:

(i)	no Default is continuing or would result from the acceptance of the Resignation Letter (and the Company has confirmed this is the case);

(ii)	where the Guarantor is also a Borrower, it is under no actual or contingent obligations as a Borrower and has resigned and ceased to be (or will, contemporaneously with its resignation as a Guarantor under this Clause 25.6, resign and cease to be) a Borrower under Clause 25.3 (Resignation of a Borrower); and

(iii)	the Guarantor is not at that time a Material Subsidiary (as evidenced by the most recent Compliance Certificate delivered to the Agent pursuant to Clause 20.2 (Compliance Certificate)); and

(iv)	paragraph (a)(i) of Clause 22.8 (Guarantors) would have been complied with if the resignation of that Guarantor had been effective on the last day of the most recently ended financial year or financial half-year (as applicable) in respect of which the most recent Compliance Certificate was delivered to the Agent pursuant to Clause 20.2 (Compliance Certificate) (taking into account any members of the Group which have or will become Additional Guarantors on or prior to the date on which the resignation of such Guarantor will become effective), whereupon that company shall cease to be a Guarantor and shall have no further rights or obligations under the Finance Documents.

25.7	Takeaway Accessions

(a)	The Parent shall ensure that, on the same date on which Takeaway.com Group B.V. becomes an Additional Borrower:

(i)	Just Eat Takeaway.com N.V., Takeaway.com Group B.V., Takeaway.com European Operations B.V. and YD.Yourdelivery GmbH become Additional Guarantors in accordance with Clause 25.4 (Additional Guarantors);

(ii)	any other wholly-owned Subsidiary of Just Eat Takeaway.com N.V. that is a Material Subsidiary within the meaning of paragraph (a) of that definition (as tested in accordance with paragraph (b) below) becomes an Additional Guarantor in accordance with Clause 25.4 (Additional Guarantors); and

(iii)	(if required) certain other wholly-owned Subsidiaries of Just Eat Takeaway.com N.V. become Additional Guarantors in accordance with Clause 25.4 (Additional Guarantors) so that the undertaking in paragraph (a)(i) of Clause 22.8 (Guarantors) is complied with (subject to paragraphs (c), (d) and (e) of Clause 22.8 (Guarantors)) as at that date on which Just Eat Takeaway.com N.V. becomes an Additional Guarantor (as tested in accordance with paragraph (b) below),

(any such entities that become Additional Guarantors in accordance with this paragraph (a) being the “Acceding Takeaway Entities”).

(b)	Compliance with paragraphs (a)(ii) and (iii) above shall be determined on the basis that Just Eat Takeaway.com N.V. is the “Parent” (and, accordingly, the “Group” is Just Eat Takeaway.com N.V. and its Subsidiaries for the time being) and by reference to:

(i)	the most recent audited financial statements of the relevant Additional Guarantor (if any); and

(ii)	the most recently available full-year or half-year consolidated financial statements of Just Eat Takeaway.com N.V. that include the Company and its Subsidiaries (or, if there are no such financial statements available, the audited consolidated financial statements of Just Eat Takeaway.com N.V. and its subsidiaries for the financial year ended 31 December 2019 and the audited consolidated financial statements of the Company and its subsidiaries for the financial year ended 31 December 2019, and assuming the Combination and the acquisitions by Just Eat Takeaway.com N.V. of Delivery Hero Germany GmbH and Foodora GmbH had taken place at the start of such financial year).

SECTION 10

THE FINANCE PARTIES

26.	ROLE OF THE AGENT, THE ARRANGER AND THE REFERENCE BANKS

26.1	Appointment of the Agent

(a)	Each of the Arranger and the Lenders appoints the Agent to act as its agent under and in connection with the Finance Documents.

(b)	Each of the Arranger and the Lenders authorises the Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Agent under or in connection with the Finance Documents together with any other incidental rights, powers, authorities and discretions.

(c)	Each of the Arrangers and the Lenders hereby relieves the Agent from the restrictions pursuant to section 181 of the German Civil Code (Bürgerliches Gesetzbuch) and similar restrictions applicable to it pursuant to any other law, in each case to the extent legally possible to it. An Arranger or Lender that is barred by its constitutional documents or by-laws from granting such exemption shall notify the Agent accordingly.

(d)	Each of the Arranger and the Lenders hereby authorises the Agent to act on their behalf, and sign, ratify, amend and raise to the status of Spanish Public Document, any Finance Document in accordance with the terms of this Agreement even in the case of self-contracting (multirepresentación) and conflict of interest (conflicto de intereses).

26.2	Instructions

(a)	The Agent shall:

(i)	unless a contrary indication appears in a Finance Document, exercise or refrain from exercising any right, power, authority or discretion vested in it as Agent in accordance with any instructions given to it by:

(A)	all Lenders if the relevant Finance Document stipulates the matter is an all Lender decision; and

(B)	in all other cases, the Majority Lenders; and

(ii)	not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with paragraph (i) above.

(b)	The Agent shall be entitled to request instructions, or clarification of any instruction, from the Majority Lenders (or, if the relevant Finance Document stipulates the matter is a decision for any other Lender or group of Lenders, from that Lender or group of Lenders) as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion. The Agent may refrain from acting unless and until it receives any such instructions or clarification that it has requested.

(c)	Save in the case of decisions stipulated to be a matter for any other Lender or group of Lenders under the relevant Finance Document and unless a contrary indication appears in a Finance Document, any instructions given to the Agent by the Majority Lenders shall override any conflicting instructions given by any other Parties and will be binding on all Finance Parties.

(d)	The Agent may refrain from acting in accordance with any instructions of any Lender or group of Lenders until it has received any indemnification and/or security that it may in its discretion require (which may be greater in extent than that contained in the Finance Documents and which may include payment in advance) for any cost, loss or liability which it may incur in complying with those instructions.

(e)	In the absence of instructions, the Agent may act (or refrain from acting) as it considers to be in the best interest of the Lenders.

(f)	The Agent is not authorised to act on behalf of a Lender (without first obtaining that Lender’s consent) in any legal or arbitration proceedings relating to any Finance Document.

(g)	The Agent is authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority. Nothing in this Agreement shall require the Agent to carry on an activity of the kind specified by any provision of Part II (other than article 5 (accepting deposits) of the Financial Services and Markets Act 2000 (Regulated Activities) Order 2001 or to lend money to any Borrower in its capacity as Agent.

26.3	Duties of the Agent

(a)	The Agent’s duties under the Finance Documents are solely mechanical and administrative in nature.

(b)	Subject to paragraph (c) below, the Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Agent for that Party by any other Party.

(c)	Without prejudice to Clause 24.8 (Copy of Transfer Certificate, Assignment Agreement, Increase Confirmation or Accordion Increase Confirmation to Company), paragraph (b) above shall not apply to any Transfer Certificate, any Assignment Agreement, any Increase Confirmation or Accordion Increase Confirmation.

(d)	Except where a Finance Document specifically provides otherwise, the Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(e)	If the Agent receives notice from a Party referring to this Agreement, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the other Finance Parties.

(f)	If the Agent is aware of the non-payment of any principal, interest, commitment fee or other fee payable to a Finance Party (other than the Agent or the Arranger) under this Agreement, it shall promptly notify the other Finance Parties.

(g)	The Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents to which it is expressed to be a party (and no others shall be implied).

26.4	Role of the Arranger

Except as specifically provided in the Finance Documents, the Arranger has no obligations of any kind to any other Party under or in connection with any Finance Document.

26.5	No fiduciary duties

(a)	Nothing in any Finance Document constitutes the Agent or the Arranger as a trustee or fiduciary of any other person.

(b)	None of the Agent or the Arranger shall be bound to account to any Lender for any sum or the profit element of any sum received by it for its own account.

26.6	Business with the Group

The Agent and the Arranger may accept deposits from, lend money to and generally engage in any kind of banking or other business with any member of the Group.

26.7	Rights and discretions

(a)	The Agent may:

(i)	rely on any representation, communication, notice or document believed by it to be genuine, correct and appropriately authorised;

(ii)	assume that:

(A)	any instructions received by it from the Majority Lenders, any Lenders or any group of Lenders are duly given in accordance with the terms of the Finance Documents; and

(B)	unless it has received notice of revocation, that those instructions have not been revoked; and

(iii)	rely on a certificate from any person:

(A)	as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or

(B)	to the effect that such person approves of any particular dealing, transaction, step, action or thing,

as sufficient evidence that that is the case and, in the case of paragraph (A) above, may assume the truth and accuracy of that certificate.

(b)	The Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Lenders) that:

(i)	no Default has occurred (unless it has actual knowledge of a Default arising under Clause 23.1 (Non-payment));

(ii)	any right, power, authority or discretion vested in any Party or any group of Lenders has not been exercised; and

(iii)	any notice or request made by the Company (other than a Utilisation Request) is made on behalf of and with the consent and knowledge of all the Obligors.

(c)	The Agent may engage and pay for the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts.

(d)	Without prejudice to the generality of paragraph (c) above or paragraph (e) below, the Agent may at any time engage and pay for the services of any lawyers to act as independent counsel to the Agent (and so separate from any lawyers instructed by the Lenders) if the Agent in its reasonable opinion deems this to be necessary.

(e)	The Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying.

(f)	The Agent may act in relation to the Finance Documents through its officers, employees and agents.

(g)	Unless a Finance Document expressly provides otherwise, the Agent may disclose to any other Party any information it reasonably believes it has received as agent under this Agreement.

(h)	Without prejudice to the generality of paragraph (g) above, the Agent:

(i)	may disclose ; and

(ii)	on the written request of the Company, or the Majority Lenders shall, as soon as reasonably practicable, disclose,

the identity of a Defaulting Lender to the Company and to the other Finance Parties.

(i)	Notwithstanding any other provision of any Finance Document to the contrary, neither the Agent nor the Arranger is obliged to do or omit to do anything if it would, or might in its reasonable opinion, constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality. In particular, and for the avoidance of doubt, nothing in any Finance Document shall be construed so as to constitute an obligation of the Agent or the Arranger to perform any services which it would not be entitled to render pursuant to the provisions of the German Act on Rendering Legal Services (Rechtsdienstleistungsgesetz) or pursuant to the provisions of the German Tax Advisory Act (Steuerberatungsgesetz) or any other services that require an express official approval, licence or registration, unless the Agent or the Arranger (as the case may be) holds the required approval, licence or registration.

(j)	Notwithstanding any provision of any Finance Document to the contrary, the Agent is not obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.

(k)	In connection with HSBC Group’s commitment to comply with all applicable sanctions regimes, the Agent and any Affiliate or Subsidiary of HSBC Holdings plc may take any action in its sole and absolute discretion that it considers appropriate to comply with any law, regulation, request of a public or regulatory authority, any agreement between any member of the HSBC Group and any government authority or any HSBC Group policy that relates to the prevention of fraud, money laundering, terrorism, tax evasion, evasion of economic or trade sanctions or other criminal activities (collectively the “Relevant Requirements”). Such action may include, but is not limited to,

(i)	screening, intercepting and investigating any transaction, instruction or communication, including the source of, or intended recipient of, funds;

(ii)	delaying or preventing the processing of instructions or transactions or the Agent’s performance of its obligations under this Agreement;

(iii)	the blocking of any payment; or

(iv)	requiring the relevant party to enter into a financial crime compliance representations letter from time to time in a form and substance acceptable to the HSBC Group.

(v)	Where possible and permitted, the Agent will endeavour to notify the Company of the existence of such circumstances. To the extent permissible by law, neither the Agent nor any member of the HSBC Group will be liable for loss (however it arose) or damage suffered by any party arising out of, or caused in whole or in part by, any actions that are taken by the Agent or any other member of the HSBC Group to comply with any Relevant Requirement. In this Clause 26.7(g), “HSBC Group” means HSBC Holdings plc together with its Subsidiary undertakings from time to time.

(l)	The Agent shall be entitled to deal with money paid to it by any person for the purposes of this Agreement in the same manner as other money paid to a banker by its customers except that it shall not be liable to account to any person for any interest or other amounts in respect of the money.

26.8	Responsibility for documentation

None of the Agent or the Arranger is responsible or liable for:

(a)	the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the Agent, the Arranger, an Obligor or any other person in or in connection with any Finance Document or the transactions contemplated in the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;

(b)	the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; or

(c)	any determination as to whether any information provided or to be provided to any Finance Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise.

26.9	No duty to monitor

The Agent shall not be bound to enquire:

(a)	whether or not any Default has occurred;

(b)	as to the performance, default or any breach by any Party of its obligations under any Finance Document; or

(c)	whether any other event specified in any Finance Document has occurred.

26.10	Exclusion of liability

(a)	Without limiting paragraph (b) below (and without prejudice to any other provision of any Finance Document excluding or limiting the liability of the Agent), the Agent will not be liable (including, without limitation, for negligence or any other category of liability whatsoever) for:

(i)	any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Finance Document, unless directly caused by its gross negligence or wilful misconduct;

(ii)	exercising, or not exercising, any right, power, authority or discretion given to it by, or in connection with, any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Finance Document other than by reason of its gross negligence or wilful misconduct; or

(iii)	without prejudice to the generality of paragraphs (i) and (ii) above, any damages, costs or losses to any person, any diminution in value or any liability whatsoever (including, without limitation, for negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Agent) arising as a result of:

(A)	any act, event or circumstance not reasonably within its control; or

(B)	the general risks of investment in, or the holding of assets in, any jurisdiction,

including (in each case and without limitation) such damages, costs, losses, diminution in value or liability arising as a result of: nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets (including any Disruption Event); breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action.

(b)	No Party (other than the Agent) may take any proceedings against any officer, employee or agent of the Agent in respect of any claim it might have against the Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document and any officer, employee or agent of the Agent may rely on this paragraph (b) subject to Clause 1.4 (Third party rights) and the provisions of the Third Parties Act.

(c)	The Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by the Agent if the Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Agent for that purpose.

(d)	Nothing in this Agreement shall oblige the Agent or the Arranger to carry out:

(i)	any “know your customer” or other checks in relation to any person; or

(ii)	any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Lender or for any Affiliate of any Lender,

on behalf of any Lender and each Lender confirms to the Agent and the Arranger that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Agent or the Arranger.

(e)	Without prejudice to any provision of any Finance Document excluding or limiting the Agent’s liability, any liability of the Agent arising under or in connection with any Finance Document shall be limited to the amount of actual loss which has been suffered (as determined by reference to the date of default of the Agent or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Agent at any time which increase the amount of that loss. In no event shall the Agent be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Agent has been advised of the possibility of such loss or damages.

26.11	Lenders’ indemnity to the Agent

Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Agent, within three Business Days of demand, against any cost, loss or liability (including, without limitation, for negligence or any other category of liability whatsoever) incurred by the Agent (otherwise than by reason of the Agent’s gross negligence or wilful misconduct) (or, in the case of any cost, loss or liability pursuant to Clause 29.11 (Disruption to payment systems etc.), notwithstanding the Agent’s negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Agent) in acting as Agent under the Finance Documents (unless the Agent has been reimbursed by an Obligor pursuant to a Finance Document).

26.12	Resignation of the Agent

(a)	The Agent may resign and appoint one of its Affiliates acting through an office in the United Kingdom as successor by giving notice to the Lenders and the Company.

(b)	Alternatively the Agent may resign by giving 30 days’ notice to the Lenders and the Company, in which case the Majority Lenders (after consultation with the Company) may appoint a successor Agent.

(c)	If the Majority Lenders have not appointed a successor Agent in accordance with paragraph (b) above within 20 days after notice of resignation was given, the retiring Agent (after consultation with the Company) may appoint a successor Agent (acting through an office in the United Kingdom).

(d)	If the Agent wishes to resign because (acting reasonably) it has concluded that it is no longer appropriate for it to remain as agent and the Agent is entitled to appoint a successor Agent under paragraph (c) above, the Agent may (if it concludes (acting reasonably) that it is necessary to do so in order to persuade the proposed successor Agent to become a party to this Agreement as Agent) agree with the proposed successor Agent amendments to this Clause 26 and any other term of this Agreement dealing with the rights or obligations of the

Agent consistent with then current market practice for the appointment and protection of corporate trustees together with any reasonable amendments to the agency fee payable under this Agreement which are consistent with the successor Agent’s normal fee rates and those amendments will bind the Parties.

(e)	The retiring Agent shall, at its own cost, make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as Agent under the Finance Documents.

(f)	The Agent’s resignation notice shall only take effect upon the appointment of a successor.

(g)	Upon the appointment of a successor, the retiring Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (e) above), but shall remain entitled to the benefit of Clause 15.3 (Indemnity to the Agent) and this Clause 23 (and any agency fees for the account of the retiring Agent shall cease to accrue from (and shall be payable on) that date). Any successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

(h)	After consultation with the Company, the Majority Lenders may, by notice to the Agent, require it to resign in accordance with paragraph (b) above. In this event, the Agent shall resign in accordance with paragraph (b) above.

(i)	The Agent shall resign in accordance with paragraph (b) above if on or after the date which is three months before the earliest FATCA Application Date relating to any payment to the Agent under the Finance Documents, either:

(i)	the Agent fails to respond to a request under Clause 13.8 (FATCA Information) and the Company or a Lender reasonably believes that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;

(ii)	the information supplied by the Agent pursuant to Clause 13.8 (FATCA Information) indicates that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; or

(iii)	the Agent notifies the Company and the Lenders that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;

and (in each case) the Company or a Lender reasonably believes that a Party will be required to make a FATCA Deduction that would not be required if the Agent were a FATCA Exempt Party, and the Company or that Lender, by notice to the Agent, requires it to resign.

26.13	Replacement of the Agent

(a)	With the consent of the Company (such consent not to be unreasonably withheld), the Majority Lenders may, by giving 30 days’ notice to the Agent (or, at any time the Agent is an Impaired Agent, by giving any shorter notice determined by the Majority Lenders) replace the Agent by appointing a successor Agent (acting through an office in the United Kingdom).

(b)	The retiring Agent shall (at its own cost if it is an Impaired Agent and otherwise at the expense of the Lenders) make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as Agent under the Finance Documents.

(c)	The appointment of the successor Agent shall take effect on the date specified in the notice from the Majority Lenders to the retiring Agent. As from this date, the retiring Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (b) above) but shall remain entitled to the benefit of Clause 15.3 (Indemnity to the Agent) and this Clause 26 (and any agency fees for the account of the retiring Agent shall cease to accrue from (and shall be payable on) that date).

(a)	Any successor Agent and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party, including the capacity to represent any Finance Party for the purposes of raising any Finance Document to the status of Spanish Public Document.

26.14	Confidentiality

(a)	In acting as agent for the Finance Parties, the Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.

(b)	If information is received by another division or department of the Agent, it may be treated as confidential to that division or department and the Agent shall not be deemed to have notice of it.

26.15	Relationship with the Lenders

(a)	Subject to Clause 24.10 (Pro rata interest settlement), the Agent may treat the person shown in its records as Lender at the opening of business (in the place of the Agent’s principal office as notified to the Finance Parties from time to time) as the Lender acting through its Facility Office:

(i)	entitled to or liable for any payment due under any Finance Document on that day; and

(ii)	entitled to receive and act upon any notice, request, document or communication or make any decision or determination under any Finance Document made or delivered on that day,

unless it has received not less than five Business Days’ prior notice from that Lender to the contrary in accordance with the terms of this Agreement.

(b)	Any Lender may by notice to the Agent appoint a person to receive on its behalf all notices, communications, information and documents to be made or despatched to that Lender under the Finance Documents. Such notice shall contain the address, fax number and (where communication by electronic mail or other electronic means is permitted under Clause 31.6 (Electronic communication)) electronic mail address and/or any other information required to enable the transmission of information by that means (and, in each case, the department or officer, if any, for whose attention communication is to be made) and be treated as a notification of a substitute address, fax number, electronic mail address (or such other information), department and officer by that Lender for the purposes of Clause 31.2 (Addresses) and paragraph (a)(ii) of Clause 31.6 (Electronic communication) and the Agent shall be entitled to treat such person as the person entitled to receive all such notices, communications, information and documents as though that person were that Lender.

26.16	Credit appraisal by the Lenders

Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Lender confirms to the Agent and the Arranger that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Finance Document including but not limited to:

(a)	the financial condition, status and nature of each member of the Group;

(b)	the legality, validity, effectiveness, adequacy or enforceability of any Finance Document and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;

(c)	whether that Lender has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Finance Document, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and

(d)	the adequacy, accuracy or completeness of any information provided by the Agent, any Party or by any other person under or in connection with any Finance Document, the transactions contemplated by any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document.

26.17	Deduction from amounts payable by the Agent

If any Party owes an amount to the Agent under the Finance Documents the Agent may, after giving notice to that Party, deduct an amount not exceeding that amount from any payment to that Party which the Agent would otherwise be obliged to make under the Finance Documents and apply the amount deducted in or towards satisfaction of the amount owed. For the purposes of the Finance Documents that Party shall be regarded as having received any amount so deducted.

26.18	Role of Reference Banks

(a)	No Reference Bank is under any obligation to provide a quotation or any other information to the Agent.

(b)	No Reference Bank will be liable for any action taken by it under or in connection with any Finance Document, or for any Reference Bank Quotation, unless directly caused by its gross negligence or wilful misconduct.

(c)	No Party (other than the relevant Reference Bank) may take any proceedings against any officer, employee or agent of any Reference Bank in respect of any claim it might have against that Reference Bank or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document, or to any Reference Bank Quotation, and any officer, employee or agent of each Reference Bank may rely on this Clause 26.18 subject to Clause 1.4 (Third party rights) and the provisions of the Third Parties Act.

26.19	Third party Reference Banks

A Reference Bank which is not a Party may rely on Clause 26.18 (Role of Reference Banks), Clause 35.3 (Other exceptions) and Clause 37 (Confidentiality of Funding Rates and Reference Bank Quotations), subject to Clause 1.4 (Third party rights) and the provisions of the Third Parties Act.

26.20	Fees, commissions and expenses paid to the Agent

The fees, commissions and expenses payable to the Agent for services rendered and the performance of its obligations under this Agreement shall not be abated by any remuneration or other amounts or profits receivable by the Agent (or any of its associates) in connection with any transaction effected by the Agent with or for the Lenders or the Company.

27.	CONDUCT OF BUSINESS BY THE FINANCE PARTIES

No provision of this Agreement will:

(a)	interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;

(b)	oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or

(c)	oblige any Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax.

28.	SHARING AMONG THE FINANCE PARTIES

28.1	Payments to Finance Parties

If a Finance Party (a “Recovering Finance Party”) receives or recovers any amount from an Obligor other than in accordance with Clause 29 (Payment mechanics) (a “Recovered Amount”) and applies that amount to a payment due under the Finance Documents then:

(a)	the Recovering Finance Party shall, within three Business Days, notify details of the receipt or recovery to the Agent;

(b)	the Agent shall determine whether the receipt or recovery is in excess of the amount the Recovering Finance Party would have been paid had the receipt or recovery been received or made by the Agent and distributed in accordance with Clause 29 (Payment mechanics), without taking account of any Tax which would be imposed on the Agent in relation to the receipt, recovery or distribution; and

(c)	the Recovering Finance Party shall, within three Business Days of demand by the Agent, pay to the Agent an amount (the “Sharing Payment”) equal to such receipt or recovery less any amount which the Agent determines may be retained by the Recovering Finance Party as its share of any payment to be made, in accordance with Clause 29.6 (Partial payments).

28.2	Redistribution of payments

The Agent shall treat the Sharing Payment as if it had been paid by the relevant Obligor and distribute it between the Finance Parties (other than the Recovering Finance Party) (the “Sharing Finance Parties”) in accordance with Clause 29.6 (Partial payments) towards the obligations of that Obligor to the Sharing Finance Parties.

28.3	Recovering Finance Party’s rights

On a distribution by the Agent under Clause 28.2 (Redistribution of payments) of a payment received by a Recovering Finance Party from an Obligor, as between the relevant Obligor and the Recovering Finance Party, an amount of the Recovered Amount equal to the Sharing Payment will be treated as not having been paid by that Obligor.

28.4	Reversal of redistribution

If any part of the Sharing Payment received or recovered by a Recovering Finance Party becomes repayable and is repaid by that Recovering Finance Party, then:

(a)	each Sharing Finance Party shall, upon request of the Agent, pay to the Agent for the account of that Recovering Finance Party an amount equal to the appropriate part of its share of the Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on the Sharing Payment which that Recovering Finance Party is required to pay) (the “Redistributed Amount”); and

(b)	as between the relevant Obligor and each relevant Sharing Finance Party, an amount equal to the relevant Redistributed Amount will be treated as not having been paid by that Obligor.

28.5	Exceptions

(a)	This Clause 28 shall not apply to the extent that the Recovering Finance Party would not, after making any payment pursuant to this Clause, have a valid and enforceable claim against the relevant Obligor.

(b)	A Recovering Finance Party is not obliged to share with any other Finance Party any amount which the Recovering Finance Party has received or recovered as a result of taking legal or arbitration proceedings, if:

(i)	it notified that other Finance Party of the legal or arbitration proceedings; and

(ii)	that other Finance Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable having received notice and did not take separate legal or arbitration proceedings.

SECTION 11
ADMINISTRATION

29.	PAYMENT MECHANICS

29.1	Payments to the Agent

(a)	On each date on which an Obligor or a Lender is required to make a payment under a Finance Document, that Obligor or Lender shall make the same available to the Agent (unless a contrary indication appears in a Finance Document) for value on the due date at the time and in such funds specified by the Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment.

(b)	Payment shall be made to such account in the principal financial centre of the country of that currency (or, in relation to euro, in a principal financial centre in such Participating Member State or London, as specified by the Agent) and with such bank as the Agent, in each case, specifies.

29.2	Distributions by the Agent

Each payment received by the Agent under the Finance Documents for another Party shall, subject to Clause 29.3 (Distributions to an Obligor) and Clause 29.4 (Clawback and pre-funding) be made available by the Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Lender, for the account of its Facility Office), to such account as that Party may notify to the Agent by not less than five Business Days’ notice with a bank specified by that Party in the principal financial centre of the country of that currency (or, in relation to euro, in the principal financial centre of a Participating Member State or London, as specified by that Party).

29.3	Distributions to an Obligor

The Agent may (with the consent of the Obligor or in accordance with Clause 30 (Set- off)) apply any amount received by it for that Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Obligor under the Finance Documents or in or towards purchase of any amount of any currency to be so applied.

29.4	Clawback and pre-funding

(a)	Where a sum is to be paid to the Agent under the Finance Documents for another Party, the Agent is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum.

(b)	Unless paragraph (c) below applies, if the Agent pays an amount to another Party and it proves to be the case that the Agent had not actually received that amount, then the Party to whom that amount (or the proceeds of any related exchange contract) was paid by the Agent shall on demand refund the same to the Agent together with interest on that amount from the date of payment to the date of receipt by the Agent, calculated by the Agent to reflect its cost of funds.

(c)	If the Agent has notified the Lenders that it is willing to make available amounts for the account of a Borrower before receiving funds from the Lenders then if and to the extent that the Agent does so but it proves to be the case that it does not then receive funds from a Lender in respect of a sum which it paid to a Borrower:

(i)	the Agent shall notify the Company of that Lender’s identity and the Borrower to whom that sum was made available shall on demand refund it to the Agent; and

(ii)	the Lender by whom those funds should have been made available or, if that Lender fails to do so, the Borrower to whom that sum was made available, shall on demand pay to the Agent the amount (as certified by the Agent) which will indemnify the Agent against any funding cost incurred by it as a result of paying out that sum before receiving those funds from that Lender.

29.5	Impaired Agent

(a)	If, at any time, the Agent becomes an Impaired Agent, an Obligor or a Lender which is required to make a payment under the Finance Documents to the Agent in accordance with Clause 29.1 (Payments to the Agent) may instead either:

(i)	pay that amount direct to the required recipient(s); or

(ii)	if in its absolute discretion it considers that it is not reasonably practicable to pay that amount direct to the required recipient(s), pay that amount or the relevant part of that amount to an interest-bearing account held with an Acceptable Bank and in relation to which no Insolvency Event has occurred and is continuing, in the name of the Obligor or the Lender making the payment (the “Paying Party”) and designated as a trust account for the benefit of the Party or Parties beneficially entitled to that payment under the Finance Documents (the “Recipient Party” or “Recipient Parties”).

In each case such payments must be made on the due date for payment under the Finance Documents.

(b)	All interest accrued on the amount standing to the credit of the trust account shall be for the benefit of the Recipient Party or the Recipient Parties pro rata to their respective entitlements.

(c)	A Party which has made a payment in accordance with this Clause 29.5 shall be discharged of the relevant payment obligation under the Finance Documents and shall not take any credit risk with respect to the amounts standing to the credit of the trust account.

(d)	Promptly upon the appointment of a successor Agent in accordance with Clause 26.13 (Replacement of the Agent), each Paying Party shall (other than to the extent that that Party has given an instruction pursuant to paragraph (e) below) give all requisite instructions to the bank with whom the trust account is held to transfer the amount (together with any accrued interest) to the successor Agent for distribution to the relevant Recipient Party or Recipient Parties in accordance with Clause 29.2 (Distributions by the Agent).

(e)	A Paying Party shall, promptly upon request by a Recipient Party and to the extent:

(i)	that it has not given an instruction pursuant to paragraph (d) above; and

(ii)	that it has been provided with the necessary information by that Recipient Party,

give all requisite instructions to the bank with whom the trust account is held to transfer the relevant amount (together with any accrued interest) to that Recipient Party.

29.6	Partial payments

(a)	If the Agent receives a payment that is insufficient to discharge all the amounts then due and payable by an Obligor under the Finance Documents, the Agent shall apply that payment towards the obligations of that Obligor under the Finance Documents in the following order:

(i)	first, in or towards payment pro rata of any unpaid amount owing to the Agent under the Finance Documents;

(ii)	secondly, in or towards payment pro rata of any accrued interest, fee or commission due but unpaid under this Agreement;

(iii)	thirdly, in or towards payment pro rata of any principal due but unpaid under this Agreement; and

(iv)	fourthly, in or towards payment pro rata of any other sum due but unpaid under the Finance Documents.

(b)	The Agent shall, if so directed by the Majority Lenders, vary the order set out in paragraphs (a)(ii) to (a)(iv) above.

(c)	Paragraphs (a) and (b) above will override any appropriation made by an Obligor.

29.7	No set-off by Obligors

All payments to be made by an Obligor under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

29.8	Business Days

(a)	Any payment under any Finance Document which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

(b)	During any extension of the due date for payment of any principal or Unpaid Sum under this Agreement interest is payable on the principal or Unpaid Sum at the rate payable on the original due date.

29.9	Currency of account

(a)	Subject to paragraphs (b) to (e) below, the applicable Base Currency is the currency of account and payment for any sum due from an Obligor under any Finance Document.

(b)	A repayment of a Loan or Unpaid Sum or a part of a Loan or Unpaid Sum shall be made in the currency in which that Loan or Unpaid Sum is denominated, pursuant to this Agreement, on its due date.

(c)	Each payment of interest shall be made in the currency in which the sum in respect of which the interest is payable was denominated, pursuant to this Agreement, when that interest accrued.

(d)	Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred.

(e)	Any amount expressed to be payable in a currency other than the applicable Base Currency shall be paid in that other currency.

29.10	Change of currency

(a)	Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

(i)	any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Agent (after consultation with the Company); and

(ii)	any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Agent (acting reasonably).

(b)	If a change in any currency of a country occurs, this Agreement will, to the extent the Agent (acting reasonably and after consultation with the Company) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the Relevant Market and otherwise to reflect the change in currency.

29.11	Disruption to payment systems etc.

If either the Agent determines (in its discretion) that a Disruption Event has occurred or the Agent is notified by the Company that a Disruption Event has occurred:

(a)	the Agent may, and shall if requested to do so by the Company, consult with the Company with a view to agreeing with the Company such changes to the operation or administration of the Facilities as the Agent may deem necessary in the circumstances;

(b)	the Agent shall not be obliged to consult with the Company in relation to any changes mentioned in paragraph (a) above if, in its opinion, it is not practicable to do so in the circumstances and, in any event, shall have no obligation to agree to such changes;

(c)	the Agent may consult with the Finance Parties in relation to any changes mentioned in paragraph (a) above but shall not be obliged to do so if, in its opinion, it is not practicable to do so in the circumstances;

(d)	any such changes agreed upon by the Agent and the Company shall (whether or not it is finally determined that a Disruption Event has occurred) be binding upon the Parties as an amendment to (or, as the case may be, waiver of) the terms of the Finance Documents notwithstanding the provisions of Clause 35 (Amendments and Waivers);

(e)	the Agent shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever (including, without limitation for negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Agent) arising as a result of its taking, or failing to take, any actions pursuant to or in connection with this Clause 29.11; and

(f)	the Agent shall notify the Finance Parties of all changes agreed pursuant to paragraph (d) above.

30.	SET-OFF

A Finance Party may set off any matured obligation due from an Obligor under the Finance Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to that Obligor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

31.	NOTICES

31.1	Communications in writing

Any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by fax or letter or pursuant to Clause 31.6 (Electronic communication).

31.2	Addresses

The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents is:

(a)	in the case of the Company, that identified with its name in the signature pages to the Amendment and Restatement Agreement;

(b)	in the case of each Lender or any other Obligor, that notified in writing to the Agent on or prior to the date on which it becomes a Party; and

(c)	in the case of the Agent, that identified with its name in the signature pages to the Amendment and Restatement Agreement,

or any substitute address or fax number or department or officer as the Party may notify to the Agent (or the Agent may notify to the other Parties, if a change is made by the Agent) by not less than five Business Days’ notice.

31.3	Delivery

(a)	Any communication or document made or delivered by one person to another under or in connection with the Finance Documents will only be effective:

(i)	if by way of fax, when received in legible form; or

(ii)	if by way of letter, when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address,

and, if a particular department or officer is specified as part of its address details provided under Clause 31.2 (Addresses), if addressed to that department or officer.

(b)	Any communication or document to be made or delivered to the Agent will be effective only when actually received by the Agent and then only if it is expressly marked for the attention of the department or officer identified with the Agent’s signature below (or any substitute department or officer as the Agent shall specify for this purpose).

(c)	All notices from or to an Obligor shall be sent through the Agent.

(d)	Any communication or document made or delivered to the Company in accordance with this Clause will be deemed to have been made or delivered to each of the Obligors.

(e)	Any communication or document which becomes effective, in accordance with paragraphs (a) to (d) above, after 5:00 p.m. in the place of receipt shall be deemed only to become effective on the following day.

31.4	Notification of address and fax number

Promptly upon changing its address or fax number, the Agent shall notify the other Parties.

31.5	Communication when Agent is Impaired Agent

If the Agent is an Impaired Agent the Parties may, instead of communicating with each other through the Agent, communicate with each other directly and (while the Agent is an Impaired Agent) all the provisions of the Finance Documents which require communications to be made or notices to be given to or by the Agent shall be varied so that communications may be made and notices given to or by the relevant Parties directly. This provision shall not operate after a replacement Agent has been appointed.

31.6	Electronic communication

(a)	Any communication or document to be made or delivered by one Party to another under or in connection with the Finance Documents may be made or delivered by electronic mail or other electronic means (including, without limitation, by way of posting to a secure website) if those two Parties:

(i)	notify each other in writing of their electronic mail address and/or any other information required to enable the transmission of information by that means; and

(ii)	notify each other of any change to their address or any other such information supplied by them by not less than five Business Days’ notice.

(b)	Any such electronic communication or delivery as specified in paragraph (a) above to be made between an Obligor and a Finance Party may only be made in that way to the extent that those two Parties agree that, unless and until notified to the contrary, this is to be an accepted form of communication or delivery.

(c)	Any such electronic communication or document as specified in paragraph (a) above made or delivered by one Party to another will be effective only when actually received (or made available) in readable form and in the case of any electronic communication or document made or delivered by a Party to the Agent only if it is addressed in such a manner as the Agent shall specify for this purpose.

(d)	Any electronic communication or document which becomes effective, in accordance with paragraph (c) above, after 5:00 p.m. in the place in which the Party to whom the relevant communication or document is sent or made available has its address for the purpose of this Agreement shall be deemed only to become effective on the following day.

(e)	Any reference in a Finance Document to a communication being sent or received or a document being delivered shall be construed to include that communication or document being made available in accordance with this Clause 31.6.

31.7	English language

(a)	Any notice given under or in connection with any Finance Document must be in English.

(b)	All other documents provided under or in connection with any Finance Document must be:

(i)	in English; or

(ii)	if not in English, and if so required by the Agent, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

32.	CALCULATIONS AND CERTIFICATES

32.1	Accounts

In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate.

32.2	Certificates and determinations

Any certification or determination by a Finance Party of a rate or amount under any Finance Document shall set out (in reasonable detail, provided that it shall not be required to disclose confidential or proprietary information) the basis of calculation of that rate or amount and is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

32.3	Day count convention

Any interest, commission or fee accruing under a Finance Document will accrue from day to day and is calculated on the basis of the actual number of days elapsed and a year of 365 days or, in any case where the practice in the Relevant Market differs, in accordance with that market practice.

33.	PARTIAL INVALIDITY

If, at any time, any provision of a Finance Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

34.	REMEDIES AND WAIVERS

No failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under a Finance Document shall operate as a waiver of any such right or remedy or constitute an election to affirm any of the Finance Documents. No election to affirm any Finance Document on the part of any Finance Party shall be effective unless it is in writing. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in each Finance Document are cumulative and not exclusive of any rights or remedies provided by law.

35.	AMENDMENTS AND WAIVERS

35.1	Required consents

(a)	Subject to Clause 35.2 (All Lender matters) and Clause 35.3 (Other exceptions) any term of the Finance Documents may be amended or waived only with the consent of the Majority Lenders and the Obligors and any such amendment or waiver will be binding on all Parties.

(b)	The Agent may effect, on behalf of any Finance Party, any amendment or waiver permitted by this Clause 35.

(c)	Paragraph (c) of Clause 24.9 (Pro rata interest settlement) shall apply to this Clause 46.

35.2	All Lender matters

Subject to Clause 35.4 (Replacement of Screen Rate), an amendment or waiver of any term of any Finance Document that has the effect of changing or which relates to:

(a)	the definition of “Majority Lenders” in Clause 1.1 (Definitions);

(b)	other than in accordance with Clause 5.6 (Extension Option), an extension to the date of payment of any amount under the Finance Documents;

(c)	a reduction in the Margin or a reduction in the amount of any payment of principal, interest, fees or commission payable (except pursuant to the operation of the margin ratchet set out in the definition of Margin);

(d)	a change in currency of payment of any amount under the Finance Documents;

(e)	an increase in any Commitment, an extension of the Availability Period or any requirement that a cancellation of Commitments reduces the Commitments of the Lenders rateably under the relevant Facility (other than in accordance with Clause 2.2 (Increase) or Clause 2.3 (Accordion Option));

(f)	a change to the Borrowers or Guarantors (other than in accordance with Clause 25 (Changes to the Obligors));

(g)	any provision which expressly requires the consent of all the Lenders;

(h)	any Sanctions related definition in Clause 1.1 (Definitions), Clause 19.15 (Sanctions), Clause 22.10 (Sanctions) or Clause 23.3 (Sanctions);

(i)	Clause 2.4 (Finance Parties’ rights and obligations), Clause 5.1 (Delivery of a Utilisation Request), Clause 8.1 (Illegality), Clause 8.2 (Change of control), Clause 24 (Changes to the Lenders), Clause 25 (Changes to the Obligors), Clause 28 (Sharing among the Finance Parties), this Clause 35, Clause 40 (Governing law) or Clause 41.1 (Jurisdiction); or

(j)	the nature or scope of the guarantee and indemnity granted under Clause 18 (Guarantee and indemnity),

shall not be made without the prior consent of all the Lenders.

35.3	Other exceptions

An amendment or waiver which relates to the rights or obligations of the Agent, the Arranger or a Reference Bank (each in their capacity as such) may not be effected without the consent of the Agent, the Arranger or that Reference Bank, as the case may be.

35.4	Replacement of Screen Rate

(a)	Subject to Clause 35.3 (Other exceptions), if a Screen Rate Replacement Event has occurred in relation to any Screen Rate for a currency which can be selected for a Loan, any amendment or waiver which relates to:

(i)	providing for the use of a Replacement Benchmark in relation to that currency in place of that Screen Rate; and

(ii)

(A)	aligning any provision of any Finance Document to the use of that Replacement Benchmark;

(B)	enabling that Replacement Benchmark to be used for the calculation of interest under this Agreement (including, without limitation, any consequential changes required to enable that Replacement Benchmark to be used for the purposes of this Agreement);

(C)	implementing market conventions applicable to that Replacement Benchmark;

(D)	providing for appropriate fallback (and market disruption) provisions for that Replacement Benchmark; or

(E)	adjusting the pricing to reduce or eliminate, to the extent reasonably practicable, any transfer of economic value from one Party to another as a result of the application of that Replacement Benchmark (and if any adjustment or method for calculating any adjustment has been formally designated, nominated or recommended by the Relevant Nominating Body, the adjustment shall be determined on the basis of that designation, nomination or recommendation),

may be made with the consent of the Agent (acting on the instructions of the Majority Lenders) and the Parent.

(b)	If any Lender fails to respond to a request for an amendment or waiver described in paragraph (a) above within 15 Business Days (or such longer time period in relation to any request which the Company and the Agent may agree) of that request being made:

(i)	its Commitment(s) shall not be included for the purpose of calculating the Total Commitments under the relevant Facility/ies when ascertaining whether any relevant percentage of Total Commitments has been obtained to approve that request; and

(ii)	its status as a Lender shall be disregarded for the purpose of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve that request.

35.5	Disenfranchisement of Defaulting Lenders

(a)	For so long as a Defaulting Lender has any Available Commitment, in ascertaining:

(i)	the Majority Lenders; or

(ii)	whether:

(A)	any given percentage (including, for the avoidance of doubt, unanimity) of the Total Commitments under the relevant Facility/ies; or

(B)	the agreement of any specified group of Lenders,

has been obtained to approve any request for a consent, waiver, amendment or other vote under the Finance Documents,

that Defaulting Lender’s Commitment(s) under the relevant Facility/ies will be reduced by the amount of its Available Commitment under the relevant Facility/ies and to the extent that that reduction results in that Defaulting Lender’s Commitment(s) being zero, that Defaulting Lender shall be deemed not to be a Lender for the purposes of paragraphs (i) and (ii) above.

(b)	For the purposes of this Clause 35.5, the Agent may assume that the following Lenders are Defaulting Lenders:

(i)	any Lender which has notified the Agent that it has become a Defaulting Lender;

(ii)	any Lender in relation to which it is aware that any of the events or circumstances referred to in paragraphs (a), (b) or (c) of the definition of “Defaulting Lender” has occurred,

unless it has received notice to the contrary from the Lender concerned (together with any supporting evidence reasonably requested by the Agent) or the Agent is otherwise aware that the Lender has ceased to be a Defaulting Lender.

35.6	Excluded Commitments

If any Defaulting Lender fails to respond to a request for a consent, waiver, amendment of or in relation to any term of any Finance Document or any other vote of Lenders under the terms of this Agreement within ten Business Days (unless the Company and the Agent agree to a longer time period in relation to any request) of that request being made:

(a)	its Commitments shall not be included for the purpose of calculating the Total Commitments under the relevant Facility/ies when ascertaining whether any relevant percentage (including, for the avoidance of doubt, unanimity) of Total Commitments has been obtained to approve that request; and

(b)	its status as a Lender shall be disregarded for the purpose of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve that request.

35.7	Replacement of a Defaulting Lender

(a)	The Company may, at any time a Lender has become and continues to be a Defaulting Lender, by giving ten Business Days’ prior written notice to the Agent and such Lender:

(i)	replace such Lender by requiring such Lender to (and to the extent permitted by law, such Lender shall) transfer pursuant to Clause 24 (Changes to the Lenders) all (and not part only) of its rights and obligations under this Agreement; or

(ii)	require such Lender to (and to the extent permitted by law, such Lender shall) transfer pursuant to Clause 24 (Changes to the Lenders) all (and not part only) of the undrawn Commitments of the Lender, to an Eligible Institution (a “Replacement Lender”) which confirms its willingness to assume and does assume all the obligations or all the relevant obligations of the transferring Lender in accordance with Clause 24 (Changes to the Lenders) for a purchase price in cash payable at the time of transfer which is either:

(A)	in an amount equal to the outstanding principal amount of such Lender’s participation in the outstanding Loans and all accrued interest (to the extent that the Agent has not given a notification under Clause 24.10 (Pro rata interest settlement)), Break Costs and other amounts payable in relation thereto under the Finance Documents; or

(B)	in an amount agreed between that Defaulting Lender, the Replacement Lender and the Company and which does not exceed the amount described in paragraph (A) above.

(b)	Any transfer of rights and obligations of a Defaulting Lender pursuant to this Clause shall be subject to the following conditions:

(i)	the Company shall have no right to replace the Agent;

(ii)	neither the Agent nor the Defaulting Lender shall have any obligation to the Company to find a Replacement Lender;

(iii)	the transfer must take place no later than fifteen after the notice referred to in paragraph (a) above;

(iv)	in no event shall the Defaulting Lender be required to pay or surrender to the Replacement Lender any of the fees received by the Defaulting Lender pursuant to the Finance Documents; and

(v)	the Defaulting Lender shall only be obliged to transfer its rights and obligations pursuant to paragraph (a) above once it is satisfied that it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to that transfer to the Replacement Lender.

(c)	The Defaulting Lender shall perform the checks described in paragraph (b)(v) above as soon as reasonably practicable following delivery of a notice referred to in paragraph (a) above and shall notify the Agent and the Company when it is satisfied that it has complied with those checks.

36.	CONFIDENTIAL INFORMATION

36.1	Confidentiality

Each Finance Party agrees to keep all Confidential Information confidential and not to disclose it to anyone, save to the extent permitted by Clause 36.2 (Disclosure of Confidential Information) and Clause 36.3 (Disclosure to numbering service providers), and to ensure that all Confidential Information is protected with security measures and a degree of care that would apply to its own confidential information.

36.2	Disclosure of Confidential Information

Any Finance Party may disclose:

(a)	to any of its Affiliates and Related Funds and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives such Confidential Information as that Finance Party shall consider appropriate if any person to whom the Confidential Information is to be given pursuant to this paragraph (a) is informed in writing of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information;

(b)	to any person:

(i)	to (or through) whom it assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Finance Documents or which succeeds (or which may potentially succeed) it as Agent and, in each case, to any of that person’s Affiliates, Related Funds, Representatives and professional advisers;

(ii)	with (or through) whom it enters into (or may potentially enter into), whether directly or indirectly, any sub-participation in relation to, or any other transaction under which payments are to be made or may be made by reference to, one or more Finance Documents and/or one or more Obligors and to any of that person’s Affiliates, Related Funds, Representatives and professional advisers;

(iii)	appointed by any Finance Party or by a person to whom paragraph (b)(i) or (ii) above applies to receive communications, notices, information or documents delivered pursuant to the Finance Documents on its behalf (including, without limitation, any person appointed under paragraph (b) of Clause 26.15 (Relationship with the Lenders));

(iv)	who invests in or otherwise finances (or may potentially invest in or otherwise finance), directly or indirectly, any transaction referred to in paragraph (b)(i) or (b)(ii) above;

(v)	to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation;

(vi)	to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes;

(vii)	to whom or for whose benefit that Finance Party charges, assigns or otherwise creates Security (or may do so) pursuant to Clause 24.9 (Security over Lenders’ rights);

(viii)	who is a Party; or

(ix)	with the consent of the Company;

in each case, such Confidential Information as that Finance Party shall consider appropriate if:

(A)	in relation to paragraphs (b)(i), (b)(ii) and (b)(iii) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking except that there shall be no requirement for a Confidentiality Undertaking if the recipient is a professional adviser and is subject to professional obligations to maintain the confidentiality of the Confidential Information;

(B)	in relation to paragraph (b)(iv) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking or is otherwise bound by requirements of confidentiality in relation to the Confidential Information they receive and is informed that some or all of such Confidential Information may be price-sensitive information;

(C)	in relation to paragraphs (b)(v), (b)(vi) and (b)(vii) above, the person to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of that Finance Party, it is not practicable so to do in the circumstances; and

(c)	to any person appointed by that Finance Party or by a person to whom paragraph (b)(i) or (b)(ii) above applies to provide administration or settlement services in respect of one or more of the Finance Documents including without limitation, in relation to the trading of participations in respect of the Finance Documents, such Confidential Information as may be required to be disclosed to enable such service provider to provide any of the services referred to in this paragraph (c) if the service provider to whom the Confidential Information is to be given has entered into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Company and the relevant Finance Party; and

(d)	to any rating agency (including its professional advisers) such Confidential Information as may be required to be disclosed to enable such rating agency to carry out its normal rating activities in relation to the Finance Documents and/or the Obligors if the rating agency to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information.

36.3	Disclosure to numbering service providers

(a)	Any Finance Party may disclose to any national or international numbering service provider appointed by that Finance Party to provide identification numbering services in respect of this Agreement, the Facilities and/or one or more Obligors the following information:

(i)	names of Obligors;

(ii)	country of domicile of Obligors;

(iii)	place of incorporation of Obligors;

(iv)	date of this Agreement;

(v)	Clause 40 (Governing law);

(vi)	the names of the Agent and the Arranger;

(vii)	date of each amendment and restatement of this Agreement;

(viii)	amounts of, and names of, the Facilities (and any tranches);

(ix)	amount of Total Commitments;

(x)	currencies of the Facilities;

(xi)	type of Facilities;

(xii)	ranking of Facilities;

(xiii)	Termination Date for the Facilities;

(xiv)	changes to any of the information previously supplied pursuant to paragraphs (i) to (xiii) above; and

(xv)	such other information agreed between such Finance Party and the Company,

to enable such numbering service provider to provide its usual syndicated loan numbering identification services.

(b)	The Parties acknowledge and agree that each identification number assigned to this Agreement, the Facilities and/or one or more Obligors by a numbering service provider and the information associated with each such number may be disclosed to users of its services in accordance with the standard terms and conditions of that numbering service provider.

(c)	Each Obligor represents that none of the information set out in paragraphs (i) to (xv) of paragraph (a) above is, nor will at any time be, unpublished price- sensitive information.

(d)	The Agent shall notify the Company and the other Finance Parties of:

(i)	the name of any numbering service provider appointed by the Agent in respect of this Agreement, the Facilities and/or one or more Obligors; and

(ii)	the number or, as the case may be, numbers assigned to this Agreement, the Facilities and/or one or more Obligors by such numbering service provider.

36.4	Entire agreement

This Clause 36 constitutes the entire agreement between the Parties in relation to the obligations of the Finance Parties under the Finance Documents regarding Confidential Information and supersedes any previous agreement, whether express or implied, regarding Confidential Information.

36.5	Inside information

Each of the Finance Parties acknowledges that some or all of the Confidential Information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and each of the Finance Parties undertakes not to use any Confidential Information for any unlawful purpose.

36.6	Notification of disclosure

Each of the Finance Parties agrees (to the extent permitted by law and regulation) to inform the Company:

(a)	of the circumstances of any disclosure of Confidential Information made pursuant to paragraph (b)(v) of Clause 36.2 (Disclosure of Confidential Information) except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and

(b)	upon becoming aware that Confidential Information has been disclosed in breach of this Clause 36.

36.7	Continuing obligations

The obligations in this Clause 36 are continuing and, in particular, shall survive and remain binding on each Finance Party for a period of twelve months from the earlier of:

(a)	the date on which all amounts payable by the Obligors under or in connection with this Agreement have been paid in full and all Commitments have been cancelled or otherwise cease to be available; and

(b)	the date on which such Finance Party otherwise ceases to be a Finance Party.

37.	CONFIDENTIALITY OF FUNDING RATES AND REFERENCE BANK QUOTATIONS

37.1	Confidentiality and disclosure

(a)	The Agent and each Obligor agree to keep each Funding Rate (and, in the case of the Agent, each Reference Bank Quotation) confidential and not to disclose it to anyone, save to the extent permitted by paragraphs (b), (c) and (d) below.

(b)	The Agent may disclose:

(i)	any Funding Rate (but not, for the avoidance of doubt, any Reference Bank Quotation) to the relevant Borrower pursuant to Clause 9.4 (Notification of rates of interest); and

(ii)	any Funding Rate or any Reference Bank Quotation to any person appointed by it to provide administration services in respect of one or more of the Finance Documents to the extent necessary to enable such service provider to provide those services if the service provider to whom that information is to be given has entered into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Agent and the relevant Lender or Reference Bank, as the case may be.

(c)	The Agent may disclose any Funding Rate or any Reference Bank Quotation, and each Obligor may disclose any Funding Rate, to:

(i)	any of its Affiliates and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives if any person to whom that Funding Rate or Reference Bank Quotation is to be given pursuant to this paragraph (i) is informed in writing of its confidential nature and that it may be price- sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of that Funding Rate or Reference Bank Quotation or is otherwise bound by requirements of confidentiality in relation to it;

(ii)	any person to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation if the person to whom that Funding Rate or Reference Bank Quotation is to be given is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of the Agent or the relevant Obligor, as the case may be, it is not practicable to do so in the circumstances;

(iii)	any person to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes if the person to whom that Funding Rate or Reference Bank Quotation is to be given is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of the Agent or the relevant Obligor , as the case may be, it is not practicable to do so in the circumstances ; and

(iv)	any person with the consent of the relevant Lender or Reference Bank, as the case may be.

(d)	The Agent’s obligations in this Clause 37 relating to Reference Bank Quotations are without prejudice to its obligations to make notifications under Clause 9.4 (Notification of rates of interest) provided that (other than pursuant to paragraph (b)(i) above) the Agent shall not include the details of any individual Reference Bank Quotation as part of any such notification.

37.2	Related obligations

(a)	The Agent and each Obligor acknowledge that each Funding Rate (and, in the case of the Agent, each Reference Bank Quotation) is or may be price- sensitive information and that its use may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and the Agent and each Obligor undertake not to use any Funding Rate or, in the case of the Agent, any Reference Bank Quotation for any unlawful purpose.

(b)	The Agent and each Obligor agree (to the extent permitted by law and regulation) to inform the relevant Lender or Reference Bank, as the case may be:

(i)	of the circumstances of any disclosure made pursuant to paragraph (c)(ii) of Clause 37.1 (Confidentiality and disclosure) except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and

(ii)	upon becoming aware that any information has been disclosed in breach of this Clause 37.

37.3	No Event of Default

No Event of Default will occur under Clause 23.3 (Other obligations) by reason only of an Obligor’s failure to comply with this Clause 37.

38.	COUNTERPARTS

Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

39.	CONTRACTUAL RECOGNITION OF BAIL-IN

39.1	Bail-in

Notwithstanding any other term of any Finance Document or any other agreement, arrangement or understanding between the Parties, each Party acknowledges and accepts that any liability of any Party to any other Party under or in connection with the Finance Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:

(a)	any Bail-In Action in relation to any such liability, including (without limitation):

(i)	a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;

(ii)	a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and

(iii)	a cancellation of any such liability; and

(b)	a variation of any term of any Finance Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability.

39.2	Definitions

In this Agreement:

“Article 55 BRRD” means Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms.

“Bail-In Action” means the exercise of any Write-down and Conversion Powers.

“Bail-In Legislation” means in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 BRRD, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time.

“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.

“EU Bail-In Legislation Schedule” means the document described as such and published by the Loan Market Association (or any successor person) from time to time.

“Resolution Authority” means any body which has authority to exercise any Write- down and Conversion Powers.

“UK Bail-In Legislation” means (to the extent that the United Kingdom is not an EEA Member Country which has implemented, or implements, Article 55 BRRD) Part I of the United Kingdom Banking Act 2009 and any other law or regulation applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings).

“Write-down and Conversion Powers” means:

(a)	in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule; and

(b)	in relation to any UK Bail-In Legislation:

(i)	any powers under that UK Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that UK Bail-In Legislation that are related to or ancillary to any of those powers; and

(ii)	any similar or analogous powers under that UK Bail-In Legislation.

SECTION 12

GOVERNING LAW AND ENFORCEMENT

40.	GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

41.	ENFORCEMENT

41.1	Jurisdiction

(a)	Each of the Parties hereby submits to the exclusive jurisdiction of the courts of England to settle any dispute arising out of or in connection with the Finance Documents (including a dispute relating to the existence, validity or termination of a Finance Document or any non-contractual obligations arising out of or in connection with this Agreement) (a “Dispute”).

(b)	The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

(c)	Notwithstanding paragraphs (a) and (b) above, no Finance Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties may take concurrent proceedings in any number of jurisdictions.

41.2	Enforcement actions in Spain

(a)	For the purposes of article 572 of the Spanish Civil Procedural Law (Ley de Enjuiciamiento Civil), the Parties expressly agree that upon the occurrence of an Event of Default, the Agent (and/or any Finance Party) will calculate the amount due following its accounting provisions (based on the total aggregate amount of the balance of the accounts maintained by the Agent (or the relevant Finance Party, as the case may be)) and it will issue the relevant certificate (which will be upheld valid in a Court and shall produce all legal effects) detailing the total due amount as of the date of its issuance. For the purposes of Articles 571 et seq. of the Spanish Civil Procedural Law (Ley de Enjuiciamiento Civil), the Parties expressly agree that such balances shall be considered as due, liquid and payable and may be claimed pursuant to the same provisions of such law.

(b)	For any enforcement actions in Spain the submission of a “copia autorizada” or “testimonio con carácter ejecutivo” of this Agreement, together with the certificate referred to in article 517.2.5 of the Spanish Civil Procedural Law (Ley de Enjuiciamiento Civil), should this be the case, and the submission of another certificate issued by an authorised representative of the Agent (and/or the relevant Finance Party) establishing the due amount by the Obligors hereunder, in which the Notary witnessing such certificate, at the Agent’s (and/or the relevant Finance Party ‘s) request, will certify that the said balance coincides with that set out in the Agent’s (and/or the relevant Finance Party’s)

accounts referred to in Clause 33.1 above and that the settlement of the due amount has been made in the manner agreed by the Parties in this Agreement.

41.3	Service of process

Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales):

(a)	irrevocably appoints the Company as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

(b)	agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

THE ORIGINAL PARTIES

PART I

THE ORIGINAL OBLIGORS

Name of Original Borrower	Registration number (or equivalent, if any)	Original Jurisdiction

Just Eat Holding Limited	05438939	England and Wales

Just Eat Limited	06947854	England and Wales

Name of Original Guarantor	Registration number (or equivalent, if any)

Eat Now Services Pty Ltd	ABN 59 138 659 588	Australia

Just Eat Denmark Holding ApS	35143416	Denmark

Just Eat Holding Limited	05438939	England and Wales

Just Eat Host A/S	25487389	Denmark

Just Eat Limited	06947854	England and Wales

Just Eat.co.uk Limited	04656315	England and Wales

Just Eat.dk ApS	25537335	Denmark

Just-Eat Ireland Limited	457475	Ireland

Just-Eat Spain S.L.U	B86008539	Spain

Just-eat.lu S.à r.l	R.C.S. Luxembourg B 176.212	Luxembourg

Menulog Group Ltd	ACN 603 840 820	Australia

Menulog Pty Ltd	ABN 76 120 943 615	Australia

SkipTheDishes Restaurant Services Inc[2]	11160745	Canada

[2]	Just Eat Canada Inc (2206170) merged with SkipTheDishes Restaurant Services Inc (with SkipTheDishes Restaurant Services Inc being the surviving entity) after the date of this Agreement.

PART II

THE ORIGINAL LENDERS

[***]

SCHEDULE 2
CONDITIONS PRECEDENT

PART I

CONDITIONS PRECEDENT TO INITIAL UTILISATION

[Note: the following conditions precedent were satisfied prior to the first Utilisation. The conditions precedent to the Amendment and Restatement Agreement are set out in that agreement.]

1.	Original Obligors

(a)	A copy of the constitutional documents of each Original Obligor which shall, in respect of any Original Obligor with an Original Jurisdiction of:

(i)	Denmark, mean a copy of the articles of association (in Danish: vedtægter) and an online transcript from the Danish Business Authority (in Danish: fuldstændig rapport fra Erhvervsstyrelsen) shall be provided in connection with this paragraph (a); or

(ii)	Spain, mean: (a) its deed of incorporation and (b) an up-to-date excerpt (certificación literal) from the relevant Commercial Registry in respect of such Spanish Obligor including, in particular, reference to (i) its valid incorporation and existence; (ii) the current composition of its governing body; (iii) that the company´s registry records (hoja registral) is not closed; (iv) that no decision for its dissolution, liquidation or insolvency has been registered and (v) containing the up to date by-laws);

(iii)	Luxembourg, mean:

(A)	a copy of the articles of association (statuts) of such Obligor;

(B)	an excerpt (extrait) from the Luxembourg Register of Commerce and Companies in respect of such Obligor dated on the date of this Agreement and certified by an authorised signatory of such Obligor;

(C)	a certificate (certificat de non-inscription d’une décision judiciaire) from the Luxembourg Register of Commerce and Companies in respect of such Obligor dated on the date of this Agreement and stating that no judicial decision has been registered with the Luxembourg Register of Commerce and Companies by application of article 13, items 2 to 12 and article 14 of the Luxembourg law dated 19 December 2002 relating to the register of commerce and companies and certified by an authorised signatory of such Obligor; and

(D)	a certificate signed by a manager of the Luxembourg Obligor certifying that (A) it is not subject to bankruptcy (faillite), controlled management (gestion contrôlée), suspension of payments (sursis de paiement), arrangement with creditors

(concordat préventif de faillite) or voluntary or judicial liquidation (liquidation volontaire ou judiciaire) proceedings, (B) it is not in a state of cessation of payments (cessation de payments) and has not lost its commercial creditworthiness (ébranlement de credit), (C) no application has been made by it or, as far as it is aware, by any other entitled person for the appointment of a commissaire, juge-commissaire, liquidateur, curateur or similar officer pursuant to any insolvency or similar proceedings, and (D) to the best of its knowledge, no petition for the opening of such proceedings has been presented by it or by any other person entitled to do so.

(b)	A copy of a resolution (or, in the case of an Australian Obligor, an extract thereof) of the board of directors or managers of each Original Obligor:

(i)	approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party and resolving that it execute the Finance Documents to which it is a party;

(ii)	authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf;

(iii)	authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any Utilisation Request) to be signed and/or despatched by it under or in connection with the Finance Documents to which it is a party; and

(iv)	in the case of an Obligor other than the Company, authorising the Company to act as its agent in connection with the Finance Documents.

(c)	A specimen of the signature of each person authorised by the resolution referred to in paragraph (ii) above.

(d)	A copy of a resolution signed by all the holders of the issued shares in each Original Guarantor (other than (i) the Company, and (ii) any Obligor incorporated in Australia, Denmark or Luxembourg), approving the terms of, and the transactions contemplated by, the Finance Documents to which that Original Guarantor is a party.

(e)	A certificate of the Company (signed by a director) confirming that borrowing or guaranteeing, as appropriate, the Total Commitments would not cause any borrowing, guaranteeing or similar limit binding on any Original Obligor to be exceeded.

(f)	A certificate of an authorised signatory of the relevant Original Obligor certifying that each copy document relating to it specified in this Part I of Schedule 2 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

(g)	In respect of each Irish Obligor, a certificate (signed by a director) certifying certain factual information about that Irish Obligor including confirmations in respect of Section 239 and 82 of the Irish Companies Act.

(h)	In respect of each Australian Obligor, a certificate (signed by a director) certifying that:

(i)	there will be no contravention of, and neither is it prohibited by, Chapter 2E of the Australian Corporations Act or any other provision of the Australian Corporations Act from entering into and delivering the Finance Documents to which it is a party and the performance of any of its obligations under those documents;

(ii)	it is solvent and there are no reasonable grounds to suspect that it will become insolvent by entering into and complying with its obligations under the Finance Documents; and

(iii)	borrowing or guaranteeing, as appropriate, the Total Commitments would not cause any borrowing, guaranteeing or similar limit binding on that Australian Obligor to be exceeded.

2.	Finance Documents

(a)	A duly executed copy of this Agreement.

(b)	A duly executed copy of each Fee Letter.

3.	Legal opinions

(a)	A legal opinion of Clifford Chance LLP, legal advisers to the Arranger and the Agent in England, substantially in the form distributed to the Original Lenders prior to signing this Agreement.

(b)	A legal opinion of Clifford Chance SCS, legal advisers to the Arranger and the Agent in Luxembourg, substantially in the form distributed to the Original Lenders prior to signing this Agreement.

(c)	A legal opinion of Clifford Chance, legal advisers to the Arranger and the Agent in Australia, substantially in the form distributed to the Original Lenders prior to signing this Agreement.

(d)	A legal opinion of Arthur Cox, legal advisers to the Arranger and the Agent in Ireland, substantially in the form distributed to the Original Lenders prior to signing this Agreement.

(e)	A legal opinion of Gorrissen Federspiel Advokatpartnerselskab, legal advisers to the Arranger and the Agent in Denmark substantially in the form distributed to the Original Lenders prior to signing this Agreement.

(f)	A legal opinion of Ogier, legal advisers to the Company in Luxembourg substantially in the form distributed to the Original Lenders prior to signing this Agreement.

(g)	A capacity legal opinion of LaBarge Weinstein LLP, legal advisers to the Company in Canada substantially in the form distributed to the Original Lenders prior to signing this Agreement.

(h)	A capacity legal opinion of Cuatrecasas, Gonçalves Pereira S.L.P., legal advisers to the Company in Spain substantially in the form distributed to the Original Lenders prior to signing this Agreement.

4.	Other documents and evidence

(a)	A certified copy of the Group Structure Chart.

(b)	A Compliance Certificate confirming:

(i)	that the Company is in compliance with Clause 22.8 (Guarantors); and

(ii)	the list of Material Subsidiaries as at the date of the Agreement.

(c)	A copy of any other Authorisation or other document, opinion or assurance which the Agent considers to be necessary or desirable (if it has notified the Company accordingly) in connection with the entry into and performance of the transactions contemplated by any Finance Document or for the validity and enforceability of any Finance Document.

(d)	Evidence that all amounts outstanding under the Existing Facilities have been, or will simultaneously with first Utilisation be, repaid in full and irrevocably cancelled and that any related Security and guarantees will be released and discharged on or before the first Utilisation Date.

(e)	The copy of the Original Financial Statements of the Company.

(f)	Any document requested by an Original Lender in respect of its “know your customer” or similar procedures in respect of the Original Obligors.

(g)	Evidence that the fees, costs and expenses then due from the Company or any Borrower pursuant to Clause 12 (Fees) and Clause 17 (Costs and expenses) have been paid or will be paid by the first Utilisation Date.

PART II

CONDITIONS PRECEDENT REQUIRED TO BE
DELIVERED BY AN ADDITIONAL OBLIGOR

1.	An Accession Letter, duly executed by the Additional Obligor and the Company.

2.	A copy of the constitutional documents of the Additional Obligor (including, in relation to an Additional Obligor incorporated or established in Spain, its deed of incorporation and an up-to-date excerpt (certificación literal) from the relevant Commercial Registry in respect of such Additional Obligor including, in particular, reference to (i) its valid incorporation and existence; (ii) the current composition of its governing body; (iii) that the company´s registry records (hoja registral) is not closed; (iv) that no decision for its dissolution, liquidation or insolvency has been registered and (v) containing the up to date by-laws and, in relation to an Additional Obligor incorporated or established in The Netherlands, (i) a copy of the articles of association (statuten) and deed of incorporation (oprichtingsakte) of the Additional Obligor, as well as an extract (uittreksel) from the Dutch Commercial Register (Handelsregister) of such Additional Obligor).

3.	A copy of a resolution (or extract resolution) of the board of directors of the Additional Obligor (or, in relation to an Additional Obligor incorporated or established in Germany, a copy of a resolution signed by all the holders of the issued shares (Gesellschafterbeschluss) of such Additional Obligor and/or, if applicable, a copy of a resolution of the supervisory board (Aufsichtsrat) and/or advisory board (Beirat) of such Additional Obligor):

(a)	approving the terms of, and the transactions contemplated by, the Accession Letter and the Finance Documents and resolving that it execute the Accession Letter;

(b)	authorising a specified person or persons to execute the Accession Letter on its behalf; and

(c)	authorising a specified person or persons, on its behalf, to sign and/or despatch all other documents and notices (including, in relation to an Additional Borrower, any Utilisation Request) to be signed and/or despatched by it under or in connection with the Finance Documents.

4.	A specimen of the signature of each person authorised by the resolution referred to in paragraph 3 above.

5.	If required under applicable law, or reasonably requested by the Agent for the purpose of delivering a legal opinion pursuant to paragraph 13 or 14 below, a copy of a resolution of the board of supervisory directors of the Additional Obligor approving the terms of the resolutions referred to under 3 above.

6.	If required under applicable law, or reasonably requested by the Agent for the purpose of delivering a legal opinion pursuant to paragraph 13 or 14 below, a copy of a resolution signed by all the holders of the issued shares of the Additional Guarantor, approving the terms of, and the transactions contemplated by, the Finance Documents to which the Additional Guarantor is a party.

7.	A certificate of the Additional Obligor (signed by a director) confirming that borrowing or guaranteeing, as appropriate, the Total Commitments would not cause any borrowing, guaranteeing or similar limit binding on it to be exceeded.

8.	In respect of any Additional Obligor with an Original Jurisdiction of Ireland, a certificate (signed by a director) certifying certain factual information about that Irish Obligor including confirmations in respect of Section 239 and 82 of the Irish Companies Act.

9.	A certificate of an authorised signatory of the Additional Obligor certifying that each copy document listed in this Part II of Schedule 2 is correct, complete and in full force and effect as at a date no earlier than the date of the Accession Letter.

10.	A copy of any other Authorisation or other document, opinion or assurance which the Agent considers to be necessary or desirable in connection with the entry into and performance of the transactions contemplated by the Accession Letter or for the validity and enforceability of any Finance Document.

11.	If available, the latest audited financial statements of the Additional Obligor.

12.	In each case to the extent applicable:

(a)	written confirmation from the relevant managing directors that no Additional Obligor has, nor is it in the process of establishing, a works’ council (including, in The Netherlands, an ondernemingsraad) as at the date no earlier than the date of the accession; or

(b)	if the Group has a works’ council (including, in The Netherlands, an ondernemingsraad) or central or European works’ council with jurisdiction over that Additional Obligor or the transactions contemplated by the Finance Documents, a copy of:

(i)	the relevant request for advice from each such works’ council; and

(ii)	the applicable advice providing evidence of the necessary action to authorise the Additional Obligor in respect of the Finance Documents.

13.	A legal opinion of Clifford Chance LLP, legal advisers to the Arranger and the Agent in England.

14.	If the Additional Obligor is incorporated in a jurisdiction other than England and Wales, a legal opinion of the legal advisers to the Arranger and the Agent in the jurisdiction in which the Additional Obligor is incorporated.

15.	With respect to the accessions of the Acceding Takeaway Entities as Additional Obligors only:

(a)	evidence of the CMA Approval;

(b)	if required under applicable law, a copy of a resolution signed by the supervisory board of the Acceding Takeaway Entity, approving the terms of,

and the transactions contemplated by, the Finance Documents to which that Acceding Takeaway Entity is a party;

(c)	confirmation that the Company has been re-registered as a limited company;

(d)	confirmation that, upon the accession of the Acceding Takeaway Entities (and any other entities that will become Additional Obligors on or prior to the date on which the accession of the Acceding Takeaway Entities becomes effective) as Additional Obligors, the Parent would be in compliance with paragraphs (a)(ii) and (iii) of Clause 25.7 (Takeaway Accessions); and

(e)	a copy of the structure chart for the Group (prepared on the basis that Just Eat Takeaway.com N.V. is the Parent).

SCHEDULE 3
UTILISATION REQUEST

From:  [name of relevant Borrower]

To:      HSBC Bank plc

Dated:

Dear Sirs

Just Eat Limited – £267,500,000 and €307,625,000 Facilities Agreement

dated 2 November 2017 (as amended and/or restated from time to time) (the “Agreement”)

1.	We refer to the Agreement. This is a Utilisation Request. Terms defined in the Agreement have the same meaning in this Utilisation Request unless given a different meaning in this Utilisation Request.

2.	We wish to borrow a Loan on the following terms:

Proposed Utilisation Date:	[ ] (or, if that is not a Business Day, the next Business Day)

Borrower:	[ ]

Facility to be utilised:	[Facility A1]/[Facility A2]

Currency of Loan:	[ ]

Amount:	[ ] or, if less, the Available Facility

Interest Period:	[ ]

3.	We confirm that each condition specified in Clause 4.2 (Further conditions precedent) of the Agreement is satisfied on the date of this Utilisation Request.

4.	This Loan is to be made in [whole]/[part] for the purpose of refinancing [identify maturing Loan].

5.	This Utilisation Request is irrevocable.

Yours faithfully

authorised signatory for and on behalf of

[name of relevant Borrower]

SCHEDULE 4

FORM OF TRANSFER CERTIFICATE

To: HSBC Bank plc as Agent

From: [The Existing Lender] (the “Existing Lender”) and [The New Lender] (the “New Lender”)

Dated:

Just Eat Limited – £267,500,000 and €307,625,000 Facilities Agreement
dated 2 November 2017 (as amended and/or restated from time to time) (the
“Agreement”)

1.	We refer to the Agreement. This is a Transfer Certificate. Terms defined in the Agreement have the same meaning in this Transfer Certificate unless given a different meaning in this Transfer Certificate.

2.	We refer to Clause 24.6 (Procedure for transfer) of the Agreement:

(a)	The Existing Lender and the New Lender agree to the Existing Lender transferring to the New Lender by novation, and in accordance with Clause 24.6 (Procedure for transfer) of the Agreement, all of the Existing Lender’s rights and obligations under the Agreement and the other Finance Documents which relate to that portion of the Existing Lender’s Commitment(s) and participations in Loans under the Agreement as specified in the Schedule.

(b)	The proposed Transfer Date is [ ].

(c)	The Facility Office and address, fax number and attention details for notices of the New Lender for the purposes of Clause 31.2 (Addresses) of the Agreement are set out in the Schedule.

3.	The New Lender expressly acknowledges the limitations on the Existing Lender’s obligations set out in paragraph (c) of Clause 24.5 (Limitation of responsibility of Existing Lenders) of the Agreement.

4.	The New Lender confirms, for the benefit of the Agent and without liability to any Obligor, that it is:

(a)	[a UK Qualifying Lender (other than a UK Treaty Lender);]

(b)	[a UK Treaty Lender;]

(c)	[not a UK Qualifying Lender].*

5.	The New Lender confirms, for the benefit of the Agent and without liability to any Obligor, that it is:

(a)	[a Dutch Qualifying Lender (other than a Dutch Treaty Lender);]

(b)	[a Dutch Treaty Lender;]

(c)	[not a Dutch Qualifying Lender].*

6.	The New Lender expressly confirms that it [can/cannot] exempt the Agent from the restrictions pursuant to section 181 of the German Civil Code (Bürgerliches Gesetzbuch) and similar restrictions applicable to it pursuant to any other law as provided for in paragraph (c) of Clause 26.1 (Appointment of the Agent) of the Agreement.

7.	[The New Lender confirms that the person beneficially entitled to interest payable to that Lender in respect of an advance under a Finance Document is either:

(a)	a company resident in the United Kingdom for United Kingdom tax purposes; or

(b)	a partnership each member of which is:

(i)	a company so resident in the United Kingdom; or

(ii)	a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the CTA; or

(c)	a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company.]**

8.	[The New Lender confirms that it holds a passport under the HMRC DT Treaty Passport scheme (reference number [ ]), and is tax resident in [ ] ***, so that interest payable to it by the Borrowers is generally subject to full exemption from United Kingdom withholding tax, and requests that the Company notify:

(a)	each Borrower which is a Party as a Borrower as at the Transfer Date; and

(b)	each Additional Borrower which becomes an Additional Borrower after the Transfer Date that it wishes that scheme to apply to the Agreement.]****

[5/6].	This Transfer Certificate may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Transfer Certificate.

[6/7].	This Transfer Certificate [and any non-contractual obligations arising out of or in connection with it] [is/are] governed by English law.

[7/8]	This Transfer Certificate has been entered into on the date stated at the beginning of this Transfer Certificate.

THE SCHEDULE

Commitment(s)/rights and obligations to be transferred

[insert relevant details]

[Facility Office address, fax number and attention details for notices and account details for payments,]

For and on behalf of	For and on behalf of

[Existing Lender]	[New Lender]

By:	By:

This Transfer Certificate is accepted by the Agent and the Transfer Date is confirmed as [ ].

For and on behalf of

[Agent]

By:

NOTES:

*	Delete as applicable - each New Lender is required to confirm which of these three categories it falls within.

**	Include if New Lender comes within paragraph (ii) of the definition of UK Domestic Lender in Clause 13.1 (Definitions).

***	Insert jurisdiction of tax residence.

****	Include if the New Lender holds a passport under the HMRC DT Treaty Passport scheme and wishes that scheme to apply to the Agreement.

SCHEDULE 5

FORM OF ASSIGNMENT AGREEMENT

To:     HSBC Bank plc as Agent and Just Eat Limited as Company, for and on behalf of each Obligor

From: [the Existing Lender] (the “Existing Lender”) and [the New Lender] (the “New Lender”)

Dated:

Just Eat Limited - £267,500,000 and €307,625,000 Facilities Agreement
dated 2 November 2017 (as amended and/or restated from time to time) (the
“Agreement”)

1.	We refer to the Agreement. This is an Assignment Agreement. Terms defined in the Agreement have the same meaning in this Assignment Agreement unless given a different meaning in this Assignment Agreement.

2.	We refer to Clause 24.7 (Procedure for assignment) of the Agreement:

(a)	The Existing Lender assigns absolutely to the New Lender all the rights of the Existing Lender under the Agreement and the other Finance Documents which relate to that portion of the Existing Lender’s Commitment(s) and participations in Loans under the Agreement as specified in the Schedule.

(b)	The Existing Lender is released from all the obligations of the Existing Lender which correspond to that portion of the Existing Lender’s Commitment(s) and participations in Loans under the Agreement specified in the Schedule.

(c)	The New Lender becomes a Party as a Lender and is bound by obligations equivalent to those from which the Existing Lender is released under paragraph (b) above.

3.	The proposed Transfer Date is [ ].

4.	On the Transfer Date the New Lender becomes Party to the Finance Documents as a Lender.

5.	The Facility Office and address, fax number and attention details for notices of the New Lender for the purposes of Clause 31.2 (Addresses) of the Agreement are set out in the Schedule.

6.	The New Lender expressly acknowledges the limitations on the Existing Lender’s obligations set out in paragraph (c) of Clause 24.5 (Limitation of responsibility of Existing Lenders) of the Agreement.

7.	The New Lender confirms, for the benefit of the Agent and without liability to any Obligor, that it is:

(a)	[a UK Qualifying Lender (other than a UK Treaty Lender);]

(b)	[a UK Treaty Lender;]

(c)	[not a UK Qualifying Lender].*

8.	The New Lender confirms, for the benefit of the Agent and without liability to any Obligor, that it is:

(a)	[a Dutch Qualifying Lender (other than a Dutch Treaty Lender);]

(b)	[a Dutch Treaty Lender;]

(c)	[not a Dutch Qualifying Lender].*

9.	The New Lender expressly confirms that it [can/cannot] exempt the Agent from the restrictions pursuant to section 181 of the German Civil Code (Bürgerliches Gesetzbuch) and similar restrictions applicable to it pursuant to any other law as provided for in paragraph (c) of Clause 26.1 (Appointment of the Agent).

10.	[The New Lender confirms that the person beneficially entitled to interest payable to that Lender in respect of an advance under a Finance Document is either:

(a)	a company resident in the United Kingdom for United Kingdom tax purposes; or

(b)	a partnership each member of which is:

(i)	a company so resident in the United Kingdom; or

(ii)	a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the CTA; or

(c)	a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company.]**

11.	[The New Lender confirms that it holds a passport under the HMRC DT Treaty Passport scheme (reference number [ ]), and is tax resident in [ ]***, so that interest payable to it by borrowers is generally subject to full exemption from United Kingdom withholding tax, and requests that the Company notify:

(a)	each Borrower which is a Party as a Borrower as at the Transfer Date; and

(b)	each Additional Borrower which becomes an Additional Borrower after the Transfer Date that it wishes that scheme to apply to the Agreement.]****

[8/9].	This Assignment Agreement acts as notice to the Agent (on behalf of each Finance Party) and, upon delivery in accordance with Clause 24.8 (Copy of Transfer Certificate, Assignment Agreement, Increase Confirmation or Accordion Increase Confirmation to Company of the Agreement), to the Company (on behalf of each Obligor) of the assignment referred to in this Assignment Agreement.

[9/10].	This Assignment Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Assignment Agreement.

[10/11].This	Assignment Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

[11/12].This	Assignment Agreement has been entered into on the date stated at the beginning of this Assignment Agreement.

THE SCHEDULE

Rights to be assigned and obligations to be released and undertaken

[insert relevant details]

[Facility office address, fax number and attention details for notices and account details for payments]

For and on behalf of	For and on behalf of

[Existing Lender]	[New Lender]

By:	By:

This Assignment Agreement is accepted by the Agent and the Transfer Date is confirmed as [ ].

Signature of this Assignment Agreement by the Agent constitutes confirmation by the Agent of receipt of notice of the assignment referred to herein, which notice the Agent receives on behalf of each Finance Party.

For and on behalf of

[Agent]

By:

NOTES:

*	Delete as applicable - each New Lender is required to confirm which of these three categories it falls within.

**	Include only if New Lender is a UK Non-Bank Lender - i.e. falls within paragraph (ii) of the definition of UK Domestic Lender in Clause 13.1 (Definitions).

***	Insert jurisdiction of tax residence.

****	Include if the New Lender holds a passport under the HMRC DT Treaty Passport scheme and wishes that scheme to apply to the Agreement.

SCHEDULE 6

FORM OF ACCESSION LETTER

To: HSBC Bank plc as Agent

From: [Entity] and Just Eat Limited

Dated:

Dear Sirs

Just Eat Limited - £267,500,000 and €307,625,000 Facilities Agreement

dated 2 November 2017 (as amended and/or restated from time to time) (the “Agreement”)

1.	We refer to the Agreement. This is an Accession Letter. Terms defined in the Agreement have the same meaning in this Accession Letter unless given a different meaning in this Accession Letter.

2.	[Entity] agrees to become an Additional [Borrower]/[Guarantor] and to be bound by the terms of the Agreement as an Additional [Borrower]/[Guarantor] pursuant to [Clause 25.2 (Additional Borrowers)]/[Clause 25.4 (Additional Guarantors)] of the Agreement. [Entity] is a company duly incorporated under the laws of [name of relevant jurisdiction].5

3.	[Just Eat Takeaway.com N.V. also agrees to become the Parent and to be bound by the terms of the Agreement as the Parent pursuant to Clause 25.7 (Takeaway Accessions) of the Agreement.]6

4.	[The Company confirms that no Default is continuing or would occur as a result of [Subsidiary] becoming an Additional Borrower.]7

5.	[Entity’s] administrative details are as follows:

Address:

Fax No:

Attention:

6.	This Accession Letter and any non-contractual obligations arising out of or in connection with it are governed by English law.

This Accession Letter is entered into by deed.

[5]	Limitation language to be included in the case of an Additional Borrower with an Original Jurisdiction of France.

[6]	Include in the case of Just Eat Takeaway.com N.V.’s Accession Letter only.

[7]	Include in the case of an Additional Borrower.

For and on behalf of	For and on behalf of

Just Eat Limited	[Entity]

By:	By:

SCHEDULE 7

FORM OF RESIGNATION LETTER

To: HSBC Bank plc as Agent

From: [resigning Obligor] and Just Eat Limited

Dated:

Dear Sirs

Just Eat Limited - £267,500,000 and €307,625,000 Facilities Agreement dated 2 November 2017 (as amended and/or restated from time to time) (the “Agreement”)

1.	We refer to the Agreement. This is a Resignation Letter. Terms defined in the Agreement have the same meaning in this Resignation Letter unless given a different meaning in this Resignation Letter.

2.	Pursuant to [Clause 25.3 (Resignation of a Borrower)]/[Clause 25.6 (Resignation of a Guarantor)] of the Agreement, we request that [resigning Obligor] be released from its obligations as a [Borrower]/[Guarantor] under the Agreement.

3.	We confirm that:

(a)	no Default is continuing or would result from the acceptance of this request; and

(b)	[ ]*

4.	This Resignation Letter and any non-contractual obligations arising out of or in connection with it are governed by English law.

For and on behalf of	For and on behalf of

Just Eat Limited	[Subsidiary]

By:	By:

NOTES:

*	Insert any other conditions required by the Agreement.

SCHEDULE 8

FORM OF COMPLIANCE CERTIFICATE

To:     HSBC Bank plc as Agent

From: Just Eat Limited

Dated:

Dear Sirs

Just Eat Limited – £267,500,000 and €307,625,000 Facilities Agreement dated 2 November 2017 (as amended and/or restated from time to time) (the “

Agreement”)

1.	We refer to the Agreement. This is a Compliance Certificate. Terms defined in the Agreement have the same meaning when used in this Compliance Certificate unless given a different meaning in this Compliance Certificate.

2.	We confirm that as at [the relevant testing date]:

(a)	the Leverage Ratio is [●];

(b)	the Interest Cover Ratio is [●]; and

(c)	the applicable Margin for the next Interest Period is [●].

3.	We set out below calculations establishing the figures in paragraph 2(a) to (d) above.

4.	We confirm that:

(a)	the Parent is in compliance with Clause 22.8 (Guarantors) of the Agreement; and

(b)	the following companies constitute Material Subsidiaries for the purpose of the Agreement:

[Material Subsidiaries to be included]

5.	[We confirm that no Default is continuing.]* Signed:

Director of Company	Director of Company

OR
Chief Financial Officer of

Company

NOTES:

*	If this statement cannot be made, the certificate should identify any Default that is continuing and the steps, if any, being taken to remedy it.

SCHEDULE 9 TIMETABLES

	Loans in USD and euro	Loans in sterling	Loans in other currencies

Agent notifies the Company if a currency is approved as an Optional Currency in accordance with Clause 4.3 (Conditions relating to Optional Currencies)	-	-	U-4

Delivery of a duly completed Utilisation Request (Clause 5.1	U-3	U-1	U-3
(Delivery of a Utilisation Request))	9.30am	9.30am	9.30am

Agent determines (in relation to a Utilisation) the Base	U-3	U-1	U-3
Currency Amount of the Loan, if required under Clause 5.4 (Lenders’ participation) and notifies the Lenders of the Loan in accordance with Clause 5.4 (Lenders’ participation)	Noon	Noon	Noon

Agent notifies the Lenders of the Loan in accordance with	U-3	U-1	U-3
Clause 5.4 (Lenders’ participation)	3.00pm	3.00pm	3.00pm

Agent receives a notification from a Lender under Clause	Quotation Day	Quotation Day	Quotation Day
6.2 (Unavailability of a currency)	10.00am	10.00am	10.00am

Agent gives notice in accordance with Clause 6.2	Quotation Day	Quotation Day	Quotation Day
(Unavailability of a currency)	10.30am	10.30am	10.30am

LIBOR or EURIBOR is fixed	Quotation Day	Quotation Day	Quotation Day
	11:00 a.m. in respect of LIBOR and 11:00 a.m. (Brussels time) in respect of EURIBOR	11:00 a.m.	11:00 a.m.

	Loans in USD and euro	Loans in sterling	Loans in other currencies

Benchmark Rate is fixed for a Loan in a Non-LIBOR Currency	N/A	N/A	As specified in respect of that currency in Schedule 13 (Other Benchmarks)

Reference Bank Rate calculated by reference to available quotations in accordance with Clause 11.2 (Calculation of Reference Bank Rate)	Noon on the Quotation Day in respect of LIBOR and Quotation Day 11:30 a.m. (Brussels time) in respect of EURIBOR	Noon on the Quotation Day	Noon on the Quotation Day in respect of LIBOR and as specified as such in respect of the relevant currency in Schedule 13 (Other Benchmarks) in respect of a Benchmark Rate

“U” = date of utilisation

“U - X” = Business Days prior to date of utilisation

SCHEDULE 10

FORM OF INCREASE CONFIRMATION

To:	HSBC Bank plc as Agent, and Just Eat Limited as Company, for and on behalf of each Obligor

From:	[the Increase Lender] (the “Increase Lender”)

Dated:

Just Eat Limited - £267,500,000 and €307,625,000 Facilities Agreement

dated 2 November 2017 (as amended and/or restated from time to time) (the “Agreement”)

1.	We refer to the Agreement. This is an Increase Confirmation. Terms defined in the Agreement have the same meaning in this Increase Confirmation unless given a different meaning in this Increase Confirmation.

2.	We refer to Clause 2.2 (Increase) of the Agreement.

3.	The Increase Lender agrees to assume and will assume all of the obligations corresponding to the Commitment(s) specified in the Schedule (the “Relevant Commitment(s)”) as if it had been an Original Lender under the Agreement in respect of the Relevant Commitment(s).

4.	The proposed date on which the increase in relation to the Increase Lender and the Relevant Commitment(s) is to take effect (the “Increase Date”) is [•].

5.	On the Increase Date, the Increase Lender becomes party to the Finance Documents as a Lender.

6.	The Facility Office and address, fax number and attention details for notices to the Increase Lender for the purposes of Clause 31.2 (Addresses) of the Agreement are set out in the Schedule.

7.	The Increase Lender expressly acknowledges the limitations on the Lenders’ obligations referred to in paragraph (i) of Clause 2.2 (Increase) of the Agreement.

8.	The Increase Lender confirms, for the benefit of the Agent and without liability to any Obligor, that it is:

(a)	[a UK Qualifying Lender (other than a UK Treaty Lender);]

(b)	[a UK Treaty Lender;]

(c)	[not a UK Qualifying Lender].[8]

[8]	Delete as applicable - each Increase Lender is required to confirm which of these three categories it falls within.

9.	The Increase Lender confirms, for the benefit of the Agent and without liability to any Obligor, that it is:

(a)	[a Dutch Qualifying Lender (other than a Dutch Treaty Lender);]

(b)	[a Dutch Treaty Lender;]

(c)	[not a Dutch Qualifying Lender].[9]

10.	The Increase Lender expressly confirms that it [can/cannot] exempt the Agent from the restrictions pursuant to section 181 of the German Civil Code (Bürgerliches Gesetzbuch) and similar restrictions applicable to it pursuant to any other law as provided for in paragraph (c) of Clause 26.1 (Appointment of the Agent) of the Agreement.

11.	[The Increase Lender confirms that the person beneficially entitled to interest payable to that Lender in respect of an advance under a Finance Document is either:

(a)	a company resident in the United Kingdom for United Kingdom tax purposes;

(b)	a partnership each member of which is:

(i)	a company so resident in the United Kingdom; or

(ii)	a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the CTA; or

(c)	a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company.][10]

12.	[The Increase Lender confirms that it holds a passport under the HMRC DT Treaty Passport scheme (reference number [•]) and is tax resident in [•]*, so that interest payable to it by borrowers is generally subject to full exemption from United Kingdom withholding tax and requests that the Company notify:

(a)	each Borrower which is a Party as a Borrower as at the Increase Date; and

(b)	each Additional Borrower which becomes an Additional Borrower after the Increase Date,

[9]	Delete as applicable - each Increase Lender is required to confirm which of these three categories it falls within.
[10]	Include only if Increase Lender is a UK Non-Bank Lender i.e. falls within paragraph (ii) of the definition of UK Domestic Lender in Clause 13.1 (Definitions).

that it wishes the scheme to apply to the Agreement.]**

[10/11.] This Increase Confirmation may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Increase Confirmation.

[11/12.] This Increase Confirmation [and any non-contractual obligations arising out of or in connection with it] [is/are] governed by English law.

[12/13]. This Increase Confirmation has been entered into on the date stated at the beginning of this Increase Confirmation.

NOTES

*	Insert jurisdiction of tax residence.

**	This confirmation must be included if the Increase Lender holds a passport under the HMRC DT Treaty Passport scheme and wishes that scheme to apply to the Agreement.

THE SCHEDULE

Relevant Commitment(s)/rights and obligations to be assumed by the Increase Lender

[insert relevant details]

[Facility Office address, fax number and attention details for notices and account details for payments]

[Increase Lender]

By:

This Increase Confirmation is accepted as an Increase Confirmation for the purpose of the Agreement by the Agent and the Increase Date is confirmed as [•].

Agent

By:

SCHEDULE 11

FORM OF ACCORDION INCREASE REQUEST

From:	Just Eat Limited as Company, for and on behalf of each Obligor

To:	HSBC Bank plc as Agent

Dated:

Just Eat Limited — £267,500,000 and €307,625,000 Facilities Agreement dated 2 November 2017 (as amended and/or restated from time to time) (the “Agreement”)

1.	We refer to the Agreement. This is an Accordion Increase Request. Terms defined in the Agreement have the same meaning in this Accordion Increase Request unless given a different meaning in this Accordion Increase Request.

2.	We wish to request an increase of [the Total Facility A1 Commitments] [and] [the Total Facility A2 Commitments] on the following terms:

Proposed Accordion Increase Date: [___________] (or, if that is not a Business Day, the next Business Day)

Accordion Increase Amount: [___________]

[Total Facility A1 Commitments] [and] [Total Facility A2 Commitments] following increase: [___________]

3.	The Accordion Increase Amount will be met by the following Accordion Increase Lenders increasing their Commitment(s) and/or acceding to the Agreement in respect of the Commitment(s) (as applicable) set out below:

Accordion	[Current Facility A1	[Current	[Facility A1	[Facility A2
Increase Lender	Commitment (if applicable)]	Facility A2 Commitment (if applicable)]	Commitment after increase]	Commitment after increase]
[_________]	[_________]	[_________]	[_________]	[_________]
[_________]	[_________]	[_________]	[_________]	[_________]

4.	This Accordion Increase Request is irrevocable.

Yours faithfully

…………………………………

Authorised signatory for Just Eat Limited

SCHEDULE 12

FORM OF ACCORDION INCREASE CONFIRMATION

To:	HSBC Bank plc as Agent and Just Eat Limited as Company, for and on behalf of each Obligor

From:	[the Accordion Increase Lender] (the “Accordion Increase Lender”)

Dated:

Just Eat Limited — £267,500,000 and €307,625,000 Facilities Agreement dated 2 November 2017 (as amended and/or restated from time to time) (the “Agreement”)

1.	We refer to the Agreement. This is an Accordion Increase Confirmation. Terms defined in the Agreement have the same meaning in this Accordion Increase Confirmation unless given a different meaning in this Accordion Increase Confirmation.

2.	We refer to Clause 2.3 (Accordion Option) of the Agreement.

3.	The Accordion Increase Lender agrees to assume and will assume all of the obligations corresponding to the Commitment(s) specified in the Schedule (the “Relevant Commitment(s)”) as if it was an Original Lender under the Agreement in respect of that Relevant Commitment(s).

4.	The proposed date on which the increase in relation to the Accordion Increase Lender and the Relevant Commitment(s) is to take effect (the “Accordion Increase Date”) is [●].

5.	[On the Accordion Increase Date, the Accordion Increase Lender becomes party to the Finance Documents as a Lender.]

6.	[The Facility Office and address, fax number and attention details for notices to the Accordion Increase Lender for the purposes of Clause 31.2 (Addresses) are set out in the Schedule.]

7.	The Accordion Increase Lender expressly acknowledges the limitations on the Lenders’ obligations referred to in paragraph (l) Clause 2.3 (Accordion Option) of the Agreement.

8.	[The Accordion Increase Lender confirms, for the benefit of the Agent and without liability to any Obligor, that it is:

(a)	[a UK Qualifying Lender (other than a UK Treaty Lender);]

(b)	[a UK Treaty Lender;]

(c)	[not a UK Qualifying Lender].[11]

9.	The Accordion Increase Lender confirms, for the benefit of the Agent and without liability to any Obligor, that it is:

(a)	[a Dutch Qualifying Lender (other than a Dutch Treaty Lender);]

(b)	[a Dutch Treaty Lender;]

(c)	[not a Dutch Qualifying Lender].[12]

10.	[The Accordion Increase Lender confirms that it is a Passported Lender (reference number [ ]) and is tax resident in [ ][13], so that interest payable to it by borrowers is generally subject to full exemption from United Kingdom withholding tax, and requests that the Company notify:

(a)	each Borrower which is a Party as a Borrower as at the Accordion Increase Date; and

(b)	each Additional Borrower which becomes an Additional Borrower after the Accordion Increase Date,

that it wishes the Passport Scheme to apply to the Agreement.]14

11.	Each Accordion Increase Lender expressly confirms that it [can/cannot] exempt the Agent from the restrictions pursuant to section 181 of the German Civil Code (Bürgerliches Gesetzbuch) and similar restrictions applicable to it pursuant to any other law as provided for in paragraph (c) of Clause 26.1 (Appointment of the Agent) of the Agreement.

12.	[The Accordion Increase Lender confirms that the person beneficially entitled to interest payable to that Lender in respect of an advance under a Finance Document is either:

(a)	a company resident in the United Kingdom for United Kingdom tax purposes; or

(b)	a partnership each member of which is:

(i)	a company so resident in the United Kingdom; or

(ii)	a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and

[11]	Delete as applicable — each Accordion Increase Lender is required to confirm which of these three categories it falls within.
[12]	Delete as applicable - each Accordion Increase Lender is required to confirm which of these three categories it falls within.
[13]	Insert jurisdiction of tax residence.
[14]	Include if Accordion Increase Lender holds a passport under the DTTP Scheme and wishes that scheme to apply to the Agreement.

which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the CTA; or

(iii)	a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company.]15

13.	This Accordion Increase Confirmation may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Accordion Increase Confirmation.

14.	This Accordion Increase Confirmation and any non contractual obligations arising out of or in connection with this Accordion Increase Confirmation are governed by English law.

15.	This Accordion Increase Confirmation has been entered into on the date stated at the beginning of this Accordion Increase Confirmation.

THE SCHEDULE

Relevant Commitment(s)/rights and obligations to be assumed by the Accordion Increase Lender

[insert relevant details]

[Facility office address, fax number and attention details for notices and account details for payments]

[Accordion Increase Lender]

By:

This Accordion Increase Confirmation is accepted as an Accordion Increase Confirmation for the purposes of the Agreement by the Agent and the Accordion Increase Date is confirmed as [●].

[Agent]

By:

[15]	Include only if the Accordion Increase Lender is a UK Non Bank Lender within paragraph (ii) of the definition of UK Domestic Lender in Clause 13.1 (Definitions).

SCHEDULE 13

OTHER BENCHMARKS

PART I

CDOR – CANADIAN DEALER OFFERED RATE

CDOR Currency:	Canadian Dollars.

Definitions

Business Day:	Any day on which banks are open for general business in Toronto.

Business Day Conventions (definition of “Month” and Clause 10.2 (Non- Business Days)):	No rules specified.

Fallback Interest Period:	One week.

Quotation Day:	Three Business Days before the first day of that period.

Reference Bank Rate:	The arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Agent at its request by the Reference Banks:

(a) (other than where paragraph (b) below applies) as the relevant Reference Bank’s bid rate for the purchase of Canadian Dollar denominated Canadian bankers’ acceptances with a term to maturity equal in length to the relevant period (disregarding any inconsistency arising from the last day of that period being determined pursuant to the terms of this Agreement); or

(b) if different, as the rate (if any and applied to the relevant Reference Bank and the relevant period (disregarding any inconsistency arising from the last day of that period being determined pursuant to the terms of this Agreement)) which contributors to the relevant Screen Rate are asked to submit to the relevant administrator.

Relevant Market:	The market for Canadian bankers’ acceptances.

Screen Rate:	The average bid rate for Canadian bankers’ acceptances (with a period to maturity equal in length to the relevant period (disregarding any inconsistency arising from the last day of that period being determined pursuant to the terms of this Agreement)) displayed (before any correction, recalculation or republication) on page CDOR of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate). If such page or service ceases to be available, the Agent may specify another page or service displaying the relevant rate after consultation with the Company.

Rate fixing timings

Time at which Benchmark Rate is fixed (Schedule 9 (Timetables)):	In respect of the Screen Rate, Quotation Day 10:00 a.m. (Toronto time).

Time at which Reference Bank Rate falls to be calculated by reference to available quotations (Schedule 9 (Timetables)):	Quotation Day 11:00 a.m. (Toronto time).

Deadline for quotations to establish a Reference Bank Rate (paragraph (b) of Clause 11.2 (Calculation of Reference Bank Rate)):	Quotation Day 11:00 a.m. (Toronto time).

Deadline for Lenders to report market disruption (Clause 11.3 (Market disruption)):	Close of business in London on the date falling one Business Day after the Quotation Day for the relevant Interest Period.

PART II

BBSY (BID) – AUSTRALIAN BANK BILL SWAP REFERENCE RATE (BID)

BBSY (Bid) Currency:	Australian Dollars.

Definitions

Business Day:	Any day on which banks are open for general business in Sydney.

Business Day Conventions (definition of “Month” and Clause 10.2 (Non- Business Days)):	(a)	If any period is expressed to accrue by reference to a Month or any number of Months then, in respect of the last Month of that period:

(i) if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day; and

(ii) if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month.

	(b)	If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

	(c)	If the Agent agrees, a Borrower may select an Interest Period which ends on a day other than the last day of a Month

(but no more than 5 days before or after the last day of the relevant Month), where necessary to ensure that the Interest Period is in the same half- month maturity pool used by market convention for determining rates that would have applied had the selection of either or both of the maturity pool or the selection of the Interest Period not followed a modified following business day convention.

Fallback Interest Period:	One Month.

Quotation Day:	Three Business Days before the first day of that period.

Reference Bank Rate:	The sum of:

(a)

(i) the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Agent at its request by the Reference Banks as the mid discount rate (expressed as a yield percent to maturity) observed by the relevant Reference Bank for marketable parcels of Australian Dollar denominated bank accepted bills and negotiable certificates of deposit issued or accepted by Prime Banks (as defined below) and which mature on the last day of the relevant period; or

(ii) (if there is no observable market rate for marketable parcels of

Prime Bank Australian dollar securities referred to in paragraph (i) above), the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Agent at its request by the Reference Banks as the rate at which the relevant Reference Bank could borrow funds in Australian dollars in the Australian interbank market for the relevant period were it to do so by asking for and then accepting interbank offers for deposits in reasonable market sizes and for that period; and

	(b)	0.05 per cent. per annum.

For the purpose of this Part of this Schedule 12, “Prime Bank” means a bank determined by ASX Benchmarks Pty Limited (or any other person which takes over the administration of the Screen Rate for Australian Dollars) as being a Prime Bank or an acceptable acceptor or issuer of bills of exchange or negotiable certificates of deposit for the purposes of calculating that Screen Rate. If ASX Benchmarks Pty Limited, or such other person ceases to make such determinations, the Prime Banks shall be the Prime Banks last so determined.

Relevant Market:	The Australian interbank market for bank accepted bills and negotiable certificates of deposit.

Screen Rate:	(a)	The Australian bank bill swap reference

rate (Bid) administered by ASX Benchmarks Pty Limited (or any other person which takes over the administration of that rate) for the relevant period displayed (before any correction, recalculation or republication by the administrator) on page BBSY of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters. If such page or service ceases to be available, the Agent may specify another page or service displaying the relevant rate after consultation with the Company.

(b)	If the rate described in paragraph (a) above is not available, the sum of:

(i) the Australian bank bill swap reference rate administered by ASX Benchmarks Pty Limited (or any other person which takes over the administration of that rate) for the relevant period displayed (before any correction, recalculation or republication by the administrator) on page BBSW of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters. If such page or service ceases to be available, the Agent may specify another page or service displaying the relevant rate after consultation with the Company; and

(ii) 0.05 per cent. per annum.

Rate fixing timings

Time at which Benchmark Rate is fixed (Schedule 9 (Timetables)):	Quotation Day as at or about 10:10 a.m. (Sydney time) but no later than 10:30 a.m. (Sydney time).

Time at which Reference Bank Rate falls to be calculated by reference to available quotations (Schedule 9 (Timetables)):	Quotation Day 10:00 a.m.

Deadline for quotations to establish a Reference Bank Rate (paragraph (b) of Clause 11.2 (Calculation of Reference Bank Rate)):	Quotation Day 12:00 pm

Deadline for Lenders to report market disruption (Clause 11.3 (Market disruption)):	Close of business in London on the Quotation Day for the relevant Interest Period.

PART III CIBOR –

COPENHAGEN INTERBANK OFFERED RATE

CIBOR Currency:	Danish Krone.

Definitions

Business Day:	Any day on which banks are open for general business in Copenhagen.

Business Day Conventions (definition of “Month” and Clause 10.2 (Non- Business Days)):	(a) If any period is expressed to accrue by reference to a Month or any number of Months then, in respect of the last Month of that period:

(i) if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day; and

(ii) if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month.

(b) If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

Fallback Interest Period:	One week.

Quotation Day:	Two Business Days before the first day of that period (unless market practice differs in the Relevant Market, in which case the Quotation Day will be determined by the Agent in accordance with market practice in the Relevant Market (and if quotations would normally be given on more than one day, the Quotation Day will be the last of those days)).

Reference Bank Rate:	The arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Agent at its request by the Reference Banks:

(a) (other than where paragraph (b) below applies) as the rate at which the relevant Reference Bank is willing to lend amounts in Danish Krone to a prime bank for the relevant period on an unsecured basis; or

(b) if different, as the rate (if any and applied to the relevant Reference Bank and the relevant period) which contributors to the applicable Screen Rate are asked to submit to the relevant administrator.

Relevant Market:	The Danish interbank market.

Screen Rate:	The Copenhagen interbank offered rate administered by the Danish Bankers’ Association (or any other person which takes over the administration of that rate) for the relevant period displayed (before any correction, recalculation or republication by the administrator) on page CIBOR= of the Thomson Reuters screen

(or any replacement Thomson Reuters page which displays that rate). If such page or service ceases to be available, the Agent may specify another page or service, displaying the relevant rate after consultation with the Company.

Rate fixing timings

Time at which Benchmark Rate is fixed (Schedule 9 (Timetables)):	In respect of the Screen Rate, Quotation Day 10:30 a.m. (Copenhagen time).

Time at which Reference Bank Rate falls to be calculated by reference to available quotations (Schedule 9 (Timetables)):	Noon on the Quotation Day.

Deadline for quotations to establish a Reference Bank Rate (paragraph (b) of Clause 11.2 (Calculation of Reference Bank Rate)):	Noon on the Quotation Day.

Deadline for Lenders to report market disruption (Clause 11.3 (Market disruption)):	Close of business in London on the Quotation Day for the relevant Interest Period.

SIGNATURES

[Not restated]

Signature pages to the Facility Agreement

SIGNATURES

The Company

JUST EAT LIMITED

By:	/s/ [***]
[***]

Address:	[***]

Fax:	[***]

Email:	[***]

Attention:	[***]

The Borrowers

JUST EAT LIMITED

By:	/s/ [***]
[***]

JUST EAT HOLDING LIMITED

By:	/s/ [***]
[***]

[Signature Page - Amendment and Restatement Agreement]

The Continuing Guarantors

JUST EAT LIMITED

By:	/s/ [***]
[***]

Executed by EAT NOW SERVICES PTY LTD

(ABN 59 138 659 588) in accordance with

section 127 of the Corporations Act 2001 (Cth):

Signature of director	Signature of company secretary/director

Full name of director	Full name of company secretary/director

JUST EAT.CO.UK LIMITED

By:	/s/ [***]
[***]

JUST EAT.DK APS

By:	/s/ [***]
[***]

[Signature Page - Amendment and Restatement Agreement]

The Continuing Guarantors

JUST EAT LIMITED

By:

Executed by EAT NOW SERVICES PTY LTD

(ABN 59 138 659 588) in accordance with

section 127 of the Corporations Act 2001 (Cth):

/s/ [***]	/s/ [***]
Signature of director	Signature of company director

[***]	[***]
Full name of director	Full name of company director

JUST EAT.CO.UK LIMITED

By:

JUST EAT.DK APS

By:

[Signature Page - Amendment and Restatement Agreement]

JUST EAT DENMARK HOLDING APS

By:	/s/ [***]
[***]

JUST EAT HOLDING LIMITED

By:	/s/ [***]
[***]

JUST EAT HOST A/S

By:	/s/ [***]
[***]

JUST-EAT IRELAND LIMITED

By:	/s/ [***]
[***]

JUST-EAT.LU S.A R.L

By:	/s/ [***]
[***]

Title: Manager and/or authorised signatory

[Signature Page - Amendment and Restatement Agreement)

JUST-EAT SPAIN S.L.U.

By:	/s/ [***]
[***]

Executed by MENULOG GROUP LTD (ACN

603 840 820) in accordance with section 127 of

the Corporations Act 2001 (Cth):

Signature of director	Signature of company secretary/director

Full name of director	Full name of company secretary/director

Executed by MENULOG PTY LTD (ABN 76

120 943 615) in accordance with section 127 of

the Corporations Act 2001 (Cth):

Signature of director	Signature of company secretary/director

Full name of director	Full name of company secretary/director

[Signature Page - Amendment and Restatement Agreement]

JUST-EAT SPAIN S.L.U.

By:

Executed by MENULOG GROUP LTD (ACN

603 840 820) in accordance with section 127 of

the Corporations Act 2001 (Cth):

/s/ [***]	/s/ [***]
Signature of director	Signature of company director

[***]	[***]
Full name of director	Full name of company director

Executed by MENULOG PTY LTD (ABN 76

120 943 615) in accordance with section 127 of

the Corporations Act 2001 (Cth):

/s/ [***]	/s/ [***]
Signature of director	Signature of company director

[***]	[***]
Full name of director	Full name of company director

[Signature Page - Amendment and Restatement Agreement]

SKIPTHEDISHES RESTAURANT SERVICES INC

By:	/s/ [***]
[***]

(Signature Page - Amendment and Restatement Agreement)

The Existing Lenders

ABN AMRO BANK N.V.

By:	/s/ [***]
[***] Executive Director

By:	/s/ [***]
[***] Director

[Signature Page - Amendment and Restatement Agreement]

BARCLAYS BANK PLC

By:	/s/ [***]
[***]

[Signature Page - Amendment and Restatement Agreement]

BNP PARIBAS, LONDON BRANCH

By:	/s/ [***]

By:	/s/ [***]

[Signature Page - Amendment and Restatement Agreement]

GOLDMAN SACHS BANK USA

By:	/s/ [***]
[***] Authorised Signatory

[Signature Page - Amendment and Restatement Agreement]

HSBC UK BANK PLC

By:	/s/ [***]
[***]
Associate Director

 [Signature Page - Amendment and Restatement Agreement]

ING BANK N.V.

By:	/s/ [***]
[***]
Director

By:	/s/ [***]
[***]
Director

 [Signature Page - Amendment and Restatement Agreement]

NATIONAL WESTMINSTER BANK PLC

By:	/s/ [***]

 [Signature Page - Amendment and Restatement Agreement]

RBC EUROPE LIMITED

By:	/s/ [***]
[***]
Director

 [Signature Page - Amendment and Restatement Agreement]

The New Lenders

BANK OF AMERICA, N.A., LONDON BRANCH

By:	/s/ [***]
[***]
Director

 [Signature Page - Amendment and Restatement Agreement]

BANK OF CHINA LIMITED, LONDON BRANCH

By:	/s/ [***]
[***]
Deputy General Manager

By:	/s/ [***]
[***]
Head of Corporate Banking

[Signature Page - Amendment and Restatement Agreement]

COÖPERATIEVE RABOBANK U.A.

By:	/s/ [***]
[***]
Director
Proxy B

By:	/s/ [***]
[***]
Executive Director
Proxy AB

[Signature Page - Amendment and Restatement Agreement]

RAIFFEISEN BANK INTERNATIONAL AG

By:	/s/ [***]
[***]

By:	/s/ [***]
[***]

[Signature Page - Amendment and Restatement Agreement]

The Existing Arrangers

BARCLAYS BANK PLC

By:	/s/ [***]
[***]

[Signature Page - Amendment and Restatement Agreement]

BNP PARIBAS

By:	/s/ [***]

By:	/s/ [***]

[Signature Page - Amendment and Restatement Agreement]

GOLDMAN SACHS BANK USA

By:	/s/ [***]
[***]
Authorised Signatory

[Signature Page - Amendment and Restatement Agreement]

HSBC UK BANK PLC

By:	/s/ [***]
[***]
Associate Director

[Signature Page - Amendment and Restatement Agreement]

NATIONAL WESTMINSTER BANK PLC

By:	/s/ [***]

[Signature Page - Amendment and Restatement Agreement]

ROYAL BANK OF CANADA

By:	/s/ [***]
[***] Director

[Signature Page - Amendment and Restatement Agreement]

The New Arrangers

ABN AMRO BANK N.V.

By:	/s/ [***]
[***]
Executive Director

By:	/s/ [***]
[***]
Director

[Signature Page - Amendment and Restatement Agreement]

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL DESIGNATED ACTIVITY COMPANY

By:	/s/ [***]
[***]
Director

[Signature Page - Amendment and Restatement Agreement]

BANK OF CHINA LIMITED, LONDON BRANCH

By:	/s/ [***]
[***]
Deputy General Manager

By:	/s/ [***]
[***]
Head of Corporate Banking

[Signature Page - Amendment and Restatement Agreement]

COÖPERATIVE RABOBANK U.A.

By:	/s/ [***]
[***]
Director
Proxy B

By:	/s/ [***]
[***]
Executive Director
Proxy AB

[Signature Page - Amendment and Restatement Agreement]

ING BANK N.V.

By:	/s/ [***]
[***]
Director

By:	/s/ [***]
[***]
Director

 [Signature Page - Amendment and Restatement Agreement]

RAIFFEISEN BANK INTERNATIONAL AG

By:	/s/ [***]
[***]

By:	/s/ [***]
[***]

[Signature Page - Amendment and Restatement Agreement]

The Agent

HSBC BANK PLC

By:	/s/ [***]
[***]
Authorised Signatory

Address: [***] Fax: [***] Email: Borrower operational requests only - [***] All other enquiries - [***] Attention: Issuer Services - Loan Agency

[Signature Page - Amendment and Restatement Agreement]